UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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American International Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 19, 2017

Dear AIG Shareholder,

The AIG Board is committed to creating long-term value for investors through sound oversight of strategy, financial and operational performance, and risk management. We appointed Brian Duperreault as our new CEO effective May 14, 2017. We believe Brian is the right person to lead AIG at this important time and look forward to building on the progress we have made. The Board values our ongoing dialogue with shareholders and has made that a priority.

We invite you to join us at the 2017 Annual Meeting of Shareholders, which will be held on Wednesday, June 28, 2017, at 11:00 a.m., at 175 Water Street, New York, NY. Even if you will be attending the meeting, we encourage you to use this 2017 Proxy Statement as an informational resource and to vote in advance of the meeting. Every vote matters.

Thank you for being an AIG shareholder.

Sincerely,

Douglas M. Steenland
Non-Executive Chairman of the Board

AMERICAN INTERNATIONAL GROUP, INC.

175 Water Street, New York, N.Y. 10038

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 28, 2017

May 19, 2017

To the Shareholders of

AMERICAN INTERNATIONAL GROUP, INC.:

The Annual Meeting of Shareholders of AMERICAN INTERNATIONAL GROUP, INC. (AIG) will be held at 175 Water Street, New York, New York, on June 28, 2017, at 11:00 a.m., for the following purposes:

1.

To elect the thirteen nominees specified under “Proposal 1—Election of Directors” as directors of AIG to hold office until the next annual election and until their successors are duly elected and qualified;

2.	To vote, on a non-binding advisory basis, to approve executive compensation;

3.	To act upon a proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes;

4.	To act upon a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan;

5.	To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017; and

6.	To transact any other business that may properly come before the meeting.

Shareholders of record at the close of business on May 8, 2017 will be entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 28, 2017. The Proxy Statement and 2016 Annual Report to Shareholders and other Soliciting Material are available in the Investors section of AIG’s corporate website at www.aig.com.

By Order of the Board of Directors

ROSE MARIE E. GLAZER

Secretary

If you plan on attending the meeting, please remember to bring photo identification with you. In addition, if you hold shares in “street name” and would like to attend the meeting, you must bring an account statement or other acceptable evidence of ownership of AIG Common Stock as of the close of business on May 8, 2017. If you cannot be present at the meeting, please sign and date your proxy and return it at once or vote your shares by telephone or through the internet.

AMERICAN INTERNATIONAL GROUP, INC.

175 Water Street, New York, N.Y. 10038

PROXY STATEMENT

May 19, 2017

TIME AND DATE	11:00 a.m. on Wednesday, June 28, 2017.

PLACE	175 Water Street, New York, New York 10038.

MAILING DATE	This Proxy Statement, 2016 Annual Report and proxy card or voting instructions were either made available to you over the internet or mailed to you on or about May 19, 2017.

ITEMS OF BUSINESS

•     To elect the thirteen nominees specified under “Proposal 1—Election of Directors” as directors of AIG to hold office until the next annual election and until their successors are duly elected and qualified;

• To vote, on a non-binding advisory basis, to approve executive compensation;

• To act upon a proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes;

• To act upon a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan;

• To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017; and

• To transact any other business that may properly come before the meeting.

RECORD DATE	You can vote if you were a shareholder of record at the close of business on May 8, 2017.

INSPECTION OF LIST OF SHAREHOLDERS OF RECORD	A list of the shareholders of record as of May 8, 2017 will be available for inspection during ordinary business hours during the ten days prior to the meeting at AIG’s offices, 175 Water Street, New York, New York 10038.

ADDITIONAL INFORMATION	Additional information regarding the matters to be acted on at the meeting is included in this proxy statement.

PROXY VOTING	YOU CAN VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE. IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, YOU MAY ALSO VOTE BY SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED.

PROPOSAL 4—RATIFICATION OF AMENDMENT NO. 2 TO THE TAX ASSET PROTECTION PLAN	79

REPORT OF AUDIT COMMITTEE AND RATIFICATION OF SELECTION OF ACCOUNTANTS	82

Report of the Audit Committee	82

PROPOSAL 5—RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP	84

Fees Paid to PricewaterhouseCoopers LLP	85

EQUITY COMPENSATION PLAN INFORMATION	86

OTHER MATTERS	87

Other Matters to be Presented at the 2017 Annual Meeting of Shareholders	87

Shareholder Proposals for the 2018 Annual Meeting	87

Communications with the Board of Directors	87

Electronic Delivery of Proxy Materials	87

Important Notice Regarding Delivery of Shareholder Documents	88

Incorporation by Reference	88

CORPORATE GOVERNANCE GUIDELINES	A-1

NON-GAAP FINANCIAL MEASURES	B-1

PROPOSED AMENDMENT TO AMERICAN INTERNATIONAL GROUP, INC.’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (AMENDING ARTICLE THIRTEEN) RELATING TO PROPOSAL 3	C-1

AMERICAN INTERNATIONAL GROUP, INC. TAX ASSET PROTECTION PLAN	D-1

AMENDMENT NO. 1 TO THE AMERICAN INTERNATIONAL GROUP, INC. TAX ASSET PROTECTION PLAN	E-1

AMENDMENT NO. 2 TO THE AMERICAN INTERNATIONAL GROUP, INC. TAX ASSET PROTECTION PLAN	F-1

EXECUTIVE SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider in making a voting decision, and you should read the entire Proxy Statement carefully before voting. These proxy materials are first being sent to shareholders of AIG commencing on or about May 19, 2017. For information on the details of the voting process and how to attend the Annual Meeting, please see “Voting Instructions and Information” on page 6.

Voting Matters and Vote Recommendation

Proposals		Board Vote Recommendation	For More Information, see:

1.	Election of 13 Directors	FOR EACH DIRECTOR NOMINEE	Proposal 1—Election of Directors, page 12

2.	Advisory vote on executive compensation	FOR	Proposal 2—Non-Binding Advisory Vote to Approve Executive Compensation, page 71

3.	Approval of amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes	FOR	Proposal 3—Approval of Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation, page 74

4.	Ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan	FOR	Proposal 4—Ratification of Amendment No. 2 to the Tax Asset Protection Plan, page 78

5.	Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017	FOR	Proposal 5—Ratification of Selection of PricewaterhouseCoopers LLP, page 83

1

PROPOSAL 1—ELECTION OF DIRECTORS

The following table provides summary information about each of our thirteen director nominees. AIG aims to maintain a balanced and independent board that is committed to representing the long-term interests of AIG’s shareholders, and which has the substantial and diverse expertise necessary to oversee AIG’s strategic and business planning as well as management’s approach to addressing the significant risks and challenges facing AIG. Each nominee is elected annually by a majority of votes cast.

Name	Age	Director Since	Occupation/Background	Indepen- dent	Other Public Boards	Current Committee Memberships (1)
W. Don Cornwell	69	2011	Former Chairman and CEO of Granite Broadcasting Corporation	✓	Avon Products, Inc.; Pfizer Inc.	CMRC (Chair) NCGC
Brian Duperreault	70	2017	President and CEO, AIG		Johnson Controls International plc
Peter R. Fisher	60	2014	Senior Fellow at the Center for Business, Government and Society, and Senior Lecturer, at the Tuck School of Business at Dartmouth College; Former Head of Fixed Income Portfolio Management of BlackRock, Inc.	✓	KCG Holdings, Inc.	Regulatory RCC
John H. Fitzpatrick	60	2011	Chairman of White Oak Global Advisors LLC; Former Secretary General of The Geneva Association; Former Chief Financial Officer, Head of the Life and Health Reinsurance Business Group and Head of Financial Services of Swiss Re	✓		Audit RCC (Chair)
William G. Jurgensen	65	2013	Former CEO of Nationwide Insurance	✓	Lamb Weston Holdings, Inc.	Audit (Chair) RCC
Christopher S. Lynch	59	2009	Independent Consultant and Former National Partner in Charge of Financial Services of KPMG LLP	✓	Federal Home Loan Mortgage Corporation	NCGC RCC Tech
Samuel J. Merksamer (2)	36	2016	Former Managing Director of Icahn Capital LP	✓	Cheniere Energy Inc.; Hertz Global Holdings, Inc.(3); Navistar International Corporation; Transocean Ltd.	NCGC RCC Regulatory
Henry S. Miller	71	2010	Chairman of Marblegate Asset Management, LLC; Former Chairman and Managing Director of Miller Buckfire & Co., LLC	✓	The Interpublic Group of Companies, Inc.	Regulatory RCC
Linda A. Mills	67	2015	Former Corporate Vice President of Operations of Northrop Grumman Corporation; Former Corporate Vice President and President of Information Systems/Information Technology	✓	Navient Corporation	Audit CMRC Tech
Suzanne Nora Johnson	59	2008	Former Vice Chairman of The Goldman Sachs Group, Inc.	✓	Intuit Inc.; Pfizer Inc.; Visa Inc.	CMRC NCGC (Chair) Tech
Ronald A. Rittenmeyer	69	2010	Chairman and CEO, Millennium Health, LLC; Former Chairman, CEO and President of Electronic Data Systems Corporation	✓	Quintiles IMS Holdings, Inc.; Tenet Healthcare Corporation	Audit CMRC Tech (Chair)
Douglas M. Steenland	65	2009	Former President and CEO of Northwest Airlines Corporation	✓	Hilton Worldwide Holdings Inc.; Performance Food Group Company; Travelport Limited	(4)
Theresa M. Stone	73	2013	Former Executive Vice President and Treasurer of the Massachusetts Institute of Technology; Former Executive Vice President and Chief Financial Officer of Jefferson-Pilot Corporation; Former President of Chubb Life Insurance Company	✓		Audit Regulatory (Chair)

(1)	The full Committee names are as follows:

Audit—Audit Committee

CMRC—Compensation and Management Resources Committee

NCGC—Nominating and Corporate Governance Committee

Regulatory—Regulatory, Compliance and Public Policy Committee

RCC—Risk and Capital Committee

Tech—Technology Committee

(2)	Mr. Merksamer was initially nominated in accordance with a Nomination Agreement as described further in “Proposal 1—Election of Directors.”
(3)	Mr. Merksamer will not be standing for re-election as a director of Hertz Global Holdings, Inc. at its annual meeting of shareholders in May 2017.
(4)	Mr. Steenland, as Chairman of the Board, is an ex-officio, non-voting member of each of the Committees.

2

Strong Corporate Governance Practices

The AIG Board is committed to good corporate governance and regularly reviews our practices, corporate governance developments and shareholder feedback to ensure continued effectiveness.

✓ AIG has a highly engaged Board with balanced tenure and substantial and diverse expertise necessary to evaluate and oversee strategy and performance.
✓ Independent Chairman is required in AIG’s By-laws.
✓ Independent Chairman role is clearly defined and the Chairman generally does not serve longer than a five-year term.
✓ Directors are elected annually by a majority of votes cast (in uncontested elections).
✓ All directors are independent (except CEO).
✓ Former AIG CEOs cannot serve on the Board.
✓ The Board, through the Nominating and Corporate Governance Committee, conducts annual evaluations of the Board and individual directors, and all Board Committees conduct annual self-evaluations.
✓ No director attending less than 75% of meetings for two consecutive years will be re-nominated.
✓ Directors generally may not stand for election after reaching age 75.
✓ All directors may contribute to the agenda for Board meetings.
✓ The Board Committee structure is organized around key strategic issues and designed to facilitate dialogue and efficiency.
✓ Board Committee Chairs generally do not serve longer than a five-year term.
✓ The Board provides strong risk management oversight including through the Risk and Capital Committee, Audit Committee and other Board Committees.
✓ AIG has an extensive shareholder engagement program with director participation.
✓ AIG’s By-laws include a proxy access right for shareholders.

3

PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Compensation Philosophy and Structure

Our compensation philosophy centers on creating a culture of performance to motivate all AIG employees to achieve sustainable value through a strategic focus on our core businesses and achieving the right balance between growth, profitability and risk.

Guided by our compensation philosophy, our executive compensation program focuses on providing an appropriate balance of fixed and variable pay, driving achievement of AIG’s short- and long-term business objectives and strategies. The 2016 compensation structure for our named executives consisted of market-competitive base salary not to exceed 25 percent of total target compensation, approximately 25 to 35 percent target short-term incentive opportunity and at least 40 percent target long-term incentive opportunity that was entirely performance-based. At least 75 percent of each executive’s target total direct compensation is based on performance and subject to clawback.

2016 Pay Decisions

Short-Term Incentive. Our 2016 short-term incentive awards for our Executive Leadership Team consisted of a cash award based on Company-wide performance measured across multiple pre-established goals that included the effect of the net adverse prior year development we reported in our financial results for 2016. After taking into account the operation of the program, considering other Company-wide accomplishments in 2016 (including expense reductions and capital returns to shareholders that exceeded strategic targets, the completion or announcement of over ten transactions that will generate over $10 billion in liquidity and the growth and improved profitability of Consumer Insurance), and discussion with Mr. Peter D. Hancock, our former President and Chief Executive Officer, the Compensation and Management Resources Committee determined that Mr. Hancock would not receive a short-term incentive award for 2016 and that other members of the Executive Leadership Team would receive an award equal to 40 percent of target.

Long-Term Incentive. The largest component of pay for members of our Executive Leadership Team for 2016 is in the form of performance share units based on achieving total shareholder return measured relative to AIG’s peers over a three-year period (from 2016—2018), balanced by using option adjusted spread relative to peers, which is a risk-adjustment metric, as a gating mechanism. Earned awards are paid over a five-year period (until January 2021).

In the first quarter of 2017, the Committee assessed performance for our 2014 long-term incentive awards after the three-year performance period (from 2014—2016) ended. The metrics for 2014 long-term incentive awards comprised relative total shareholder return (requiring 55th percentile performance to achieve target and weighted 75 percent) and relative change in CDS spread (designed to balance risk-taking and weighted 25 percent). Awards were earned at 102 percent of target, are settled in shares over time through January 2019 and are subject to AIG’s share ownership requirements and clawback policy.

The earned 2016 short-term incentive and 2014-2016 long-term incentive for each named executive officer who served through the end of 2016 (each, a 2016 named executive) is summarized in the table below.

2016 Earned Performance-Based Compensation (% of Target)
Named Executive Officer	Short-Term Incentive (Cash)	2014-2016 Long-Term Incentive (Equity, Paid Over Time)
Peter D. Hancock	0%	102%
Siddhartha Sankaran	40%	102%
Douglas A. Dachille	40%	Not a Participant (Joined AIG in 2015)
Kevin T. Hogan	40%	102%
Robert S. Schimek	40%	102%

4

PROPOSALS 3 AND 4—PRESERVATION OF LONG-TERM BENEFITS OF AIG’s TAX ATTRIBUTES

The following are key elements of our proposals to preserve long-term benefits of AIG’s tax attributes. Please read the full description of these proposals, which include certain defined terms, before you vote.

• At December 31, 2016, AIG had a U.S. federal net operating loss carryforward of approximately $34.6 billion and $4.9 billion in foreign tax credits.

•  AIG’s ability to utilize these tax attributes to offset future taxable income may be significantly limited if AIG experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the Code).

•  The Protective Amendment to AIG’s Amended and Restated Certificate of Incorporation and the Tax Asset Protection Plan (the Plan) are designed to prevent and deter certain transfers of AIG securities that would result in an ownership change under the Code.

•  The Board is recommending that AIG’s shareholders approve the extension of the Protective Amendment for another three years from the date of the 2017 Annual Meeting and ratify Amendment No. 2 to the Plan, which the Board adopted to extend the expiration date of the Plan to December 14, 2019.

Summary

AIG has significant deferred tax assets, which AIG may be able to use to offset future taxable income. At December 31, 2016, AIG had a U.S. federal net operating loss carryforward of approximately $34.6 billion and $4.9 billion in foreign tax credits (collectively, Tax Attributes). If AIG were to experience an “ownership change” as defined under Section 382 of the Code, it is possible that a significant portion of the Tax Attributes would expire before AIG would be able to use them to offset future taxable income.

In order to preserve the benefits of the Tax Attributes, AIG’s Board of Directors first proposed Article Thirteen to AIG’s Amended and Restated Certificate of Incorporation and adopted the Plan in 2011, which were approved and ratified, respectively, by AIG’s shareholders at that year’s Annual Meeting of Shareholders. In light of the continuing significance of the Tax Attributes, in 2014, the Board extended the term of the Plan for three years and recommended for shareholders to continue Article Thirteen for another three-year period. AIG’s shareholders once again ratified and approved the Board’s actions at the 2014 Annual Meeting of Shareholders. The Tax Attributes continue to have significant value to AIG, and after careful consideration, the Board of Directors believes the most effective way to continue to preserve the benefits of the Tax Attributes for long-term shareholder value is to (i) amend AIG’s Amended and Restated Certificate of Incorporation to adopt a “Protective Amendment” that is a successor to, and is substantively the same as, current Article Thirteen of AIG’s Amended and Restated Certificate of Incorporation, except that the Protective Amendment would expire on the third anniversary of the date of the 2017 Annual Meeting (current Article Thirteen expired by its terms at the close of business on May 12, 2017) and (ii) amend the Plan to extend the expiration date by approximately three years to December 14, 2019. These measures serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of the Tax Attributes. Accordingly, the Board of Directors recommends that shareholders amend AIG’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment and ratify Amendment No. 2 to the Plan.

PROPOSAL 5—RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP

We are asking shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017.

The Audit Committee annually evaluates the qualifications, performance and independence of the independent auditor, including the lead partner. As a result of this evaluation, the Audit Committee and Board believe the continued retention of PricewaterhouseCoopers LLP is in the best interests of AIG and its shareholders.

5

VOTING INSTRUCTIONS AND INFORMATION

The enclosed proxy is solicited on behalf of the Board of Directors (Board of Directors or Board) of American International Group, Inc., a Delaware corporation (AIG), for use at the AIG Annual Meeting of Shareholders to be held on June 28, 2017, or at any adjournment thereof (Annual Meeting or 2017 Annual Meeting of Shareholders).

When and where is our Annual Meeting?

We will hold our Annual Meeting on Wednesday, June 28, 2017 at 11:00 a.m., Eastern Daylight Time, at our offices at 175 Water Street, New York, New York 10038.

How are we distributing our proxy materials?

We are using the rule of the United States Securities and Exchange Commission (SEC) that allows companies to furnish proxy materials to their shareholders over the internet. In accordance with this rule, on or about May 19, 2017, we sent shareholders of record at the close of business on May 8, 2017, a Notice Regarding the Availability of Proxy Materials (Notice) or a full set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and Annual Report for the year ended December 31, 2016 (2016 Annual Report) via the internet and how to vote. If you receive a Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a copy electronically or in paper form on a one-time or ongoing basis. Shareholders who do not receive the Notice will receive either a paper or electronic copy of our Proxy Statement and 2016 Annual Report, which will be sent on or about May 19, 2017.

Who can vote at the Annual Meeting?

You are entitled to vote or direct the voting of your shares of AIG’s common stock, par value $2.50 per share (AIG Common Stock), if you were a shareholder of record or if you held AIG Common Stock in “street name” at the close of business on May 8, 2017. On that date, 922,116,787 shares of AIG Common Stock (exclusive of shares held by AIG and certain subsidiaries) were outstanding, held by 26,498 shareholders of record. Each share of AIG Common Stock held by you on the record date is entitled to one vote.

Who is a shareholder of record?

During the ten days prior to the Annual Meeting, a list of the shareholders will be available for inspection at the offices of AIG at 175 Water Street, New York, New York 10038.

•	If you hold AIG Common Stock that is registered in your name on the records of AIG maintained by AIG’s transfer agent, Wells Fargo Shareowner Services, you are a shareholder of record.

•	If you hold AIG Common Stock indirectly through a broker, bank or similar institution, you are not a shareholder of record, but instead hold shares in “street name.”

What do I need to attend, and vote at, the Annual Meeting?

If you plan on attending the Annual Meeting, please remember to bring photo identification with you, such as a driver’s license. In addition, if you hold shares in “street name” and would like to attend the Annual Meeting, you must bring an account statement or other acceptable evidence of ownership of AIG Common Stock as of the close of business on May 8, 2017, the record date for voting. In order to vote at the Annual Meeting if you hold shares in “street name,” you will also need a valid “legal proxy,” which you can obtain by contacting your account representative at the broker, bank or similar institution through which you hold your shares. See “How do I vote?” for four ways to cast your vote.

6

What proposals will be voted on at the Annual Meeting?

Five proposals from AIG will be considered and voted on at the Annual Meeting:

1.	To elect the thirteen nominees specified under “Proposal 1—Election of Directors” as directors of AIG to hold office until the next annual election and until their successors are duly elected and qualified;

2.	To vote, on a non-binding advisory basis, to approve executive compensation;

3.	To act upon a proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes;

4.	To act upon a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan; and

5.	To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017.

You may also vote on any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend I vote?

AIG’s Board of Directors unanimously recommends that you vote:

1.	“FOR” each of the nominees specified under “Proposal 1—Election of Directors” to the Board of Directors.

2.	“FOR” the proposal to approve, on a non-binding advisory basis, executive compensation.

3.	“FOR” the proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes.

4.	“FOR” the proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan.

5.	“FOR” the proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017.

How do I vote?

You may cast your vote in one of four ways:

•

By Submitting a Proxy by Internet. Go to the following website: www.proxyvote.com. You may submit a proxy by internet 24 hours a day. To be valid, your proxy by internet must be received by 11:59 p.m., Eastern Daylight Time, on June 27, 2017. Please have your Notice or your proxy card in hand when you access the website and follow the instructions to create an electronic voting instruction form.

•

By Submitting a Proxy by Telephone. To submit a proxy using the telephone, call 1-800-690-6903 any time on a touch-tone telephone. There is NO CHARGE to you for the call in the United States or Canada. International calling charges apply outside the United States and Canada. You may submit a proxy by telephone 24 hours a day, 7 days a week. Follow the simple instructions provided by the recorded message. To be valid, your proxy by telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 27, 2017.

•

By Submitting a Proxy by Mail. Mark your proxy card, sign and date it, and return it in the prepaid envelope that has been provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your proxy by mail must be received by 10:00 a.m., Eastern Daylight Time, on June 28, 2017.

•

At the Annual Meeting. You can vote your shares in person at the Annual Meeting (see “What do I need to attend, and vote at, the Annual Meeting?”). If you are a shareholder of record, in order to vote at the Annual Meeting, you must present an acceptable form of photo identification, such as a driver’s license. If you hold your shares in street name, you must obtain a legal proxy, as described above under “What do I need to attend, and vote at, the Annual Meeting?”, and bring that proxy to the Annual Meeting.

7

How can I revoke my proxy or substitute a new proxy or change my vote?

You can revoke your proxy or substitute a new proxy by:

For a Proxy Submitted by Internet or Telephone

•	Subsequently submitting in a timely manner a new proxy through the internet or by telephone that is received by 11:59 p.m., Eastern Daylight Time, on June 27, 2017; or

•	Executing and mailing a later-dated proxy card that is received prior to 10:00 a.m., Eastern Daylight Time, on June 28, 2017; or

•	Voting in person at the Annual Meeting.

For a Proxy Submitted by Mail

•	Subsequently executing and mailing another proxy card bearing a later date that is received prior to 10:00 a.m., Eastern Daylight Time, on June 28, 2017; or

•	Giving written notice of revocation to AIG’s Secretary at 175 Water Street, New York, New York 10038 that is received by AIG prior to 10:00 a.m., Eastern Daylight Time, on June 28, 2017; or

•	Voting in person at the Annual Meeting.

If I submit a proxy by internet, telephone or mail, how will my shares be voted?

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

If you sign, date and return your proxy card but do not give voting instructions, your shares will be voted as follows: FOR the election of AIG’s director nominees specified under “Proposal 1—Election of Directors”; FOR the proposal to approve, on a non-binding advisory basis, executive compensation; FOR the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes; FOR the ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017; and otherwise in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.

If I hold my shares in “street name” and do not provide voting instructions, can my broker still vote my shares?

Under the rules of the New York Stock Exchange (NYSE), brokers that have not received voting instructions from their customers ten days prior to the Annual Meeting date may vote their customers’ shares in the brokers’ discretion on the proposals regarding the amendment and restatement of AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes and the ratification of the appointment of independent auditors because these are considered “discretionary” under NYSE rules. If your broker is an affiliate of AIG, NYSE policy specifies that, in the absence of your specific voting instructions, your shares may only be voted in the same proportion as all other shares are voted with respect to that proposal.

Under NYSE rules, each other proposal—the election of directors, the non-binding advisory vote on executive compensation and the ratification of Amendment No. 2 to the American International Group, Inc. Tax Asset Protection Plan—is a “non-discretionary” item, which means that member brokers who have not received instructions from the beneficial owners of AIG Common Stock do not have discretion to vote the shares of AIG Common Stock held by those beneficial owners on any of those proposals.

How are votes counted and considered?

Proposal 1—Election of Directors. AIG’s By-laws provide that in uncontested elections, directors must receive a majority of the votes cast by the holders of AIG Common Stock. In other words, directors in an uncontested election must receive more votes “for” their election than “against” their election. Pursuant to AIG’s By-laws and Corporate Governance Guidelines, each nominee who is currently a director has submitted to the Board an irrevocable resignation from the Board that would become effective upon (1) the failure of such nominee

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to receive the required vote at the Annual Meeting and (2) Board acceptance of such resignation. In the event that a nominee fails to receive the required vote at the Annual Meeting, AIG’s Nominating and Corporate Governance Committee will then make a recommendation to the Board on the action to be taken with respect to the resignation. The Board will accept such resignation unless the Committee recommends and the Board determines that the best interests of AIG and its shareholders would not be served by doing so.

Proposal 2—Non-binding Advisory Vote to Approve Executive Compensation. Adoption of the resolution on the non-binding advisory vote to approve executive compensation requires a “for” vote of a majority of the votes cast by the holders of AIG Common Stock, which votes cast are either “for” or “against” the resolution. The results of the vote on this resolution will not be binding on AIG’s Board of Directors, will not overrule any decisions the Board has made and will not create any duty for the Board to take any action in response to the outcome of the vote. However, AIG’s Compensation and Management Resources Committee values the feedback received from this advisory vote and may, in its sole discretion, take into account the outcome of the vote in analyzing and evaluating future compensation opportunities.

Proposal 3—Amendment and Restatement of AIG’s Amended and Restated Certificate of Incorporation to Restrict Certain Transfers of AIG Common Stock in order to Protect AIG’s Tax Attributes. Approval of the amendment and restatement requires a “for” vote of a majority of the outstanding shares of AIG Common Stock.

Proposal 4—Ratification of the Amendment to Extend the Expiration of the American International Group, Inc. Tax Asset Protection Plan. Ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan requires a “for” vote of a majority of the votes cast by the holders of AIG Common Stock, which votes cast are either “for” or “against” the amendment.

Proposal 5—Ratification of the Selection of PricewaterhouseCoopers LLP. Ratification of the selection of accountants requires a “for” vote of a majority of the votes cast by the holders of AIG Common Stock, which votes cast are either “for” or “against” the ratification. Neither AIG’s Amended and Restated Certificate of Incorporation nor AIG’s By-laws require that the shareholders ratify the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm. AIG’s Board is requesting shareholder ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may still retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of AIG and its shareholders.

Broker Non-Votes and Abstentions. Because directors are elected by a majority of the votes cast, an abstention will have no effect on the election, although a director who receives more votes “against” than “for” his or her election will be required to resign, subject to the process described above under “Proposal 1—Election of Directors.” In the case of the non-binding advisory vote to approve executive compensation, the ratification of the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan and the ratification of the appointment of PricewaterhouseCoopers LLP, only votes cast “for” or “against” the proposal will be considered; abstentions, broker non-votes and withheld votes will not be treated as a vote “for” or “against” these proposals and therefore will have no effect on the vote. With respect to the proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes, an abstention, broker non-vote or withheld vote will have the effect of a vote “against” such proposal.

How many votes are required to transact business at the Annual Meeting?

A quorum is required to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of AIG Common Stock entitled to vote will constitute a quorum.

Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters on the agenda for the Annual Meeting, will be treated as present for purposes of determining a quorum for the Annual Meeting.

How do I obtain more information about AIG?

A copy of AIG’s 2016 Annual Report, which includes AIG’s Annual Report on Form 10-K for the year ended December 31, 2016 (AIG’s 2016 Annual Report on Form 10-K) filed with the SEC, has been delivered or made available to shareholders. You also may obtain, free of charge, a copy of the 2016 Annual Report and AIG’s

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2016 Annual Report on Form 10-K by writing to American International Group, Inc., 175 Water Street, New York, New York 10038, Attention: Investor Relations. These documents also are available in the Investors section of AIG’s corporate website at www.aig.com.

Who pays for the expenses of this proxy solicitation?

AIG will bear the cost of this solicitation of proxies. Proxies may be solicited by mail, email, personal interview, telephone and facsimile transmission by directors, their associates, and certain officers and regular employees of AIG and its subsidiaries. In addition to the foregoing, AIG has retained Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee of approximately $20,000 plus reasonable out-of-pocket expenses and disbursements of that firm. AIG will reimburse brokers and others holding AIG Common Stock in their names, or in the names of nominees, for forwarding proxy materials to their principals.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Proxy Statement and other publicly available documents may include, and AIG’s officers and representatives may from time to time make, projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “goal” or “estimate.” These projections, goals, assumptions and statements may address, among other things, AIG’s:

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exposures to subprime mortgages, monoline insurers, the residential and commercial real estate markets, state and municipal bond issuers, sovereign bond issuers, the energy sector and currency exchange rates;

•	exposure to European governments and European financial institutions;

•	strategy for risk management;

•	actual and anticipated sales of businesses or asset divestitures or monetizations;

•	restructuring of business operations, including anticipated restructuring charges and annual cost savings;
•	generation of deployable capital;

•	strategies to increase return on equity and earnings per share;

•	strategies to grow net investment income, efficiently manage capital, grow book value per common share, and reduce expenses;

•	anticipated organizational and business changes;

•	strategies for customer retention, growth, product development, market position, financial results and reserves;

•	segments’ revenues and combined ratios; and

•	management retention plans.

It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include:

•	changes in market conditions;

•	negative impacts on customers, business partners and other stakeholders;

•	the occurrence of catastrophic events, both natural and man-made;

•	significant legal proceedings;

•	the timing and applicable requirements of any new regulatory framework to which AIG is subject as a nonbank systemically important financial institution and as a global systemically important insurer;

•	concentrations in AIG’s investment portfolios;

•	actions by credit rating agencies;

•	judgments concerning casualty insurance underwriting and insurance liabilities;

•	AIG’s ability to successfully manage Legacy portfolios;

•	AIG’s ability to successfully reduce costs and expenses and make business and organizational changes without negatively impacting client relationships or its competitive position;

•	AIG’s ability to successfully dispose of, or monetize, businesses or assets;

•	judgments concerning the recognition of deferred tax assets;

•	judgments concerning estimated restructuring charges and estimated cost savings; and

•	such other factors discussed in:

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Conditions and Results of Operations (MD&A) in AIG’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017;

•	Part I, Item 1A. Risk Factors in AIG’s 2016 Annual Report on Form 10-K; and

•	Part II, Item 7. MD&A in AIG’s 2016 Annual Report on Form 10-K.

AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

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PROPOSAL 1—ELECTION OF DIRECTORS

AIG’s Board of Directors currently consists of sixteen directors. All directors serve a one-year term. We are asking our shareholders to elect thirteen directors at the Annual Meeting, to hold office until the next annual election and until their successors are duly elected and qualified or their earlier resignation. Messrs. George L. Miles, Jr. and Robert S. Miller are retiring from the Board this year after reaching the age of 75, which is the general director retirement age guideline under our Corporate Governance Guidelines. Following discussions with Mr. Paulson, the Nominating and Corporate Governance Committee determined not to nominate him for re-election as a director this year due to his other time commitments. As previously announced, Mr. Brian Duperreault was appointed President and Chief Executive Officer and as a director effective May 14, 2017. Mr. Peter D. Hancock resigned as President and Chief Executive Officer and as a director effective at that time, and is not standing for re-election to the Board.

It is the intention of the persons named in the accompanying form of proxy to vote for the election of the nominees listed below. All of the nominees are currently members of AIG’s Board of Directors. It is not expected that any of the nominees will become unavailable for election as a director, but if any should become unavailable prior to the Annual Meeting, proxies will be voted for such persons as the persons named in the accompanying form of proxy may determine in their discretion.

Directors will be elected by a majority of the votes cast by the shareholders of the AIG Common Stock, which votes are cast “for” or “against” election. Pursuant to AIG’s By-laws and Corporate Governance Guidelines, each nominee has submitted to the Board an irrevocable resignation from the Board that would become effective upon (1) the failure of such nominee to receive the required vote at the shareholder meeting and (2) Board acceptance of such resignation. In the event that a nominee fails to receive the required vote, AIG’s Nominating and Corporate Governance Committee will then make a recommendation to the Board on the action to be taken with respect to the resignation. The Board will accept such resignation unless the Board determines (after consideration of the Nominating and Corporate Governance Committee’s recommendation) that the best interests of AIG and its shareholders would not be served by doing so.

Mr. Merksamer was recommended for nomination in 2016 as a director pursuant to that certain Nomination Agreement (the Nomination Agreement), dated February 11, 2016, by and between AIG and each of High River Limited Partnership, Icahn Partners Master Fund LP, Icahn Partners LP and Carl C. Icahn (collectively, the Icahn Parties). The Board of Directors has decided to re-nominate Mr. Merksamer to the Board and therefore, under the Nomination Agreement, AIG is obligated to use commercially reasonable efforts to cause his re-election. As long as Mr. Merksamer serves on AIG’s Board, the Nomination Agreement requires the Icahn Parties to adhere to certain standstill obligations and to vote the shares of AIG Common Stock they beneficially own for each of the thirteen director nominees. See AIG’s Current Report on Form 8-K filed on February 11, 2016 for further information regarding the Nomination Agreement, including a copy of the Nomination Agreement.

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The Board believes that, if elected, the nominees will continue to provide effective oversight of AIG’s business and continue to advance our shareholders’ interests by drawing upon their collective qualifications, skills and experiences. This diverse and complementary set of skills, experience and backgrounds creates a highly qualified and independent Board of Directors. The following table highlights relevant key attributes and professional experience of our director nominees:

Key Attributes:	Professional experience in:
✓ Experience in business transformations and strategic restructurings	✓ Insurance and reinsurance
✓ Experience managing large, complex, international institutions	✓ Financial services, the banking industry and asset management
✓ Risk oversight and management expertise	✓ Operations
✓ Corporate governance expertise	✓ Information technology and cyber security
✓ High level of financial literacy and accounting expertise	✓ Regulatory markets, government, academia and research
✓ Global consumer, commercial and industrial backgrounds	✓ Public company accounting

Below are biographies of each of the nominees for director, including the principal occupation or affiliation and public company directorships held by each nominee during the past five years. The nominees as a group have extensive direct experience in the oversight of public companies as a result of their service on AIG’s Board and/or the boards of other public companies and/or as a result of their involvement in the other organizations described below.

W. DON CORNWELL Director since 2011	Former Chairman of the Board and Chief Executive Officer of Granite Broadcasting Corporation Age 69

Mr. Cornwell is the former Chairman of the Board and Chief Executive Officer of Granite Broadcasting Corporation, serving from 1988 until his retirement in August 2009, and Vice Chairman until December 2009. Mr. Cornwell spent 17 years at Goldman, Sachs & Co. where he served as Chief Operating Officer of the Corporate Finance Department from 1980 to 1988 and Vice President of the Investment Banking Division from 1976 to 1988. Mr. Cornwell is currently a director of Avon Products, Inc., where he is Lead Director, Chairman of the Finance Committee and a member of the Audit Committee and Nominating and Corporate Governance Committee, and Pfizer Inc., where he is a member of the Audit, Compensation, Regulatory and Compliance, and Science and Technology Committees. In light of Mr. Cornwell’s experience in finance and strategic business transformations, as well as his professional experience across the financial services industry, AIG’s Board has concluded that Mr. Cornwell should be re-elected to the Board.

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BRIAN DUPERREAULT Director since 2017	President and CEO, AIG Age 70

Mr. Duperreault was appointed as AIG’s President, Chief Executive Officer and a member of the Board effective May 14, 2017. Mr. Duperreault was previously the Chief Executive Officer of Hamilton Insurance Group, Ltd. (Hamilton), a Bermuda-based holding company of property and casualty insurance and reinsurance operations in Bermuda, the U.S. and the UK, from December 2013 to May 2017, and served as Chairman of Hamilton from February 2016 to May 2017. He served as President and Chief Executive Officer of Marsh & McLennan Companies, Inc. from February 2008 until his retirement in December 2012. Before joining Marsh, he served as non-executive Chairman of ACE Limited from 2006 through the end of 2007 and as Chief Executive Officer from October 1994 to May 2004. Prior to joining ACE, Mr. Duperreault served in various senior executive positions with AIG and its affiliates from 1973 to 1994. Mr. Duperreault is a director of Johnson Controls International plc, where he is a member of the Corporate Governance Committee, and was a director of Tyco International plc from 2004 to 2016, when it merged with Johnson Controls International plc. In light of Mr. Duperreault’s deep experience in the insurance industry, his history with AIG and his management of large, complex, international institutions, AIG’s Board has concluded that Mr. Duperreault should be elected to the Board.

PETER R. FISHER Director since 2014

Senior Fellow at the Center for Business, Government and Society, and Senior Lecturer, at the Tuck School of Business at Dartmouth College; Former Head of Fixed Income Portfolio Management of BlackRock, Inc.

Age 60

Mr. Fisher is a Senior Fellow at the Center for Business, Government and Society, and also a Senior Lecturer, at the Tuck School of Business at Dartmouth College, positions he has held since July 2013. Mr. Fisher is also a director of KCG Holdings, Inc., where he is Chair of the Nominating and Corporate Governance Committee and serves on the Compensation Committee. Mr. Fisher previously served as an officer of BlackRock, Inc. and certain of its subsidiaries (BlackRock) from 2004 through 2013, as a Senior Managing Director (2010 to 2013) and a Managing Director (2004 to 2009). While at BlackRock, Mr. Fisher served as Head (2010 to 2013) and as Co-Head (2008 to 2009) of BlackRock’s Fixed Income Portfolio Management Group, overseeing portfolio managers responsible for more than $1 trillion of fixed income client accounts and funds, and as Chairman of BlackRock Asia (2005 to 2007). Mr. Fisher was a Senior Director of the BlackRock Investment Institute from March 2013 through July 2016, serving in such capacity as an independent consultant from January 2014 through July 2016. Prior to joining BlackRock in 2004, Mr. Fisher served as Under Secretary of the U.S. Department of the Treasury for Domestic Finance from 2001 to 2003, and, in that capacity, served on the board of the Securities Investor Protection Corporation, as a member of the Airline Transportation Stabilization Board and as the U.S. Treasury representative to the Pension Benefit Guaranty Corporation. From 2007 to 2013, Mr. Fisher was a non-executive director of the Financial Services Authority of the United Kingdom, where he was a member of the Risk Committee. Mr. Fisher also worked at the Federal Reserve Bank of New York from 1985 to 2001, ending his service there as an Executive Vice President and Manager of the System Open Market Account. In light of Mr. Fisher’s broad experience in asset management and government and his knowledge of the regulation of financial services companies, AIG’s Board has concluded that Mr. Fisher should be re-elected to the Board.

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JOHN H. FITZPATRICK Director since 2011

Chairman of White Oak Global Advisors LLC; Former Secretary General of The Geneva Association; Former Chief Financial Officer, Head of the Life and Health Reinsurance Business Group and Head of Financial Services of Swiss Re

Age 60

Mr. Fitzpatrick has been Chairman of White Oak Global Advisors LLC, an asset management firm lending to small and medium sized companies, since September 1, 2015, and Chairman of Oak Street Management Co., LLC, an insurance / management consulting company, and Oak Family Advisors, LLC, a registered investment advisor, since 2010. In May 2014, he completed a two-year term as Secretary General of The Geneva Association. From 2006 to 2010, Mr. Fitzpatrick was a partner at Pension Corporation and a director of Pension Insurance Corporation Ltd. From 1998 to 2006, he was a member of Swiss Re’s Executive Board Committee and served at Swiss Re as Chief Financial Officer, Head of the Life and Health Reinsurance Business Group and Head of Financial Services. From 1996 to 1998, Mr. Fitzpatrick was a partner in insurance private equity firms sponsored by Zurich Financial Services, Credit Suisse and Swiss Re. From 1990 to 1996, Mr. Fitzpatrick served as the Chief Financial Officer and a Director of Kemper Corporation, a NYSE-listed insurance and financial services organization where he started his career in corporate finance in 1978. Mr. Fitzpatrick is a Certified Public Accountant and a Chartered Financial Analyst. In light of Mr. Fitzpatrick’s broad experience in the insurance and reinsurance industry, as well as his professional experience in insurance policy and regulation, AIG’s Board has concluded that Mr. Fitzpatrick should be re-elected to the Board.

WILLIAM G. JURGENSEN Director since 2013	Former Chief Executive Officer of Nationwide Insurance Age 65

Mr. Jurgensen is the former Chief Executive Officer of Nationwide Mutual Insurance Company and Nationwide Financial Services, Inc., serving from May 2000 to February 2009. During this time, he also served as director and Chief Executive Officer of several other companies within the Nationwide enterprise. Prior to his time in the insurance industry, he spent 27 years in the commercial banking industry. Before joining Nationwide, Mr. Jurgensen was an Executive Vice President with BankOne Corporation (now a part of JPMorgan Chase & Co.) where he was responsible for corporate banking products, including capital markets, international banking and cash management. He managed the merger integration between First Chicago Corporation and NBD Bancorp, Inc. and later was Chief Executive Officer for First Card, First Chicago’s credit card subsidiary. At First Chicago, he was responsible for retail banking and began his career there as Chief Financial Officer in 1990. Mr. Jurgensen started his banking career at Norwest Corporation (now a part of Wells Fargo & Company) in 1973. The majority of Mr. Jurgensen’s career has involved capital markets, securities trading and investment activities, with the balance in corporate banking. Mr. Jurgensen has been a director of Lamb Weston Holdings, Inc. since 2016, where he serves as Lead Director and Chair of the Audit Committee. Mr. Jurgensen was a director of ConAgra Foods, Inc. from 2002 to 2016, where he served on the Audit, Human Resources and Nominating, Governance and Public Affairs Committees. He was also a director of The Scotts Miracle-Gro Company from 2009 to 2013, where he served on the Audit, Finance, and Governance and Nominating Committees. In light of Mr. Jurgensen’s experience in insurance, financial services and risk management, AIG’s Board has concluded that Mr. Jurgensen should be re-elected to the Board.

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CHRISTOPHER S. LYNCH Director since 2009	Former National Partner in Charge of Financial Services, KPMG LLP Age 59

Mr. Lynch has been an independent consultant since 2007, providing a variety of services to public and privately held financial intermediaries, including corporate restructuring, risk management, strategy, governance, financial accounting and regulatory reporting, and troubled-asset management. Mr. Lynch is the former National Partner in Charge of KPMG LLP’s Financial Services Line of Business. He held a variety of positions with KPMG from 1979 to 2007, including chairing KPMG’s Americas Financial Services Leadership team and being a member of the Global Financial Services Leadership and the U.S. Industries Leadership teams. Mr. Lynch was an audit signing partner under Sarbanes-Oxley for some of KPMG’s largest financial services clients. He also served as a Partner in KPMG’s National Department of Professional Practice and as a Practice Fellow at the Financial Accounting Standards Board. Mr. Lynch is a member of the Advisory Board of the Stanford Institute for Economic Policy Research and a member of the National Audit Committee Chair Advisory Council of the National Association of Corporate Directors. Mr. Lynch is currently Non-Executive Chairman of the Federal Home Loan Mortgage Corporation, where he is also Chairman of the Executive Committee. In light of Mr. Lynch’s experience in finance, accounting and risk management and strategic business transformations, as well as his professional experience across the financial services industry, AIG’s Board has concluded that Mr. Lynch should be re-elected to the Board.

SAMUEL J. MERKSAMER Director since 2016	Former Managing Director of Icahn Capital LP Age 36

Mr. Merksamer is a former Managing Director of Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., a diversified holding company engaged in multiple business segments, where he was employed from 2008 to 2016. Mr. Merksamer is a director of Cheniere Energy Inc., where he serves on the Audit and Compensation Committees, Hertz Global Holdings, Inc., where he serves on the Financing and Nominating and Governance Committees, Navistar International Corporation, where he serves on the Audit and Compensation Committees and Transocean Ltd., where he serves on the Finance and Health, Safety and Environment Committees. Mr. Merksamer will not be standing for re-election as a director of Hertz Global Holdings, Inc. at its annual meeting of shareholders in May 2017. He previously served as a director of American Railcar Industries, Inc. from 2011 to 2013; Dynegy Inc. from 2011 to 2012; Hologic Inc. from 2013 to 2016; Talisman Energy Inc. from 2013 to 2015; and Transocean Partners LLC from 2014 to 2016. In light of Mr. Merksamer’s extensive public company experience and, in accordance with the Nomination Agreement with the Icahn Parties, AIG’s Board has concluded that Mr. Merksamer should be re-elected to the Board.

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HENRY S. MILLER Director since 2010	Chairman, Marblegate Asset Management, LLC; Former Chairman and Managing Director, Miller Buckfire & Co., LLC Age 71

Mr. Miller co-founded and has been Chairman of Marblegate Asset Management, LLC since 2009. Mr. Miller was co-founder, Chairman and a Managing Director of Miller Buckfire & Co., LLC, an investment bank, from 2002 to 2011 and Chief Executive Officer from 2002 to 2009. Prior to founding Miller Buckfire & Co., LLC, Mr. Miller was Vice Chairman and a Managing Director at Dresdner Kleinwort Wasserstein and its predecessor company Wasserstein Perella & Co., where he served as the global head of the firm’s financial restructuring group. Prior to that, Mr. Miller was a Managing Director and Head of both the Restructuring Group and Transportation Industry Group of Salomon Brothers Inc. From 1989 to 1992, Mr. Miller was a managing director and, from 1990 to 1992, co-head of investment banking at Prudential Securities. Mr. Miller is currently a director of The Interpublic Group of Companies, Inc., where he serves on the Corporate Governance Committee and the Audit Committee and previously served on the Finance Committee. Mr. Miller was also a director of Ally Financial Inc., from 2012 until July 2014, where he served on the Risk and Compliance Committee. In light of Mr. Miller’s experience in strategic business transformations as well as his professional experience across the financial services industry, AIG’s Board has concluded that Mr. Miller should be re-elected to the Board.

LINDA A. MILLS Director since 2015	Former Corporate Vice President of Operations of Northrop Grumman Corporation Age 67

Ms. Mills is the former Corporate Vice President of Operations for Northrop Grumman Corporation, with responsibility for operations, including risk management, engineering and information technology. During her 12 years with Northrop Grumman, from 2002 to 2014, Ms. Mills held a number of operational positions, including Corporate Vice President and President of Information Systems and Information Technology sectors; President of the Civilian Agencies Group; and Vice President of Operations and Process in the firm’s Information Technology Sector. Prior to joining Northrop Grumman, Ms. Mills was Vice President of Information Systems and Processes at TRW, Inc. She began her career as an engineer at Bell Laboratories, Inc. Ms. Mills also serves on the board of Navient Corporation where she is the Chair of the Compensation and Personnel Committee and serves on the Finance & Operations Committee and the Executive Committee. In light of Ms. Mills’ in-depth experience with large complex, often international, operations, information technology and cyber security, and her success in managing a significant line of business at Northrop Grumman, AIG’s Board has concluded that Ms. Mills should be re-elected to the Board.

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SUZANNE NORA JOHNSON Director since 2008	Former Vice Chairman, The Goldman Sachs Group, Inc. Age 59

Ms. Nora Johnson is the former Vice Chairman of The Goldman Sachs Group, Inc., serving from 2004 to 2007. During her 21 years at Goldman Sachs, she also served as the Chairman of the Global Markets Institute, Head of the Global Investment Research Division and Head of the Global Investment Banking Healthcare Business. Ms. Nora Johnson is currently a director of Intuit Inc., where she is Lead Director and Chair of the Compensation and Organizational Development Committee and serves on the Nominating and Governance Committee, Pfizer Inc., where she is Chair of the Audit Committee, serves on the Regulatory and Compliance, Science and Technology and Executive Committees, and previously served on the Compensation Committee, and Visa Inc., where she is Chair of the Compensation Committee and serves on the Nominating and Corporate Governance Committee. In light of Ms. Nora Johnson’s experience in managing large, complex, international institutions, her experience in finance as well as her professional experience across the financial services industry, AIG’s Board has concluded that Ms. Nora Johnson should be re-elected to the Board.

RONALD A. RITTENMEYER Director since 2010	Chairman and Chief Executive Officer, Millennium Health, LLC; Former Chairman, Chief Executive Officer and President, Electronic Data Systems Corporation Age 69

Mr. Rittenmeyer has served as Chairman and Chief Executive Officer of Millennium Health, LLC, a health solutions company, since April 2016. Mr. Rittenmeyer is the former Chairman, President and Chief Executive Officer of Expert Global Solutions, Inc. (formerly known as NCO Group, Inc.), a global provider of business process outsourcing services, serving from 2011 to 2014. Mr. Rittenmeyer is also the former Chairman, Chief Executive Officer and President of Electronic Data Systems Corporation, serving from 2005 to 2008. Prior to that, Mr. Rittenmeyer was a Managing Director of the Cypress Group, a private equity firm, serving from 2004 to 2005. Mr. Rittenmeyer also served as Chairman, Chief Executive Officer and President of Safety-Kleen Corp. from 2001 to 2004. Among his other leadership roles, Mr. Rittenmeyer served as President and Chief Executive Officer of AmeriServe Food Distribution Inc. from 2000 to 2001, Chairman, Chief Executive Officer and President of RailTex, Inc. from 1998 to 2000, President and Chief Operating Officer of Ryder TRS, Inc. from 1997 to 1998, President and Chief Operating Officer of Merisel, Inc. from 1995 to 1996 and Chief Operating Officer of Burlington Northern Railroad Co. from 1994 to 1995. Mr. Rittenmeyer is currently a director of Quintiles IMS Holdings, Inc., where he is Chairman of the Leadership Development and Compensation Committee and serves on the Audit Committee, and Tenet Healthcare Corporation, where he is Lead Director, Chairman of the Executive and Human Resources Committees and serves on the Health Information Technology and Audit Committees. In light of Mr. Rittenmeyer’s experience in managing large, complex, international institutions, his experience in finance and strategic business transformations as well as his professional experience across the financial services industry and technology industry, AIG’s Board has concluded that Mr. Rittenmeyer should be re-elected to the Board.

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DOUGLAS M. STEENLAND Director since 2009	Former President and Chief Executive Officer, Northwest Airlines Corporation Age 65

Mr. Steenland is the former Chief Executive Officer of Northwest Airlines Corporation, serving from 2004 to 2008, and President, serving from 2001 to 2004. Prior to that, he served in a number of Northwest Airlines executive positions after joining Northwest Airlines in 1991, including Executive Vice President, Chief Corporate Officer and Senior Vice President and General Counsel. Mr. Steenland retired from Northwest Airlines upon its merger with Delta Air Lines, Inc. Prior to joining Northwest Airlines, Mr. Steenland was a senior partner at a Washington, D.C. law firm that is now part of DLA Piper. Mr. Steenland is currently a director of Travelport Limited, where he serves as Chairman of the Board and Chairman of the Nominating and Corporate Governance Committee, Performance Food Group Company, where he serves as Chairman of the Board and a member of the Audit Committee and the Compensation Committee, and Hilton Worldwide Holdings Inc., where he serves as a member of the Audit and Nominating and Corporate Governance Committees. In the past five years, Mr. Steenland has also served as a director of Chrysler Group LLC (now FCA US LLC), where he served as Chairman of the Audit Committee, International Lease Finance Corporation (ILFC), a former AIG subsidiary, now a part of AerCap Holdings N.V. (AerCap), and Digital River, Inc., where he was Chairman of the Compensation Committee and served on the Finance and Nominating and Corporate Governance Committees. In light of Mr. Steenland’s experience in managing large, complex, international institutions and his experience in strategic business transformations, AIG’s Board has concluded that Mr. Steenland should be re-elected to the Board.

THERESA M. STONE Director since 2013

Former Executive Vice President and Treasurer of the Massachusetts Institute of Technology; Former Executive Vice President and Chief Financial Officer of Jefferson-Pilot Corporation; Former President of Chubb Life Insurance Company

Age 73

Ms. Stone is the former Executive Vice President and Treasurer of the Massachusetts Institute of Technology (MIT), serving from February 2007 until October 2011. In her role as Executive Vice President and Treasurer, Ms. Stone served as MIT’s Chief Financial Officer and was also responsible for MIT’s operations, including capital projects, campus planning, facilities operations, information technology, environmental health and safety, human resources, medical services and police. Ms. Stone also served as the Special Assistant to the President of MIT from October 2011 to January 2012. From November 2001 to March 2006, Ms. Stone served as Executive Vice President and Chief Financial Officer of Jefferson-Pilot Corporation (now Lincoln Financial Group) and, from 1997 to 2006, she also served as President of Jefferson-Pilot Communications. Ms. Stone also served as the President of Chubb Life Insurance Company from 1994 to 1997. From 1990 to 1994, Ms. Stone served as Senior Vice President—Acquisitions of The Chubb Corporation, in which role she advised the Chairman and Chief Executive Officer on domestic and international property casualty and life insurance strategy, acquisitions and divestitures. Ms. Stone also served as a director of the Federal Reserve Bank of Richmond from 2003 to 2007 and as Deputy Chairman from 2005 to 2007. Ms. Stone began her career as an investment banker, advising clients primarily in the insurance and financial services industries on financial and strategic matters. Ms. Stone served as a director of Progress Energy, Inc. from 2005 to 2012, where she served as Chairman of the Audit and Corporate Performance Committee and a member of the Executive, Finance and Governance Committees. She also served as a director of Duke Energy Corporation during July 2012 following the company’s merger with Progress Energy Inc. In light of Ms. Stone’s broad experience in both business and academia and her expertise in insurance, finance and management, AIG’s Board has concluded that Ms. Stone should be re-elected to the Board.

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CORPORATE GOVERNANCE

GOVERNANCE

AIG’s Board regularly reviews corporate governance developments and modifies its Corporate Governance Guidelines, charters and practices from time to time. AIG’s current Corporate Governance Guidelines are included as Appendix A. AIG’s Corporate Governance Guidelines and the charters of the Audit Committee, the Compensation and Management Resources Committee, the Nominating and Corporate Governance Committee, the Regulatory, Compliance and Public Policy Committee, the Risk and Capital Committee and the Technology Committee are available in the Corporate Governance section of AIG’s corporate website at www.aig.com or in print by writing to American International Group, Inc., 175 Water Street, New York, New York 10038, Attention: Investor Relations.

AIG’s Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics and a Code of Conduct for employees are available, without charge, in the Corporate Governance section of AIG’s corporate website at www.aig.com or in print by writing to American International Group, Inc., 175 Water Street, New York, New York 10038, Attention: Investor Relations. Any amendment to AIG’s Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics and any waiver applicable to AIG’s directors, executive officers or senior financial officers will be posted on AIG’s website within the time period required by the SEC and the NYSE.

Strong Corporate Governance Practices

The AIG Board is committed to good corporate governance and regularly reviews our practices, corporate governance developments and shareholder feedback to ensure continued effectiveness.

✓ AIG has a highly engaged Board with balanced tenure and substantial and diverse expertise necessary to evaluate and oversee strategy and performance.
✓ Independent Chairman is required in AIG’s By-laws.
✓ Independent Chairman role is clearly defined and the Chairman generally does not serve longer than a five-year term.
✓ Directors are elected annually by a majority of votes cast (in uncontested elections).
✓ All directors are independent (except CEO).
✓ Former AIG CEOs cannot serve on the Board.
✓ The Board, through the Nominating and Corporate Governance Committee, conducts annual evaluations of the Board and individual directors, and all Board Committees conduct annual self-evaluations.
✓ No director attending less than 75% of meetings for two consecutive years will be re-nominated.
✓ Directors generally may not stand for election after reaching age 75.
✓ All directors may contribute to the agenda for Board meetings.
✓ The Board Committee structure is organized around key strategic issues and designed to facilitate dialogue and efficiency.
✓ Board Committee Chairs generally do not serve longer than a five-year term.
✓ The Board provides strong risk management oversight including through the Risk and Capital Committee, Audit Committee and other Board Committees.
✓ AIG has extensive shareholder engagement program with director participation.
✓ AIG’s By-laws include a proxy access right for shareholders.

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Director Independence and Effectiveness

AIG aims to maintain a balanced and independent board that is committed to representing the long-term interests of AIG’s shareholders, and which has the substantial and diverse expertise necessary to oversee AIG’s strategic and business planning as well as management’s approach to addressing significant risks and challenges facing AIG.

Director Independence Assessment. Using the AIG Director Independence Standards, the Board, on the recommendation of the Nominating and Corporate Governance Committee, determined that each of AIG’s twelve non-management director nominees—Mss. Nora Johnson, Mills and Stone and Messrs. Cornwell, Fisher, Fitzpatrick, Jurgensen, Lynch, Merksamer, Henry S. Miller, Rittenmeyer and Steenland—are independent under NYSE listing standards and the AIG Director Independence Standards. Mr. Duperreault is the only director nominee who holds an AIG management position and, therefore, is not an independent director. Messrs. Miles and Robert S. Miller, who are retiring from the Board, and Mr. Paulson, whom the Committee determined not to nominate for re-election to the Board, were also determined by the Board, on the recommendation of the Committee, to be independent under the NYSE listing standards and the AIG Director Independence Standards.

In making the independence determinations, the Nominating and Corporate Governance Committee and the Board of Directors considered relationships arising from: (1) contributions by AIG to charitable organizations with which Mss. Nora Johnson and Stone and Messrs. Jurgensen, Lynch, Paulson and Rittenmeyer or members of their immediate families are affiliated; (2) in the case of certain directors, investments and insurance products provided to them by AIG in the ordinary course of business and on the same terms made available to third parties; (3) in the case of Mr. Fisher, payments made in the ordinary course of business between AIG and BlackRock, Inc.; (4) in the case of Mr. Lynch, the summer internship in 2014 and the offer, acceptance and commencement of full-time employment of his son with AIG in 2016; and (5) in the case of Mr. Robert S. Miller, payments made in the ordinary course of business between AIG and International Automotive Components Group S.A. None of these relationships exceeded the thresholds set forth in the AIG Director Independence Standards.

The Nominating and Corporate Governance Committee and the Board of Directors also considered the relationships between AIG and MidOcean, a private equity firm. Mr. Robert S. Miller is the Chairman of the investment advisor of MidOcean and several AIG affiliates are committed to invest an aggregate of $110,000,000 in two funds advised by the investment advisor of MidOcean and made capital contributions to these funds of $1,191,091 and $159,518 in 2016 and 2017, respectively, pursuant to these commitments. AIG’s commitments to invest predate Mr. Miller becoming a director of AIG and his involvement with MidOcean. Mr. Miller has relinquished any profit interest in these funds to the extent arising from any funds contributed by AIG or affiliates of AIG.

Independent Chairman. AIG’s By-laws require that the role of the Chairman be separate from that of the Chief Executive Officer and that the Chairman be an independent director. AIG believes that this structure is optimal because it permits the Chairman to focus on the governance of the Board and to interact with AIG’s various stakeholders while permitting the Chief Executive Officer to focus more on AIG’s business. AIG’s Corporate Governance Guidelines provide for an annual review of the Chairman and that the Chairman generally not serve for longer than a five-year term.

The duties of the Chairman are clearly defined and include:

•	Overseeing Board meeting agenda preparation in consultation with the Chief Executive Officer;

•	Chairing Board meetings and executive sessions of the independent directors;

•	Leading the Chief Executive Officer review process and discussions regarding management succession;

•	Interacting regularly with the Chief Executive Officer, including discussing strategic initiatives and their implementation;
•	Overseeing distribution of information and reports to the Board;

•	Overseeing the Board and Board Committees’ annual self-evaluation process;

•	Serving as non-voting member of each Board Committee; and

•	Participating in engagement with shareholders.

Director Tenure and Board Refreshment. Board composition, supplemented by a thoughtful approach to refreshment, is a priority for AIG. The Board believes that it is desirable to maintain a mix of longer-tenured,

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experienced directors and newer directors with fresh perspectives. Since 2013, we have added six new independent directors, and in 2016, Messrs. Merksamer and Paulson—who were each identified by a shareholder of AIG—were elected to the Board.

The average tenure of the independent director nominees is less than six years. In addition, under AIG’s Corporate Governance Guidelines, the Chairman and Committee Chairs generally do not serve for longer than a five-year term and former Chief Executive Officers of AIG cannot serve as directors. No individual may stand for election as a director after reaching the age of 75, and the Board may only waive this requirement for a one-year period if, on the recommendation of the Nominating and Corporate Governance Committee, it determines such waiver to be in the best interests of AIG.

Director and Board Accountability and Evaluations. The AIG Board believes that self-evaluations of the Board, the standing Committees of the Board and individual directors are important elements of corporate governance. Pursuant to AIG’s Corporate Governance Guidelines, the Board, acting through the Nominating and Corporate Governance Committee and under the general oversight of the Chairman, conducts an annual self-evaluation and evaluation of each member of the Board, and each standing Committee conducts an annual self-evaluation.

The Board considers director attendance at Board and Committee meetings an essential duty of a director. As a result, AIG’s Corporate Governance Guidelines also provide that any director who, for two consecutive calendar years, attends fewer than 75 percent of the total regular meetings of the Board and the meetings of all Committees of which such director is a voting member, will not be nominated for re-election at the annual meeting in the next succeeding calendar year, absent special circumstances that may be taken into account by the Board and the Nominating and Corporate Governance Committee in making its recommendations to the Board.

Oversight of Risk Management

The Board oversees the management of risk through the complementary functioning of the Risk and Capital Committee and the Audit Committee and interaction with other Committees of the Board. The Risk and Capital Committee oversees AIG’s Enterprise Risk Management (ERM) as one of its core responsibilities and reviews AIG’s significant risk assessment and risk management policies. The Audit Committee also discusses the guidelines and policies governing the process by which AIG assesses and manages risk and considers AIG’s major risk exposures and how they are monitored and controlled. The Chairs of the two Committees then coordinate with each other and the Chairs of the other Committees of the Board to help ensure that each Committee has received the information that it needs to carry out its responsibilities with respect to risk management. Both the Risk and Capital Committee and the Audit Committee report to the Board with respect to any notable risk management issues. The Compensation and Management Resources Committee, in conjunction with AIG’s Chief Risk Officer, is responsible for reviewing the relationship between AIG’s risk management policies and practices and the incentive compensation arrangements applicable to senior executives.

Board Meetings and Attendance

There were twelve meetings of the Board during 2016. The non-management directors meet in executive session, without any management directors present, in conjunction with each regularly scheduled Board meeting. Mr. Steenland, as Non-Executive Chairman of the Board, presided at the executive sessions. For 2015 and 2016, all of the directors attended at least 75 percent of the aggregate of all meetings of the Board and of the Committees of the Board on which they served.

All directors standing for election at the 2016 Annual Meeting attended the 2016 Annual Meeting, and all directors standing for election at the 2017 Annual Meeting are expected to attend the 2017 Annual Meeting.

Shareholder Engagement

Fostering long-term relationships with shareholders and maintaining their trust is a priority for the Board. Engagement with shareholders helps us gain useful feedback on a wide variety of topics, including corporate governance, executive compensation, corporate social responsibility, business strategy, performance and related matters. Shareholder feedback also helps in better tailoring the public information provided to address the interests and inquiries of shareholders.

Accordingly, AIG maintains an active, ongoing dialogue with shareholders and other stakeholders, including through AIG’s Investor Relations department. As part of this process, the independent Chairman and the Chief

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Executive Officer periodically participate in meetings with shareholders to discuss and obtain feedback on matters including our corporate governance practices, executive compensation program and strategy. Since our 2016 Annual Meeting, we engaged on these topics with shareholders representing more than 35 percent of outstanding AIG Common Stock. AIG also had a number of conversations with portfolio managers and analysts that were primarily focused on strategy and company performance. Our independent Chairman participated in a significant number of these meetings, and reported the feedback to the full Board. We had constructive dialogue regarding the Company’s executive compensation program, and the vast majority of shareholders engaged expressed support for our strategy, corporate governance practices and executive compensation program.

These efforts are incremental to outreach conducted by our Chief Executive Officer and other members of senior management as they regularly meet with shareholders and participate in investor conferences in the United States and abroad. Investor presentations are made available in the Investors—Webcasts and Presentations section of AIG’s corporate website at www.aig.com.

Shareholder feedback is communicated directly to our directors and helps inform Board discussions on a range of key areas. Going forward, as we continue to execute against our strategy, robust, substantive shareholder engagement will remain a priority for our Board and management team.

Director Recommendations by Shareholders. The Nominating and Corporate Governance Committee considers shareholder feedback when considering whether to recommend that the Board nominate a director for re-election, and takes into account the views of interested shareholders as appropriate when filling a vacancy on the Board.

Proxy Access. AIG’s By-laws permit eligible shareholders with a significant long-term interest in AIG to include their own director nominees in AIG’s proxy statement for its annual meeting. The Board believes such proxy access is an additional mechanism for Board accountability and for ensuring that Board nominees are supported by AIG’s long-term shareholders.

Under the proxy access by-law, a shareholder, or a group of up to 20 shareholders, owning three percent or more of AIG Common Stock continuously for at least three years may nominate and include in AIG’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board of Directors, so long as the shareholder(s) and the nominee(s) satisfy the requirements specified in AIG’s By-laws. Shareholders who wish to submit director nominees for election at the 2018 Annual Meeting of Shareholders pursuant to the proxy access by-law may do so in compliance with the procedures described in “Other Matters—Shareholder Proposals for the 2018 Annual Meeting.”

Say on Pay Advisory Vote. The Board values regular feedback from AIG’s shareholders, including the feedback received through our say-on-pay advisory vote. Since 2009, AIG has held an annual say-on-pay advisory vote.

Communicating with Directors

AIG has adopted procedures on reporting of concerns regarding accounting and other matters and on communicating with non-management directors. These procedures are available in the Corporate Governance section of AIG’s corporate website at www.aig.com.

Shareholders and other interested parties may communicate with any of the independent directors, including the Chairman and Committee Chairs, by writing in care of Vice President—Corporate Governance, American International Group, Inc., 175 Water Street, New York, New York 10038 or by email to: boardofdirectors@aig.com.

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REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Overview

The role of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members and recommend these individuals to the Board for nomination, election or appointment as members of the Board and its Committees, to advise the Board on corporate governance matters and to oversee the evaluation of the Board and its Committees.

Committee Organization

Committee Charter. The Nominating and Corporate Governance Committee’s charter is available in the Corporate Governance section of AIG’s corporate website at www.aig.com.

Independence. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as required by NYSE listing standards.

Conduct of meetings and governance process. During 2016, the Nominating and Corporate Governance Committee held five meetings. In discussing governance initiatives and in preparation for meetings, the Chairman of the Board, the Chair of the Nominating and Corporate Governance Committee and the Vice President—Corporate Governance met and consulted frequently with the other Committee and Board members.

Board Membership and Composition

Nomination and Election of Directors. The Nominating and Corporate Governance Committee evaluated and recommended to the Board of Directors the thirteen nominees under “Proposal 1—Election of Directors” that are standing for election at the 2017 Annual Meeting of Shareholders. In making its determinations, the Committee considered the criteria set forth in AIG’s Corporate Governance Guidelines. These criteria are: high personal and professional ethics, values and integrity; ability to work together as part of an effective, collegial group; commitment to representing the long-term interests of AIG; skill, expertise, diversity, background, and experience with businesses and other organizations that the Board deems relevant; the interplay of the individual’s experience with the experience of other Board members; the contribution represented by the individual’s skills and experience to ensuring that the Board has the necessary tools to perform its oversight function effectively; ability and willingness to commit adequate time to AIG over an extended period of time; and the extent to which the individual would otherwise be a desirable addition to the Board and any Committees of the Board. In connection with the hiring of Mr. Duperreault as President and Chief Executive Officer and his appointment as a director, the Committee considered and approved the transactions described under “Relationships and Related Party Transactions—Transactions with Hamilton Insurance Group, Two Sigma Insurance Quantified and Attune Holdings.” The Committee was aware of Mr. Duperreault as a result of his relationship with Hamilton and his former employment with AIG.

A description of the nominees recommended by the Nominating and Corporate Governance Committee is set forth under “Proposal 1—Election of Directors.” The process for identification of director nominees when standing for election for the first time is provided below in “—Committees—Nominating and Corporate Governance Committee.”

Independence. The Board of Directors, on the recommendation of the Nominating and Corporate Governance Committee, determined that each of AIG’s twelve non-management director nominees is independent within the meaning of the NYSE listing standards and the AIG Director Independence Standards. Mr. Duperreault is the only director nominee who holds an AIG management position and, therefore, is not an independent director. Messrs. Miles and Robert S. Miller, who are retiring from the Board, and Mr. Paulson, whom the Committee determined not to nominate for re-election to the Board, were also determined by the Board, on the recommendation of the Committee, to be independent within the meaning of the NYSE listing standards and the AIG Director Independence Standards.

Diversity Consideration. The Nominating and Corporate Governance Committee does not have a specific diversity policy. Rather, the Nominating and Corporate Governance Committee considers diversity in terms of minority status and gender as factors in evaluating director candidates and also considers diversity in the broader sense of how a candidate’s experience and skills could assist the Board in light of the Board’s then composition.

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Conclusion

During 2016, the Nominating and Corporate Governance Committee performed its duties and responsibilities under the Nominating and Corporate Governance Committee charter.

Nominating and Corporate Governance Committee

American International Group, Inc.

Suzanne Nora Johnson, Chair

W. Don Cornwell

Christopher S. Lynch

Samuel J. Merksamer

George L. Miles, Jr.

Robert S. Miller

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COMMITTEES

AIG’s Board Committee structure is organized around key strategic issues to facilitate oversight of management. Committee Chairs regularly coordinate with one another to ensure appropriate information sharing. To further facilitate information sharing, all Committees provide a summary of significant actions to the full Board, and Committee meetings are scheduled to allow all directors to attend each meeting, with many directors attending such meetings. As required under AIG’s Corporate Governance Guidelines, each standing Committee conducts an annual self-assessment and review of its Charter.

The following table sets forth the current membership on each standing Committee of the Board and the number of Committee meetings held in 2016. Mr. Duperreault does not serve on any Committees of the Board. Mr. Steenland serves as an ex-officio member of each Committee.

Director	Audit Committee	Compensation and Management Resources Committee	Nominating and Corporate Governance Committee	Regulatory, Compliance and Public Policy Committee	Risk and Capital Committee	Technology Committee
W. Don Cornwell		C	M
Peter R. Fisher				M	M
John H. Fitzpatrick	M				C
William G. Jurgensen	C				M
Christopher S. Lynch			M		M	M
Samuel J. Merksamer			M	M	M
George L. Miles, Jr.*		M	M			M
Henry S. Miller				M	M
Robert S. Miller*			M			M
Linda A. Mills	M	M				M
Suzanne Nora Johnson		M	C			M
John A. Paulson*
Ronald A. Rittenmeyer	M	M				C
Douglas M. Steenland	**	**	**	**	**	**
Theresa M. Stone	M			C
Number of meetings in 2016	11	8	5	3	16	4

M = Member

C = Chair

*	Messrs. Miles, Robert S. Miller and Paulson are not standing for re-election as directors at the 2017 Annual Meeting.
**	Mr. Steenland is an ex-officio, non-voting member.

Audit Committee

The Audit Committee, which held eleven meetings during 2016, assists the Board in its oversight of AIG’s financial statements, including internal control over financial reporting, and compliance with legal and regulatory requirements, the qualifications, independence and performance of AIG’s independent registered public accounting firm and the performance of AIG’s internal audit function. As part of these oversight responsibilities, the Audit Committee discusses with senior management the guidelines and policies by which AIG assesses and manages risk. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of AIG’s independent registered public accounting firm. In its oversight of AIG’s internal audit function, the Audit Committee also is involved in the appointment or removal, performance reviews and determining the compensation of AIG’s Chief Internal Auditor. The Audit Committee’s assistance in the Board of Directors’ oversight of AIG’s compliance with legal and regulatory requirements primarily focuses on the effect of such matters on AIG’s financial statements, financial reporting and internal control over financial reporting. In considering AIG’s compliance with legal and regulatory requirements, the Audit Committee also takes into account the oversight of legal and regulatory matters by the Regulatory, Compliance and Public Policy Committee.

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The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Audit Committee are independent under both NYSE listing standards and SEC rules. The Board has also determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as defined by NYSE listing standards, and that the Chair and a majority are audit committee financial experts, as defined under SEC rules. Although designated as audit committee financial experts, no member of the Committee is an accountant for AIG or, under SEC rules, an “expert” for purposes of the liability provisions of the Securities Act of 1933, as amended (the Securities Act), or for any other purpose.

Compensation and Management Resources Committee

The Compensation and Management Resources Committee, which held eight meetings during 2016, is responsible for determining and approving the compensation awarded to AIG’s Chief Executive Officer (subject to ratification or approval by the Board), approving the compensation awarded to the other senior executives under its purview (which includes all of the named executives in the 2016 Summary Compensation Table) and reviewing and approving the performance measures and goals relevant to such compensation. The Compensation and Management Resources Committee is also responsible for making recommendations to the Board with respect to AIG’s compensation programs for senior executives and other employees; for reviewing, in conjunction with AIG’s Chief Risk Officer, the relationship between AIG’s risk management policies and practices and the incentive compensation arrangements applicable to senior executives; and for overseeing AIG’s management development and succession planning programs. These responsibilities, which may not be delegated to persons who are not members of the Compensation and Management Resources Committee, are set forth in the Committee’s charter, which is available in the Corporate Governance section of AIG’s corporate website at www.aig.com.

Our Chief Executive Officer participates in meetings of the Compensation and Management Resources Committee and makes recommendations with respect to the annual compensation of employees under the Committee’s purview other than himself. Pursuant to AIG’s By-laws, the Board ratifies or approves the determination of the Compensation and Management Resources Committee as to the compensation paid or to be paid to AIG’s Chief Executive Officer.

The Compensation and Management Resources Committee does not determine the compensation of the Board of Directors. The compensation of directors is recommended by the Nominating and Corporate Governance Committee and is approved by the Board.

To provide independent advice, the Compensation and Management Resources Committee engaged Frederic W. Cook & Co. (FW Cook) as a consultant and has used the services of FW Cook since 2005. The Compensation and Management Resources Committee directly engaged FW Cook to provide independent, analytical and evaluative advice about AIG’s compensation programs for senior executives, including comparisons to industry peers and comparisons to “best practices” in general. A senior consultant of FW Cook regularly attends Committee meetings and provides information on compensation trends along with specific views on AIG’s compensation programs.

FW Cook has provided advice to the Nominating and Corporate Governance Committee on AIG director compensation and market practices with respect to director compensation. FW Cook reports directly to the Chair of the Compensation and Management Resources Committee. Other than services provided to the Compensation and Management Resources Committee and the Nominating and Corporate Governance Committee, neither FW Cook nor any of its affiliates provided any other services to AIG. For services related to board and executive officer compensation, FW Cook was paid $339,895 in 2016.

The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Compensation and Management Resources Committee are independent under NYSE listing standards and SEC rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee held five meetings in 2016. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are independent under NYSE listing standards. The primary responsibilities of the Nominating and Corporate Governance Committee are to identify individuals qualified to become Board members, consistent with criteria approved by the Board of Directors, and recommend these individuals to the Board of Directors for nomination, election or

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appointment as members of the Board and its Committees, to advise the Board on corporate governance matters and to oversee the evaluation of the Board and its Committees. The Nominating and Corporate Governance Committee also periodically reviews and makes recommendations to the Board regarding the form and amount of director compensation.

The AIG Corporate Governance Guidelines, which are included as Appendix A, include characteristics that the Nominating and Corporate Governance Committee considers important for nominees for director and information for shareholders with respect to director nominations. The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders and will evaluate shareholder nominees on the same basis as all other nominees. Shareholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election at the 2018 Annual Meeting of Shareholders may do so by submitting names and supporting information to: Chair, Nominating and Corporate Governance Committee, c/o Vice President—Corporate Governance, American International Group, Inc., 175 Water Street, New York, New York 10038.

In addition, AIG’s By-laws permit a shareholder, or a group of up to 20 shareholders, owning three percent or more of AIG Common Stock continuously for at least three years to nominate and include in AIG’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board of Directors, so long as the shareholder(s) and the nominee(s) satisfy the requirements specified in AIG’s By-laws (as further described above in “—Governance—Shareholder Engagement—Proxy Access”).

Regulatory, Compliance and Public Policy Committee

The Regulatory, Compliance and Public Policy Committee held three meetings in 2016. The Regulatory, Compliance and Public Policy Committee assists the Board in its oversight of AIG’s handling of legal, regulatory and compliance matters and reviews AIG’s position and policies that relate to current and emerging corporate social responsibility and political and public policy issues. The Regulatory, Compliance and Public Policy Committee’s duties and responsibilities include reviewing periodically with management AIG’s relations with regulators and governmental agencies, and any significant legal, compliance and regulatory matters that have arisen, and coordinating with the Audit Committee and other Committees of the Board on such matters to the extent appropriate; serving as the representative of the Board to AIG’s regulators; reviewing periodically management’s development of compliance policies and procedures and implementation of AIG’s compliance program; and receiving reports from the Chief Internal Auditor regarding internal audit’s reviews of AIG’s legal, regulatory and compliance functions and periodically reviewing such reports with the Chief Internal Auditor. The Regulatory, Compliance and Public Policy Committee’s charter is available in the Corporate Governance section of AIG’s corporate website at www.aig.com.

The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Regulatory, Compliance and Public Policy Committee are independent under NYSE listing standards and SEC rules.

Risk and Capital Committee

The Risk and Capital Committee held sixteen meetings in 2016. The Risk and Capital Committee reports to and assists the Board in overseeing and reviewing information regarding AIG’s ERM, including the significant policies, procedures, and practices employed to manage liquidity risk, credit risk, market risk, operational risk and insurance risk. The Risk and Capital Committee also assists the Board in its oversight responsibilities by reviewing and making recommendations to the Board with respect to AIG’s financial and investment policies, provides strategic guidance to management as to AIG’s capital structure and financing, the allocation of capital to its businesses, methods of financing its businesses and other related strategic initiatives. The Risk and Capital Committee also approves issuances, investments, dispositions and other transactions and matters as authorized by the Board. The Risk and Capital Committee’s charter is available in the Corporate Governance section of AIG’s corporate website at www.aig.com.

The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Risk and Capital Committee are independent under NYSE listing standards and SEC rules.

Technology Committee

The Technology Committee held four meetings in 2016. The Technology Committee assists the Board in its oversight of AIG’s information technology projects and initiatives by, among other things, reviewing the financial,

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tactical and strategic benefits of proposed significant information technology-related projects and initiatives, reviewing and making recommendations to the Board regarding significant information technology investments in support of AIG’s information technology strategy, and reviewing AIG’s risk management and risk assessment guidelines and policies regarding information technology security, including the quality and effectiveness of AIG’s information technology security and disaster recovery capabilities. The Technology Committee’s charter is available in the Corporate Governance section of AIG’s corporate website at www.aig.com.

The Board has determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Technology Committee are independent under NYSE listing standards and SEC rules.

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COMPENSATION OF DIRECTORS

The following table describes the compensation structure for AIG’s non-management directors in 2016.

Compensation Structure for Non-Management Directors

Base Annual Retainer
Cash Retainer	$150,000
Deferred Stock Units (DSUs) Award	$130,000

Annual Independent Chairman Cash Retainer	$260,000

Annual Committee Chair Retainers
Audit Committee	$40,000
Risk and Capital Committee	$40,000
Compensation and Management Resources Committee	$30,000
Other Committees	$20,000

Non-management directors can elect to receive annual retainer amounts and Committee retainer amounts in the form of DSUs and are also eligible for the AIG Matching Grants Program on the same terms and conditions that apply to AIG employees. See “Committees” for information on current Committee memberships.

Each DSU provides that one share of AIG Common Stock will be delivered when a director ceases to be a member of the Board and includes dividend equivalent rights that entitle the director to a quarterly payment, in the form of DSUs, equal to the amount of any regular quarterly dividend that would have been paid by AIG if the shares of AIG Common Stock underlying the DSUs had been outstanding. DSUs are granted under the American International Group, Inc. 2013 Omnibus Incentive Plan (2013 Omnibus Incentive Plan).

Under director stock ownership guidelines, non-management directors should own a number of shares of AIG Common Stock (including deferred stock and DSUs) with a value equal to at least five times the annual retainer for non-management directors.

Mr. Hancock, our former President and Chief Executive Officer, did not receive any compensation for service as a director.

FW Cook provided advice to the Nominating and Corporate Governance Committee with respect to AIG director compensation and related market practices.

The following table contains information with respect to the compensation of the individuals who served as non-management directors of AIG for all or part of 2016.

2016 Non-Management Director Compensation

Non-Management Members of the Board in 2016	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
W. Don Cornwell	$180,000	$129,995	$10,000	$319,995
Peter R. Fisher	$150,000	$129,995	$0	$279,995
John H. Fitzpatrick	$190,000	$129,995	$0	$319,995
William G. Jurgensen	$190,000	$129,995	$0	$319,995
Christopher S. Lynch	$150,000	$129,995	$0	$279,995
Samuel J. Merksamer	$95,192	$129,995	$0	$225,187
George L. Miles, Jr.	$150,000	$129,995	$10,000	$289,995
Henry S. Miller	$150,000	$129,995	$10,000	$289,995
Robert S. Miller	$150,000	$129,995	$10,000	$289,995
Linda A. Mills	$150,000	$129,995	$10,000	$289,995
Suzanne Nora Johnson	$170,000	$129,995	$10,000	$309,995
John A. Paulson	$95,192	$129,995	$0	$225,187
Ronald A. Rittenmeyer	$170,000	$129,995	$0	$299,995
Douglas M. Steenland	$410,000	$129,995	$0	$539,995
Theresa M. Stone	$170,000	$129,995	$10,000	$309,995

(1)	This column represents annual retainer fees and Committee Chair retainer fees. For Messrs. Merksamer and Paulson, the amounts include prorated annual retainer fees for their service as directors from the date of the 2016 Annual Meeting.

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(2)	This column represents the grant date fair value of DSUs granted in 2016 to directors, based on the closing sale price of AIG Common Stock on the date of grant.

(3)	This column represents charitable contributions by AIG under AIG’s Matching Grants Program.

The following table sets forth information with respect to the option and stock awards outstanding at December 31, 2016 for the non-management directors of AIG.

Stock and Option Awards Outstanding at December 31, 2016

Non-Management Members of the Board in 2016	Option Awards(1)	Deferred Stock(2)	Deferred Stock Units(3)
W. Don Cornwell	0	0	13,159
Peter R. Fisher	0	0	6,570
John H. Fitzpatrick	0	0	12,044
William G. Jurgensen	0	0	8,629
Christopher S. Lynch	0	0	13,307
Samuel J. Merksamer	0	0	2,349
George L. Miles, Jr.	0	90	13,570
Henry S. Miller	0	0	13,307
Robert S. Miller	0	0	13,307
Linda A. Mills	0	0	4,070
Suzanne Nora Johnson	0	0	16,531
John A. Paulson	0	0	3,368
Ronald A. Rittenmeyer	0	0	13,307
Douglas M. Steenland	0	0	13,307
Theresa M. Stone	0	0	18,997

(1)	There are no outstanding option awards.

(2)	No deferred stock was awarded in 2016. Deferred stock shown was awarded in 2007 and prior years. Receipt of deferred stock is deferred until the director ceases to be a member of the Board.

(3)	DSUs shown include DSUs awarded in 2016 and prior years, director’s fees deferred into DSUs and DSUs awarded as dividend equivalents. Receipt of shares of AIG Common Stock underlying DSUs is deferred until the director ceases to be a member of the Board. DSUs granted prior to April 2010 were granted under the Amended and Restated 2007 Stock Incentive Plan (2007 Stock Incentive Plan). DSUs granted after April 2010 and prior to May 15, 2013 were granted under the 2010 Stock Incentive Plan and DSUs granted commencing on or after May 15, 2013 were granted under the 2013 Omnibus Incentive Plan.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During his or her service on the Compensation and Management Resources Committee, no member served as an officer or employee of AIG at any time or had any relationship with AIG requiring disclosure as a related-party transaction under SEC rules. During 2016, none of AIG’s executive officers served as a director of another entity, one of whose executive officers served on the Compensation and Management Resources Committee; and none of AIG’s executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as a member of the Board of Directors of AIG.

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OWNERSHIP OF CERTAIN SECURITIES

The following table contains information regarding the only persons who, to the knowledge of AIG, beneficially own more than five percent of AIG Common Stock at March 15, 2017.

	Shares of Common Stock Beneficially Owned
Name and Address	Number		Percent
BlackRock, Inc.
55 East 52nd Street
New York, NY 10055	64,426,821	(1)	6.7%

Capital Research Global Investors
333 South Hope Street
Los Angeles, CA 90071	77,926,159	(2)	8.1%

The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355	62,619,185	(3)	6.5%

(1)	Based on a Schedule 13G/A filed on January 19, 2017 by BlackRock, Inc. reporting beneficial ownership as of December 31, 2016. Item 4 to this Schedule 13G/A provides details as to the voting and investment power of BlackRock, Inc. as well as the right to acquire AIG Common Stock within 60 days. All information provided in “Ownership of Certain Securities” with respect to this entity is provided based solely on information set forth in the Schedule 13G/A. This information may not be accurate or complete and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(2)	Based on a Schedule 13G filed on February 13, 2017 by Capital Research Global Investors reporting beneficial ownership as of December 31, 2016. Item 4 to this Schedule 13G provides details as to the voting and investment power of Capital Research Global Investors as well as the right to acquire AIG Common Stock within 60 days. All information provided in “Ownership of Certain Securities” with respect to this entity is provided based solely on information set forth in the Schedule 13G. This information may not be accurate or complete and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(3)	Based on a Schedule 13G/A filed on February 9, 2017 by The Vanguard Group reporting beneficial ownership as of December 31, 2016. Item 4 to this Schedule 13G/A provides details as to the voting and investment power of The Vanguard Group as well as the right to acquire AIG Common Stock within 60 days. All information provided in “Ownership of Certain Securities” with respect to this entity is provided based solely on information set forth in the Schedule 13G/A. This information may not be accurate or complete and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

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The following table summarizes the ownership of AIG Common Stock by the current directors, by the current and former executive officers named in the 2016 Summary Compensation Table in “Executive Compensation—2016 Compensation” and by the current directors and current executive officers as a group. Other than as noted below, none of the shares of AIG Common Stock listed in the following table have been pledged as security.

	AIG Common Stock Owned Beneficially as of March 15, 2017
	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
W. Don Cornwell	15,723		(4)
Douglas A. Dachille	0		(4)
Brian Duperreault	0		(4)
Peter R. Fisher	15,602		(4)
John H. Fitzpatrick	12,102		(4)
Peter D. Hancock	136,821		0.01%
David L. Herzog	322		(4)
Kevin T. Hogan	44,910		(4)
William G. Jurgensen	23,671		(4)
Christopher S. Lynch	16,541		(4)
Seraina Macia (formerly Maag)	0		(4)
Samuel J. Merksamer	2,360		(4)
George L. Miles, Jr.	13,725		(4)
Henry S. Miller	13,371		(4)
Robert S. Miller	13,371		(4)
Linda A. Mills	4,089		(4)
Suzanne Nora Johnson	16,610		(4)
John A. Paulson	4,552,552	(3)	0.48%
Ronald A. Rittenmeyer	13,371		(4)
Siddhartha Sankaran	71,010		(4)
Robert S. Schimek	99,586	(5)	0.01%
Brian T. Schreiber	8,550		(4)
Douglas M. Steenland	13,371		(4)
Theresa M. Stone	19,742		(4)
All current Directors and current Executive Officers of AIG as a group (25 individuals)	5,007,367		0.52%

(1)	Amount of equity securities shown includes (i) shares of AIG Common Stock subject to options which may be exercised within 60 days as follows: Schimek—499 shares and all current directors and current executive officers of AIG as a group—499 shares; (ii) shares receivable upon the exercise of warrants which may be exercised within 60 days as follows: Hancock—17,694 shares, Herzog—298 shares, Hogan—134 shares, Schimek—9,647 shares, Schreiber—8,550 shares and all current directors and current executive officers of AIG as a group—10,312 shares; (iii) DSUs granted to each non-employee director with delivery of the underlying AIG Common Stock deferred until such director ceases to be a member of the Board as follows: Cornwell—13,223 shares, Fisher—6,602 shares, Fitzpatrick—12,102 shares, Jurgensen—8,671 shares, Lynch—13,371 shares, Merksamer—2,360 shares, Miles—13,635 shares, Henry S. Miller—13,371 shares, Robert S. Miller—13,371 shares, Mills—4,089 shares, Nora Johnson—16,610 shares, Paulson—3,959 shares, Rittenmeyer—13,371 shares, Steenland—13,371 shares, and Stone—19,742 shares and (iv) 90 shares granted to Miles as a non-employee director with delivery deferred until he ceases to be a member of the Board.

(2)	Amount of equity securities shown excludes the following securities owned by or held in trust for members of the named individual’s immediate family as to which securities such individual has disclaimed beneficial ownership: Hancock—32 shares.

(3)	Mr. Paulson is the President and Portfolio Manager of Paulson & Co. Inc. Paulson & Co. Inc., an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investment funds and separate managed accounts (such investment funds and accounts, the Funds). In its role as investment advisor, or manager, Paulson & Co. Inc. possesses voting and/or investment power over the securities of AIG that are owned by the Funds. All AIG securities listed as beneficially owned by Mr. Paulson are directly owned by the Funds. Mr. Paulson and Paulson & Co. Inc. disclaim beneficial ownership of such securities.

(4)	Less than .01 percent.

(5)	Mr. Schimek has pledged 53,239 shares.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires directors, certain officers, and greater than ten percent holders of AIG Common Stock to file reports with respect to their ownership of AIG equity securities. Based solely on the review of the Forms 3, 4 and 5 and amendments thereto furnished to AIG and certain representations made to AIG, AIG believes that the only filing deficiencies under Section 16(a) by its directors, officers and greater than ten percent holders during 2016 were (i) an amendment to the original Form 3 filed by Kevin T. Hogan in 2013 (the amendment corrected the number of shares of AIG Common Stock held directly and indirectly by Mr. Hogan at the time he became an officer) and (ii) a late report by a Director, John A. Paulson, reporting the grant of DSUs.

RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Acquisition of First Principles

In September 2015, AIG acquired First Principles Capital Management, LLC (First Principles), a privately held investment management firm founded by Douglas A. Dachille, who became AIG’s Executive Vice President and Chief Investment Officer following the acquisition. In November 2016, AIG and Mr. Dachille amended the terms of the AIG restricted stock units granted as part of the acquisition consideration to the members of First Principles, including Mr. Dachille, to correct the original documentation by adding dividend equivalent rights. The dividend equivalent rights were added to provide equivalence to the ownership of AIG Common Stock. As a result of the amendment, Mr. Dachille received approximately $94,102, representing rights that would have been earned and previously settled, 2,135 fully-vested restricted stock units, representing rights that would have been earned previously and required to be deferred, and ongoing dividend equivalent rights in respect of 99,049 outstanding restricted stock units. The Nominating and Corporate Governance Committee ratified the grant to Mr. Dachille in accordance with AIG’s Related-Party Transactions Approval Policy.

Employment of a Family Member

The spouse of Alessandrea C. Quane, AIG’s Executive Vice President and Chief Risk Officer, is a non-executive officer employee of AIG. Ms. Quane has been an employee of AIG since 1996 and an executive officer since February 2016. Mr. Quane has been an employee of AIG since 1996. His 2016 base salary and short-term incentive award was approximately $676,720 in the aggregate, and his 2016 target long-term incentive award was approximately $400,000. He also received benefits generally available to all employees. The compensation for this employee was determined in accordance with our standard employment and compensation practices applicable to employees with similar responsibilities and positions.

Transactions with Hamilton Insurance Group, Two Sigma Insurance Quantified and Attune Holdings

On May 14, 2017, AIG entered into a waiver agreement with Hamilton (the Hamilton Waiver Agreement) pursuant to which AIG paid Hamilton $20 million in exchange for Hamilton’s release of Mr. Duperreault from restrictive covenants that would prevent or restrict Mr. Duperreault from being employed by AIG or serving on the Board. Pursuant to the Hamilton Waiver Agreement, AIG will make an additional payment of $20 million contingent upon the completion of Mr. Duperreault’s second year as Chief Executive Officer of AIG, which would continue to be payable in the event Mr. Duperreault is no longer employed as AIG’s Chief Executive Officer at such time due to his death or disability. In addition, Hamilton has advised AIG that, in connection with Mr. Duperreault’s appointment as AIG’s President and Chief Executive Officer effective May 14, 2017, Hamilton has cancelled or agreed to repurchase all of Mr. Duperreault’s equity and equity-related interests in Hamilton and its affiliates. As noted above, Mr. Duperreault was a founding member of Hamilton, served as Chief Executive Officer of Hamilton from 2013 to 2017 and as Chairman from 2016 to 2017 and, as of May 12, 2017, held shares and warrants representing approximately 1.6 percent of Hamilton’s outstanding common stock. In addition, Attune and certain affiliates of Hamilton and Two Sigma Insurance Quantified, LP (Two Sigma) entered into a waiver and agreement (the Attune Waiver Agreement) waiving their respective rights to enforce certain employee non-solicitation restrictions relating to Attune, a joint venture in which affiliates of AIG, Hamilton and Two Sigma are equal parties. Attune was formed in September 2016 by affiliates of AIG, Hamilton and Two Sigma as a technology-enabled platform to serve the U.S. small to medium sized enterprise commercial insurance market. Affiliates of AIG made a $10 million capital contribution to Attune. In addition to having had an indirect ownership interest in Attune by virtue of his interests in Hamilton, Mr. Duperreault has served as Chairman of Attune since its formation in September 2016.

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Also on May 14, 2017, AIG entered into a memorandum of understanding (the MOU) with Hamilton and Two Sigma. The MOU provides that, subject to the negotiation of mutually agreeable terms and conditions, AIG and Hamilton will enter into a stock purchase agreement pursuant to which AIG will acquire all of the outstanding shares of Hamilton U.S. Holdings, Inc. (HUSA), a wholly owned subsidiary of Hamilton, for a purchase price equal to HUSA’s book value at closing plus $30 million. HUSA’s book value plus the $30 million premium is currently estimated by Hamilton to total approximately $110 million. Pursuant to the terms of the MOU, AIG delivered a deposit to Hamilton of $30 million, which is non-refundable and will be applied towards the ultimate purchase price for the acquisition. Hamilton will retain its one-third ownership of Attune in the transaction. In addition, AIG will offer Hamilton the opportunity to participate in at least $150 million of reinsurance premium per year for six years (the Reinsurance Strategic Partnership), which minimum amount will increase by seven percent per year following the first year. If Hamilton elects to participate in AIG’s reinsurance panel, all pricing and other terms and conditions offered to Hamilton will be on arms’-length, market terms, and Hamilton’s involvement in AIG’s reinsurance panel will be subject to the requirements of AIG’s risk management framework. Ms. Macia, a former executive officer of AIG, is Chief Executive Officer of HUSA and, as of May 12, 2017, held shares representing less than 1 percent of Hamilton’s outstanding common stock.

The MOU also calls for AIG and Two Sigma to negotiate in good faith the terms of a development contract pursuant to which Two Sigma and AIG will develop a next generation insurance platform for AIG’s use. Pursuant to the terms of the MOU, AIG delivered a non-refundable, good faith initial installment to Two Sigma of $37.5 million, which amount will be used towards the development of the platform while the relationship is being finalized and will be applied towards the eventual compensation to be paid to Two Sigma under any definitive development contract ultimately agreed to. The ultimate cost for the development of the platform is currently estimated to be approximately $250 million over a five-year period.

On May 14, 2017, affiliates of AIG, Hamilton and Two Sigma agreed to expand the scope of Attune’s target market for small to medium enterprise businesses to include companies with annual revenues of up to $35 million.

AIG’s Nominating and Corporate Governance Committee approved the Hamilton Waiver Agreement, the Attune Waiver Agreement, the MOU, the Reinsurance Strategic Partnership and the expansion of the scope of Attune’s target market in accordance with AIG’s Related-Party Transactions Approval Policy.

Related-Party Transactions Approval Policy

The Board of AIG has adopted a related-party transaction approval policy. Under this written policy, any transaction that involves more than $120,000 and would be required to be disclosed in AIG’s Proxy Statement, between AIG or any of its subsidiaries and any director or executive officer, or their related persons, must be approved by the Nominating and Corporate Governance Committee (or, in certain circumstances where it is impractical or undesirable to seek the approval of the full Committee, by its Chair, acting on behalf of the full Committee). In determining to approve a related-party transaction, the Nominating and Corporate Governance Committee or its Chair, as applicable, considers:

•

Whether the terms of the transaction are fair to AIG and on terms at least as favorable as would apply if the other party was not or did not have an affiliation with a director, executive officer or employee of AIG;

•	Whether there are demonstrable business reasons for AIG to enter into the transaction;

•	Whether the transaction would impair the independence of a director; and

•

Whether the transaction would present an improper conflict of interest for any director, executive officer or employee of AIG, taking into account the size of the transaction, the overall financial position of the director, executive officer or employee, the direct or indirect nature of the interest of the director, executive officer or employee in the transaction, the ongoing nature of any proposed relationship and any other factors the Nominating and Corporate Governance Committee or its Chair, as applicable, deems relevant.

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OUR EXECUTIVE OFFICERS

Information concerning the executive officers of AIG as of the date hereof is set forth below.

Name	Title	Age	Served as Officer Since
Brian Duperreault	President and Chief Executive Officer	70	2017
Douglas A. Dachille	Executive Vice President and Chief Investment Officer	53	2015
Donnalee A. DeMaio	Executive Vice President and Chief Auditor	58	2017
Martha Gallo	Executive Vice President and Chief Information Officer	59	2015
Kevin T. Hogan	Executive Vice President—Consumer	54	2013
Jeffrey J. Hurd	Executive Vice President and Chief Operating Officer	50	2010
Alessandrea C. Quane	Executive Vice President and Chief Risk Officer	47	2016
Siddhartha Sankaran	Executive Vice President and Chief Financial Officer	39	2010
Robert S. Schimek	Executive Vice President—Commercial	52	2015
Peter Y. Solmssen	Executive Vice President and General Counsel	62	2016

All of AIG’s executive officers are elected to one-year terms, but serve at the pleasure of the Board of Directors. Except for Mss. DeMaio and Gallo and Messrs. Dachille, Duperreault, Hogan and Solmssen, each of the executive officers has, for more than five years, occupied an executive position with AIG or one or more of its subsidiaries. There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officer was elected to such position.

For information on Mr. Duperreault’s experience, please see “Proposal 1—Election of Directors.”

Douglas A. Dachille joined AIG in September 2015 as Executive Vice President and Chief Investment Officer. Before joining AIG, from September 2003, Mr. Dachille served as Chief Executive Officer of First Principles Capital Management, LLC, an investment management firm acquired by AIG as a wholly-owned subsidiary. Prior to co-founding First Principles, from May 2002, he was President and Chief Operating Officer of Zurich Capital Markets, an integrated alternative investment asset management and structured product subsidiary of Zurich Financial Services. He began his career at JPMorgan Chase, where he served as Global Head of Proprietary Trading and co-Treasurer.

Donnalee A. DeMaio joined AIG as Executive Vice President and Chief Auditor in April 2017. Prior to joining AIG, from December 2012, Ms. DeMaio served as President and Chief Executive Officer of United Guaranty Corporation, a former AIG subsidiary sold to Arch Capital Group in December 2016, and continued at Arch Capital following the sale. She joined United Guaranty in May 2012 as Chief Operating Officer. Before joining United Guaranty, Ms. DeMaio was named President and Chief Executive Officer of MetLife Bank in 2005, and joined MetLife Bank in 2002 as Chief Financial Officer. Prior to joining MetLife Bank, Ms. DeMaio was a partner with PricewaterhouseCoopers, focusing on financial services clients.

Martha Gallo is Executive Vice President and Chief Information Officer. She joined AIG in May 2015 as Executive Vice President and Chief Auditor. Prior to joining AIG, Ms. Gallo served in a variety of roles at JPMorgan Chase since 1981, most recently as Head of Compliance and Regulatory Management from October 2011 to January 2013, and, previously, as General Auditor from April 2005.

Kevin T. Hogan joined AIG as Chief Executive Officer of AIG Global Consumer Insurance in October 2013. Mr. Hogan joined Zurich Insurance Group in December 2008, serving as Chief Executive Officer of Global Life Americas until June 2010 and as Chief Executive Officer of Global Life from July 2010 to August 2013. From 1984 to 2008, Mr. Hogan held various positions with AIG, including Chief Operating Officer of American International Underwriters, AIG’s Senior Life Division Executive for China and Taiwan and Chief Distribution Officer, Foreign Life and Retirement Services.

Peter Y. Solmssen joined AIG as Executive Vice President and General Counsel in October 2016. From October 2007 to December 2013, Mr. Solmssen was General Counsel and Member of the Managing Board at Siemens AG where, in addition to his service as General Counsel, he was responsible for the company’s business in North and South America. From 1998 to 2007, Mr. Solmssen held a number of senior positions at General Electric Company, including Vice President and General Counsel of GE Plastics and Executive Vice President and General Counsel of GE Healthcare. Previously, he was a Partner at Morgan, Lewis & Bockius and Ballard, Spahr, Andrews & Ingersoll.

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EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE

Overview

The Compensation and Management Resources Committee determines and approves the compensation awarded to AIG’s Chief Executive Officer (subject to ratification or approval by the Board) and approves the compensation awarded to the other senior executives under its purview, oversees AIG’s compensation and benefits programs for other employees and makes recommendations to the Board with respect to these programs where appropriate. The Compensation and Management Resources Committee also oversees AIG’s management development and succession planning programs and produces this Report on annual compensation. In carrying out these responsibilities, our objective is to maintain responsible compensation practices that attract, develop and retain high-performing senior executives and other key employees while avoiding incentives that encourage employees to take unnecessary or excessive risks that could threaten the value of AIG.

Our executive compensation program includes the following features:

•

Balanced mix of base, short-term and long-term pay. Target long-term incentive opportunity comprises the largest component of an executive’s target total direct compensation under our pay structure, which also includes a market-competitive base salary and target short-term incentive opportunity. We believe this structure provides an appropriate balance of fixed and variable compensation, drives achievement of AIG’s short- and long-term objectives and business strategies and aligns the economic interests of our executives with the long-term interests of AIG and our shareholders.

•

Defined earn-out ranges for incentive awards. Executive incentive awards are subject to a defined earn-out framework. For our Executive Leadership Team, 2016 short-term incentive awards can range from 0 to 175 percent of target and 2016 long-term incentive awards can range from 0 to 150 percent of target, in each case, taking into account performance against pre-established goals for Company performance.

•

Long-term incentives use multiple performance measures. 2016 long-term incentives are in the form of performance share units that will be earned over a three-year performance period based on achieving total shareholder return measured relative to AIG’s peers (which is targeted at median). To protect against excessive risk-taking, the total shareholder return metric is balanced by using relative option adjusted spreads (OAS) as a gating metric. OAS acts only as a gating metric such that, if our relative OAS percentile is below the 20th percentile of the peer group, the payout level resulting from the relative total shareholder return score is reduced by half.

•

Share ownership guidelines and holding requirements. Executive officers must retain 50 percent of the after-tax shares they receive as compensation until they achieve a specified ownership level of AIG Common Stock, further fostering an ownership culture focused on long-term performance.

•

Robust Recovery Policy. At least 75 percent of each executive’s target total direct compensation is subject to our clawback policy, which applies while awards are outstanding and to covered incentive compensation paid in the year preceding the triggering event.

Risk and Compensation Plans

AIG remains committed to continually evaluating and enhancing our risk management control environment, risk management processes and enterprise risk management functions, including through enhancements to its risk governance framework. AIG’s compensation practices are essential parts of the company’s approach to risk management, and the Committee regularly monitors AIG’s compensation programs to ensure they align with sound risk management principles. Since 2009, the Committee’s charter has expressly included the Committee’s duty to meet periodically to discuss and review, in consultation with the Chief Risk Officer, the relationship between AIG’s risk management policies and practices and the incentive compensation arrangements applicable to senior executives.

In July 2016, the Committee conducted its annual review with AIG’s Chief Risk Officer of AIG’s compensation plans to ensure that they appropriately balance risk and reward. As recommended by AIG’s Chief Risk Officer, the Committee continued to focus its review on incentive-based compensation plans, which totaled 102 active plans with approximately 76,350 participants as of June 2016. (Some employees are eligible to participate in more than one plan.)

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AIG’s Enterprise Risk Management (ERM) conducted its annual risk assessment to evaluate AIG’s active incentive plans. Since 2014, AIG risk officers have assigned a risk rating of low, medium or high to each active incentive plan. In assigning the risk rating, AIG risk officers considered, among other things, whether the plan features include capped payouts or deferrals and/or clawbacks, whether the plan design or administration leads to outsized risk taking, and whether payments are based on pre-established performance goals including risk-adjusted metrics. For the 2016 annual risk review, ERM reviewed a sample of plans previously rated low risk and medium risk plans (there were no high risk plans). Also as part of its 2016 risk review, ERM reviewed 2015 incentive payouts to identify any significant variability in payouts that may be indicative of plan features that encourage excessive risk-taking or fraudulent behavior. As of July 2016, no plans were categorized as high risk. As part of this risk review, and as discussed with the Committee, ERM concluded that AIG’s compensation policies and practices do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on AIG.

Compensation Discussion and Analysis

The Compensation Discussion and Analysis that follows discusses the principles the Committee has been using to guide its compensation decisions for senior executives. The Committee has reviewed and discussed the Compensation Discussion and Analysis with management. FW Cook has also reviewed and discussed the Compensation Discussion and Analysis on behalf of the Committee with management and outside counsel. Based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in AIG’s 2016 Annual Report on Form 10-K.

Compensation and Management Resources Committee
American International Group, Inc.

W. Don Cornwell, Chair
George L. Miles, Jr.
Linda A. Mills
Suzanne Nora Johnson
Ronald A. Rittenmeyer

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COMPENSATION DISCUSSION AND ANALYSIS

Our compensation philosophy centers on creating a culture of performance management and pay for performance to motivate all AIG employees to achieve sustainable value through a strategic focus on our core businesses and achieving the right balance between growth, profitability and risk.

Compensation Structure

Guided by our compensation philosophy, our executive compensation program focuses on providing an appropriate balance of fixed and variable pay, driving achievement of AIG’s short- and long-term business objectives and strategies and aligning the economic interests of our executives with the long-term interests of AIG and our shareholders:

•   Balanced Structure: Total direct compensation consists of market-competitive base salary, approximately 25 to 35 percent target short-term incentive opportunity and at least 40 percent target long-term incentive opportunity.

•   Emphasis on Long-Term Incentives: At least 75 percent of each executive’s target total direct compensation is “at risk” and based on performance, and the majority of his or her incentive pay opportunity is based on performance over a three-year period and paid over a five-year period.

•   Direct Link to AIG Performance: 100 percent of long-term incentives are in the form of performance share units (PSUs) that, for 2016, are earned over a three-year period based on achieving total shareholder return (TSR) measured relative to AIG’s peers, and balanced by using option adjusted spread (OAS) relative to peers.

•   Robust Recovery Policy: At least 75 percent of each executive’s target total direct compensation is subject to our clawback policy, which applies while awards are outstanding and to covered compensation paid in the year preceding the triggering event.

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Compensation Philosophy

We structure our compensation program and make enterprise-wide compensation decisions consistent with our compensation philosophy. Our compensation philosophy centers around the following objectives:

•	Attracting and retaining the strongest employees for AIG’s various business needs by providing competitive and consistent compensation opportunities.

•	Creating a culture of performance management and pay for performance by providing total direct compensation opportunities that reward the performance of AIG and individual employees.

•

Managing total direct compensation to provide a market-competitive, performance-driven structure through a four-part program that takes into account base salary, annual incentives, long-term incentives and benefits and perquisites.

•

Motivating all AIG employees to achieve sustainable increases in AIG’s “intrinsic value,” which represents a balance of profitability, growth and risk, to drive long-term value creation for shareholders.

•	Aligning the long-term economic interests of key employees with those of shareholders by ensuring that a meaningful component of each key employee’s compensation is represented by AIG securities.

•

Avoiding incentives that encourage employees to take unnecessary or excessive risks that could threaten the value of AIG by appropriately balancing risk and reward as well as rewarding both annual and long-term performance.

•	Maintaining strong corporate governance practices by meeting evolving standards of compensation governance and complying with regulations applicable to employee compensation.

Consistent with this philosophy, our short-term and long-term incentive programs are designed to provide appropriate upside opportunity and downside risk and reinforce alignment with shareholder interests. The Compensation and Management Resources Committee evaluates and adjusts the programs annually based on strategic priorities, stakeholder feedback and market considerations.

Compensation Best Practices

What we do:

✓    Pay for performance

✓    Comprehensive clawback policy

✓    Share ownership guidelines and holding requirements

✓    No-hedging policy

✓    Double-trigger change-in-control benefits

✓    Annual risk assessment of compensation plans

✓    Independent compensation consultant

What we don’t do:

×     No golden parachute tax gross-ups

×     No excessive pension payments, perquisites or other benefits

×     No equity grants below 100% of fair market value

×     No dividends or dividend equivalents paid on unvested long-term incentive awards

×     No repricing of underwater stock options or stock appreciation rights

Compensation Structure—Direct Compensation Components

The 2016 compensation structure for our 2016 named executives continues to consist of market-competitive base salary, approximately 25 to 35 percent target short-term incentive opportunity and at least 40 percent target long-term incentive opportunity. An executive’s total direct compensation target is determined based on his or her position, skills and experience and demonstrated performance, as well as market practice, and is then allocated in accordance with the compensation structure. Consistent with our compensation philosophy, we believe this structure provides an appropriate balance of fixed and variable pay, drives achievement of AIG’s short- and long-term business objectives and strategies and aligns the economic interests of our executives with the long-term interests of AIG and our shareholders.

In the first quarter of 2016, the Committee established annual base salaries (effective as of January 1, 2016), short-term incentive opportunities and long-term incentive opportunities, including the grant of PSUs, for our named executives.

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The 2016 target total direct compensation opportunity for each of our 2016 named executives is set forth in the following table.

Named Executive Officer	Annual Base Salary	Target Short-Term Incentive	Target Long-Term Incentive	Total
Peter D. Hancock, President and Chief Executive Officer	$1,600,000	$3,200,000	$8,200,000	$13,000,000

Siddhartha Sankaran, Chief Financial Officer	$1,000,000	$1,700,000	$3,300,000	$6,000,000

Douglas A. Dachille, Executive Vice President—Chief Investment Officer	$1,000,000	$2,000,000	$4,000,000	$7,000,000

Kevin T. Hogan, Executive Vice President—Consumer	$1,000,000	$1,900,000	$3,600,000	$6,500,000

Robert S. Schimek, Executive Vice President—Commercial	$1,000,000	$1,750,000	$3,500,000	$6,250,000

Base Salary. Annual base salary is paid in cash and is the sole fixed component of an executive’s total direct compensation. An executive’s base salary is established based on his or her experience, performance and salaries for comparable positions at competitors, but will not exceed 25 percent of the executive’s target total direct compensation opportunity. This allocation is intended to fairly compensate the executive for the responsibilities of his or her position, achieve an appropriate balance of fixed and variable pay and provide the executive with sufficient liquidity to discourage excessive risk-taking.

Short-Term Incentive.

Our short-term incentive, which represents approximately 30 percent of an executive’s target total direct compensation opportunity, is designed to reward annual performance and drive near-term business objectives and strategies. It consists of an annual cash award with individual target amounts that reflect business unit or corporate function responsibilities and experience and that is earned based on pre-established goals for Company performance that produce an objective Company score. As applied to our named executives, earned 2016 awards could range from 0 to 175 percent of target and are subject to clawback. The Committee has discretion to determine the final award amount.

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Company Score. The Company score is based on a single set of performance metrics that applies to all participants and ranges from 0 to 125 percent of target. The five performance metrics measure either profitability, expense management or risk-adjusted growth. The profitability performance metrics are Normalized Insurance Company Pre-Tax Operating Income (Normalized Insurance Company PTOI) and Normalized Return on Equity, excluding accumulated other comprehensive income and deferred tax assets (Normalized AIG ROE); the expense management performance metric is Normalized Gross General Operating Expenses (Normalized AIG GOE); and the risk-adjusted growth performance metrics are Normalized Production Risk-Adjusted Profitability (Normalized Production RAP) and Normalized Value of New Business (Normalized VoNB). We use normalized metrics for our short-term incentive in order to tie compensation directly to results participants achieve during the performance year (which, given the nature of our business, could otherwise be overwhelmed by catastrophe events, for example). We use other market-based metrics, measured relative to peers, for our long-term incentive to capture the full range of our financial performance over the medium to long term. The reasons for selecting each metric and the weightings are summarized below.

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2016 Performance. In the first quarter of 2017, the Committee reviewed performance compared to the pre-established Company performance metrics and normalization principles. Unlike the normalization principles that applied in prior years, in the first quarter of 2016, management recommended that 2016 Normalized Insurance Company PTOI and Normalized AIG ROE include the effect of any net adverse prior year reserve development. Primarily as a result of the net adverse prior year reserve development we reported in our financial results for 2016, the Company score was 60 percent below target (or 40 percent), as follows.

*	Certain of our operating performance metrics are non-GAAP financial measures. See Appendix B for an explanation of how these measures are calculated for AIG from our audited financial statements.

**	The Committee updated the threshold, target and maximum for Normalized Insurance Company PTOI and Normalized Production RAP to reflect the final budget numbers. In addition, in accordance with the normalization principles approved by the Committee, the Normalized VoNB metric was adjusted consistent with the adjustment to index the fixed annuity sales budget for market interest rates.

Determination of Earned Short-Term Incentive Awards. Short-term incentive awards for the Executive Leadership Team (comprising our Chief Executive Officer and certain key senior executives) are generally based solely on the Company score. This approach reflects the view that these individuals are collectively accountable for, and should be rewarded based on, the performance of the Company as a whole.

To maintain continuity with our general program, which uses both a Company score and individual score that are multiplied together and are calibrated accordingly, a multiple of three times the Company score is used in order to determine the earned short-term incentive for Executive Leadership Team members. For example, if performance is 10 percent above target, awards for these individuals would be 130 percent of target; conversely, if performance is 10 percent below target, awards for these individuals would be 70 percent of target.

Based on the Company score of 40 percent, the multiplier resulted in a 0 percent payout for Executive Leadership Team members. The Committee does not believe that this result reflected the accomplishments achieved by AIG with respect to 2016, including, but not limited to, expense reductions and capital returns to shareholders that exceeded strategic targets, the completion or announcement of over ten transactions that will generate over $10 billion in liquidity and the growth and improved profitability of Consumer Insurance. After discussions with Mr. Hancock, the Committee determined not to apply the multiplier to the members of the Executive Leadership Team other than him.

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In accordance with this approach, the Committee determined (and, for Mr. Hancock, the Board ratified) the following earned short-term incentive amounts for our named executives:

Named Executive Officer	Individual Target Amount*	Calculated Performance	Earned Award Amount
Peter D. Hancock	$3,200,000	0%	$0
Siddhartha Sankaran	$1,700,000	40%	$680,000
Douglas A. Dachille	$2,000,000	40%	$800,000
Kevin T. Hogan	$1,900,000	40%	$760,000
Robert S. Schimek	$1,750,000	40%	$700,000
Separated during 2016
David L. Herzog	$500,000	40%	$200,000
Seraina Macia (formerly Maag)	$425,000	40%	$170,000
Brian T. Schreiber	$437,500	40%	$175,000

*	Prorated for executive officers who separated in 2016 based on the number of full months employed during 2016.

The Committee determined that, beginning with 2016 short-term incentives, the short-term incentive would be paid in full in the first quarter following the performance year. The Committee concluded that our prior practice of deferring a vested portion of short-term incentives was not consistent with prevailing market practice and did not meaningfully contribute to risk-balancing, especially since the full short-term incentive amount remains subject to our clawback policy.

Long-Term Incentive. Our long-term incentive comprises the largest percentage of an executive’s target compensation opportunity, representing at least 40 percent of his or her target total direct compensation opportunity. We believe that providing a significant portion of executives’ compensation in equity, based on performance metrics over a three-year period, will drive long-term value creation for our shareholders and appropriately account for the time horizon of risks. Since 2013, our long-term incentive program has consisted entirely of PSU awards that are earned between 0 and 150 percent based on achievement of performance metrics over a three-year period. Earned PSUs vest in three equal, annual installments, resulting in a five-year time horizon to vest in the full award. The following table illustrates our outstanding long-term PSU awards.

	2013	2014	2015	2016	2017	2018	2019	2020	2021
2013 Long-Term Incentive Awards

Performance Period: 2013—2015

Metrics comprise relative TSR (weighted 50%) and relative growth in tangible book value per share (excluding average accumulated other comprehensive income) (weighted 50%)

				1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January
	2014 Long-Term Incentive Awards	Performance Period: 2014—2016 Metrics comprise relative TSR (weighted 75%) and relative change in CDS spread (weighted 25%)			1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January
		2015 Long-Term Incentive Awards	Performance Period: 2015—2017 Metrics comprise relative TSR (weighted 75%) and relative final CDS spread (weighted 25%)			1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January
			2016 Long-Term Incentive Awards	Performance Period: 2016—2018 Metrics comprise relative TSR (100%). If relative OAS percentile is below 20th percentile of peers, payout reduced by half.			1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January	1/3 of Earned PSUs Vest in January

Grant of 2016 Long-Term Incentive Awards

To determine PSU grants, the Committee approves (and, for our Chief Executive Officer, the Board ratifies) the target dollar amount of an executive’s long-term incentive award, which is then converted to a number of PSUs based on the average closing price of AIG Common Stock over the calendar month preceding the reference date rounded down to the nearest whole unit. In general, the reference date refers to the grant date in the case of annual awards, the date of the offer of employment to a new hire or the effective date of a recipient’s promotion. For 2016, earned PSUs range from 0 to 150 percent of the target grant based on achieving relative

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TSR, in order to align with our business strategy and evaluate long-term performance relative to peers. To protect against excessive risk-taking, the TSR metric is balanced by using relative OAS as a gating metric. OAS is a measurement of the spread of a fixed income security’s return and the risk-free rate of return, which is adjusted to take into account embedded options. Relative OAS acts as a measure of our relative creditworthiness and serves only as a gating metric such that, if our relative OAS percentile is below the 20th percentile of our peer group, the payout level resulting from the relative TSR score is reduced by half. The Committee determined that relative OAS is now a more reliable and effective risk-adjustment metric than relative credit default swap spread (CDS), which is the risk-adjusted metric used for our long-term incentive awards granted in 2014 and 2015, given the decreased liquidity in the CDS market. Earned PSUs vest one-third in January of each of 2019, 2020 and 2021 and are settled in AIG Common Stock.

The table below summarizes the performance metrics used for the 2016 to 2018 performance period. Earned awards are based 100 percent on relative TSR, which is targeted at median. Actual performance below threshold will result in a 0 percent payout. Relative OAS acts as a gating metric to protect against excessive risk-taking, and will reduce the payout level (if any) resulting from the relative TSR score in half if our relative OAS percentile is below the 20th percentile of the peer group.

Metric	Weighting	Threshold	Target	Maximum
Relative TSR	100%	25th percentile	50th percentile	75th percentile
Relative OAS		Acts as a gating metric: If OAS percentile is less than 20th percentile of peer group, the payout level is reduced by half.

Payout:		50%	100%	150%

For the 2016 to 2018 performance period, TSR is measured relative to the following 18 peers. Relative OAS is also measured against these peers, excluding Allianz Group, AXA Group, Prudential plc, Tokio Marine Holdings, Inc. and Zurich Financial Services AG because these companies do not have USD-denominated senior unsecured debt outstanding.

Peers
AEGON, N.V. Allianz Group AXA Group Chubb Limited CNA Financial Corporation Hartford Financial Services Group Inc.	Lincoln National Corporation Manulife Financial Corporation MetLife, Inc. Principal Financial Group, Inc. Prudential Financial, Inc. Prudential plc	Swiss Re Group The Travelers Companies, Inc. Tokio Marine Holdings, Inc. Voya Financial, Inc. XL Group Ltd. Zurich Financial Services AG

The peer group above includes public companies against which AIG benchmarks financial performance and competes for market share and talent. For each company in the peer group, TSR will be measured by (1) the sum of (a) the company’s adjusted share price at the end of the performance period minus the company’s adjusted share price at the beginning of the performance period (in each case, as reported by Bloomberg, adjusted for stock dividend distributions and stock splits and using a 30-day period prior to quarter close for the beginning and end of the performance period) plus (b) non-stock dividends declared during the performance period and reinvested in the company’s shares on the ex-dividend date, divided by (2) the company’s adjusted share price at the beginning of the performance period (as reported by Bloomberg, adjusted for stock dividend distributions and stock splits and using a 30-day period prior to quarter close for the beginning of the performance period).

For AIG and each company in the peer group that have USD-denominated senior unsecured debt outstanding, OAS will be measured based on the OAS for each company as reported by Bloomberg, and AIG’s relative OAS percentile will be determined by the average monthly AIG OAS percentile, as compared to the peer group, over the three-year performance period.

Results will be certified by the Committee in the first quarter of 2019, and one-third of any earned PSUs will vest in each of January 2019, 2020 and 2021. Once earned, vested PSUs are settled in AIG Common Stock.

For 2016 long-term incentive awards, dividend equivalent rights in the form of additional PSUs accrue commencing with the first dividend record date of AIG Common Stock following the PSU grant date, are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares

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(if any) are delivered. The number of additional PSUs earned at any such time will be equal to (i) the cash dividend amount per share of AIG Common Stock times (ii) the number of PSUs covered by the award (and, unless otherwise determined by AIG, any dividend equivalent units previously credited under the award) that have not been previously settled through the delivery of shares (or cash) prior to such date, divided by the fair market value of a share of AIG Common Stock on the applicable dividend record date.

Adjudication of 2014 Long-Term Incentive Awards

The three-year performance period for our 2014 long-term incentive awards ended on December 31, 2016, and the Committee assessed performance in the first quarter 2017. The metrics for 2014 long-term incentive awards comprised relative TSR (weighted 75 percent) and relative change in CDS spread (weighted 25 percent), in each case measured relative to a peer group. The following table shows the results from the 2014 to 2016 performance period as certified by the Committee:

Performance Metric	Threshold	Target	Maximum	Actual	% Achieved	Weighting	% Achieved (Weighted)
Relative TSR	25th percentile	55th percentile	75th percentile	56th percentile	103%	75%	77%
Relative Change in CDS Spread	5th percentile	20th to 80th percentile	95th percentile	30th percentile	100%	25%	25%

Payout:	50%	100%	150%				102%

One-third of the earned PSUs settled in shares of AIG Common Stock in the first quarter of 2017. The remaining two-thirds of earned PSUs will vest one-third each in January 2018 and 2019 and be settled in AIG Common Stock.

Earned 2013 Long-Term Incentive Awards

Our 2013 long-term incentive awards, for which the three-year performance period ended on December 31, 2015, were earned at 147 percent of target, as determined by the Committee in the first quarter of 2016. One-third of the earned PSUs vested in January 2016, another one-third vested in January 2017 and the remaining one-third will vest in January 2018. All earned PSUs are settled in AIG Common Stock.

2017 Short-Term and Long-Term Incentive Structure

The Committee determined in the first quarter of 2017 to adjust both our short-term and long-term incentive programs for 2017 in order to continue our commitment to sustaining and rewarding a high performance culture with competitive compensation opportunities that are compatible with effective risk management and do not incentivize excessive risk taking, as well as enhance our ability to attract and retain key talent:

•

Short-term incentive awards: For 2017, individual awards for members of our Executive Leadership Team will be based on a combination of an enterprise-wide Company score and an assessment of individual performance, resulting in a potential range from 0 to 200 percent of target for each member of the Executive Leadership Team. In addition, for the Company score, in order to simplify the program and increase the weighting of return on equity (ROE), we are replacing the Normalized Insurance Company PTOI, Normalized AIG ROE and Normalized AIG GOE metrics with a Core Normalized ROE metric that is targeted based on an improvement in Core Normalized ROE relative to 2016. The Normalized Production RAP and Normalized VoNB metrics remain, and their weightings are increased.

•

Long-term incentive awards: Our 2017 long-term incentive program will consist of grants of PSUs, earned based on achievement of performance criteria during a three-year performance period, and grants of restricted stock units, earned based on continued employment through the three-year period, each of which vests after the three-year period. PSUs will continue to be based on relative TSR and may range from 0 to 200 percent of target. The Committee determined that 2017 long-term incentive awards for members of our Executive Leadership Team (except Mr. Hancock) will consist of 70 percent PSUs and 30 percent restricted stock units. For other participants, 2017 long-term incentive awards will consist of 50 percent PSUs and 50 percent restricted stock units.

•

Continuity awards: In the first quarter of 2017, the Committee also made one-time grants of restricted stock units to each member of our Executive Leadership Team, other than Mr. Hancock, designed to provide for

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continuity during the search for and transition to a new Chief Executive Officer in 2017. These continuity awards will vest on the second anniversary of the grant date, subject to the participant’s continued employment through such date (or the participant’s earlier termination without cause), and are not eligible for qualifying resignation or retirement treatment.

New Chief Executive Officer Compensation Arrangements

As disclosed in AIG’s Current Report on Form 8-K dated May 15, 2017, AIG appointed Mr. Duperreault as our new President and Chief Executive Officer and a director, and on May 14, 2017, AIG entered into an agreement with Mr. Duperreault establishing his compensation as President and Chief Executive Officer. Under this agreement, Mr. Duperreault’s initial compensation will consist of an annual base salary of $1.6 million, a short-term annual incentive target of $3.2 million (which will be prorated for 2017 and is not subject to any guarantee) and an annual long-term incentive award of $11.2 million. For 2017, consistent with AIG’s compensation program for other executive officers, Mr. Duperreault’s long-term incentive award is 70 percent in the form of PSUs earned based on achievement of performance criteria for the three-year performance period covering January 2017 through December 2019, and 30 percent in the form of restricted stock units earned based on continued employment through such three-year period.

In addition, Mr. Duperreault received a one-time, make-whole cash award of $12 million as compensation for unvested Hamilton equity awards forfeited by him in connection with his appointment as President and Chief Executive Officer of AIG, and a one-time, sign-on award of stock options (the Stock Options) to purchase 1,500,000 shares of AIG Common Stock (the Shares) for an exercise price equal to $61.82, the closing price per Share on the grant date, May 15, 2017, and having a seven-year term, as follows:

•	Stock Options for 500,000 Shares will vest in equal, annual installments on each of the first three anniversaries of the grant date;

•

Stock Options for 300,000 Shares will vest only if, for twenty consecutive trading days, the closing price per Share is at least $10.00 over $60.99, the closing price on May 12, 2017 (the Reference Price), but in no event will these Stock Options vest faster than in equal, annual installments on each of the first three anniversaries of the grant date;

•	Stock Options for 300,000 Shares will vest only if, for twenty consecutive trading days, the closing price per Share is at least $20.00 over the Reference Price; and

•	Stock Options for 400,000 shares will vest only if, for twenty consecutive trading days, the closing price per Share is at least $30.00 over the Reference Price.

Compensation Structure—Indirect Compensation Components

Welfare and Other Indirect Benefits. AIG’s senior executives generally participate in the same broad-based health, life and disability benefit programs as AIG’s other employees.

Retirement Benefits. AIG provides a number of retirement benefits to eligible employees, including both defined contribution plans (such as 401(k) plans) and traditional pension plans (called defined benefit plans). These plans can be either tax-qualified or non-qualified.

AIG’s only active defined contribution plan for the named executives is a 401(k) plan, which is tax-qualified. The plan was amended effective January 1, 2012 to provide all participants with a match of 100 percent of the first 6 percent of their eligible compensation contributed up to the Internal Revenue Service (IRS) compensation limit ($265,000 for 2016). Accordingly, for the named executives in 2016, AIG matched a percentage of their contributions to the 401(k) plan up to $15,900. Effective January 1, 2016, AIG also provides a contribution of 3 percent of eligible compensation to all employees eligible to participate in the 401(k) plan, in addition to the 6 percent matching contribution, subject to IRS limits. In addition, Mr. Herzog participated in certain legacy nonqualified defined contribution plans. These plans are described in greater detail in “—2016 Compensation—Post-Employment Compensation—Nonqualified Deferred Compensation.”

AIG’s defined benefit plans include the AIG Retirement Plan (the Qualified Retirement Plan), the AIG Non-Qualified Retirement Income Plan (the Non-Qualified Retirement Plan) and the Supplemental Executive Retirement Plan (the SERP). Each of these plans provides for a benefit based on years of service and average final salary and, for the Qualified Retirement Plan and the Non-Qualified Retirement Plan, also based on pay credits and interest credits. Effective January 1, 2016, benefit accruals under the Qualified Retirement Plan, the

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Non-Qualified Retirement Plan and the SERP were frozen. As a result, the Qualified Retirement Plan, the Non-Qualified Retirement Plan and the SERP were closed to new participants, and current participants no longer earn additional benefits (however, interest credits will continue to be earned by participants under the Qualified Retirement Plan and Non-Qualified Retirement Plan). These plans and their benefits are described in greater detail in “—2016 Compensation—Post-Employment Compensation—Pension Benefits.”

Perquisites and Other Compensation. To facilitate the performance of their management responsibilities, AIG provides some employees, including the named executives, with aircraft usage (including by an executive’s spouse when traveling with the executive on business travel), automobile allowances, use of company pool cars and drivers or parking, legal services, financial, estate and tax planning and other benefits categorized as “perquisites” or “other” compensation under the SEC rules.

Termination Benefits and Policies. AIG provides severance benefits to its executives in order to offer competitive total compensation packages, ensure executives’ ongoing retention when considering potential transactions that may create uncertainty as to their future employment with AIG and enable AIG to obtain a release of employment-related claims.

In 2012, the Committee established the 2012 ESP, which replaced AIG’s prior Executive Severance Plan established in March 2008. The 2012 ESP extends to AIG executives in grade level 27 or above, including the named executives, and other executives who participated in the prior plan. For purposes of the 2012 ESP, a participant’s grade level is the highest level at which he or she was employed at any time in the 12 months immediately prior to the qualifying termination.

The 2012 ESP provides for severance payments and benefits upon a termination by AIG without “Cause” or if a qualifying executive terminates for “Good Reason,” including, for qualifying executives, after a “Change in Control.” In the event of a qualifying termination, a participant is generally eligible to receive severance in an amount equal to the product of a multiplier times the sum of salary and three-year-average annual incentives. The multiplier is either 1 or 1.5 depending on the executive’s grade level and increases to 1.5 or 2 for qualifying terminations within two years following a Change in Control. In July 2016, the 2012 ESP was amended to provide that if a qualifying termination occurs within twelve months after a participant experiences a reduction in his or her base salary or annual short-term incentive opportunity, the severance payment will be calculated as if the qualifying termination occurred immediately prior to the reduction. In any event, executives in grade level 27 or above who participated in the prior plan, which includes Messrs. Hancock, Herzog, Sankaran, Schimek and Schreiber, may not receive less than the severance they would have received under the prior plan.

Transition Arrangements for Named Executives

Pursuant to his August 14, 2013 offer letter and in consideration of compensation foregone upon rejoining AIG, Mr. Hogan was granted a one-time bonus payable in three installments, subject to Mr. Hogan’s continued employment through the payment date. The third and final installment, in the amount of $800,000, was paid in April 2016. This installment is subject to recoupment if Mr. Hogan resigns without “Good Reason” or is terminated by AIG for “Cause” in the 12 months following payment. In connection with the offer letter, Mr. Hogan entered into a non-solicitation and non-disclosure agreement, pursuant to which he agreed to perpetual non-disparagement and confidentiality covenants and to a non-solicitation covenant that applies during his employment and for a period of one year following his termination.

Pursuant to her October 21, 2013 offer letter and in consideration of compensation foregone from her former employer, Ms. Macia was granted a one-time bonus payable in three installments, subject to Ms. Macia’s continued employment through the payment date. The third and final installment, in the amount of $950,000, was paid in March 2016 before Ms. Macia’s separation from service from AIG. In connection with the offer letter, Ms. Macia entered into a non-solicitation and non-disclosure agreement, pursuant to which she agreed to perpetual non-disparagement and confidentiality covenants and to a non-solicitation covenant that applied during her employment and for a period of one year following her termination.

Named Executive Officers who Separated in 2016

Mr. Herzog. Mr. Herzog separated from AIG on April 8, 2016 and entered into a Release and Restrictive Covenant Agreement (Release Agreement) with AIG. Under the Release Agreement and pursuant to the 2012 ESP, Mr. Herzog was entitled to termination without cause benefits as a participant in the prior plan. Accordingly, Mr. Herzog received a lump sum severance payment of $6,173,333 and was entitled to continued health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), a $40,000 payment that

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may be applied toward continued health coverage and life insurance, outplacement services and one year of additional age and service for purposes of determining eligibility to participate in any AIG retiree medical plan. In addition, Mr. Herzog was entitled to one year of additional service credit and credit for additional age solely for purposes of determining vesting and eligibility for retirement, including early retirement, under the Non-Qualified Retirement Plan. Mr. Herzog was eligible for early retirement benefits under the Non-Qualified Retirement Plan as of his separation, with commencement of his benefits delayed six months as required under Section 409A of the Internal Revenue Code of 1986 (the Code). Mr. Herzog also elected to commence his early retirement benefits under the Qualified Retirement Plan pursuant to the terms of the Qualified Retirement Plan and the American General Corporation Supplemental Executive Retirement Plan, with payment of his benefits under this plan delayed six months as required under Section 409A of the Code, which Mr. Herzog participated in as a result of his employment by American General Corporation prior to its acquisition by AIG. AIG agreed to consider Mr. Herzog an eligible employee for purposes of the Assurance Agreement with respect to certain obligations of Starr International Company, Inc. (SICO) (SICO awards are described in greater detail in “—2016 Compensation—Holdings of and Vesting of Previously Awarded Equity”). Upon his separation, Mr. Herzog became entitled to a lump sum distribution of his balance under the Executive Deferred Compensation Plan, with payment of his benefits delayed six months as required under Section 409A of the Code, and a lump sum distribution of his balance under the American General Supplemental Thrift Plan, pursuant to the terms of each respective plan. Mr. Herzog’s separation benefits, including the treatment of outstanding long-term incentive awards, are discussed further in “—2016 Compensation—Potential Payments on Termination—Quantification of Termination Payments and Benefits.”

In the Release Agreement, Mr. Herzog agreed to one-year non-solicitation, six-month non-competition, perpetual non-disparagement and confidentiality covenants and a release of claims in favor of AIG.

Ms. Macia. Ms. Macia separated from AIG on March 31, 2016 and entered into a Release Agreement with AIG. Under the Release Agreement and pursuant to the 2012 ESP, Ms. Macia was entitled to termination without cause benefits. Accordingly, Ms. Macia received a lump sum severance payment of $3,000,000 and was entitled to continued health coverage under COBRA, a $40,000 payment that may be applied toward continued health coverage and life insurance, outplacement services and one year of additional age and service for purposes of determining eligibility to participate in any AIG retiree medical plan. In addition, AIG will make any tax equalization payments related to Ms. Macia’s prior international assignment during 2016 and 2017, pursuant to AIG’s practice generally applicable to employees on overseas assignments, and Ms. Macia will receive tax services for 2016 and 2017 tax returns. Ms. Macia’s separation benefits, including the treatment of outstanding long-term incentive awards, are discussed further in “—2016 Compensation—Potential Payments on Termination—Quantification of Termination Payments and Benefits.”

In the Release Agreement, Ms. Macia agreed to one-year non-solicitation, six-month non-competition, perpetual non-disparagement and confidentiality covenants and a release of claims in favor of AIG.

Mr. Schreiber. Mr. Schreiber separated from AIG on March 31, 2016 and entered into a Release Agreement with AIG. Under the Release Agreement and pursuant to the 2012 ESP, Mr. Schreiber was entitled to termination without cause benefits as a participant in the prior plan. Accordingly, Mr. Schreiber received a lump sum severance payment of $5,999,250 and was entitled to continued health coverage under COBRA, a $40,000 payment that may be applied toward continued health coverage and life insurance, outplacement services and one year of additional age and service for purposes of determining eligibility to participate in any AIG retiree medical plan. Mr. Schreiber elected to receive his Qualified Retirement Plan benefit effective November 1, 2016 in the form of a lump sum payment. Mr. Schreiber’s separation benefits, including the treatment of outstanding long-term incentive awards, are discussed further in “—2016 Compensation—Potential Payments on Termination—Quantification of Termination Payments and Benefits.”

In the Release Agreement, Mr. Schreiber agreed to one-year non-solicitation, six-month non-competition, perpetual non-disparagement and confidentiality covenants and a release of claims in favor of AIG.

Process for Compensation Decisions

Role of the Committee. The Committee determines and approves the compensation of AIG’s Chief Executive Officer, and the Board approves or ratifies the amounts to be awarded to him. After considering the recommendation of AIG’s Chief Executive Officer, the Committee also approves the compensation of other key employees under its purview, which includes all of the other named executives. The Committee also makes recommendations to the Board with respect to AIG’s compensation programs for other key employees and

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oversees AIG’s management development and succession planning programs. Attendance at Committee meetings generally includes members of the executive team as appropriate, including representatives from internal legal and human resources, outside counsel, and the Committee’s independent consultant.

Consultants. To provide independent advice, the Committee has used the services of Frederic W. Cook & Co. (FW Cook) since 2005. A senior consultant of FW Cook regularly attends the Committee’s meetings and is instructed to provide independent, analytical and evaluative advice about AIG’s compensation programs for senior executives, including views of how the program and proposals compare to market practices in financial services and general industry and to “best practices.” FW Cook responds on a regular basis to questions from the Committee and the Committee’s other advisors, providing its opinions with respect to the design and implementation of current or proposed compensation programs, including the 2016 executive compensation structure. FW Cook also participated in the Committee meeting in which the compensation risk assessment discussed under “—Report of the Compensation and Management Resources Committee—Risk and Compensation Plans” was conducted and previously advised that the process was thorough and well designed. In compliance with SEC and NYSE rules, in February 2016 and February 2017, the Committee reviewed various items related to FW Cook’s relationship to AIG, the members of the Committee and AIG’s executive officers. The Committee confirmed that neither FW Cook nor any of its affiliates provides any other services to AIG or its management except with respect to director compensation, and that FW Cook had no business or personal relationship with any member of the Committee or executive officer that raised a conflict of interest with respect to FW Cook’s work for the AIG Board. The Committee also received information on the fees paid to FW Cook by AIG as a percentage of FW Cook’s total revenue and FW Cook’s ownership of any AIG Common Stock. Considering this information, the Committee determined that FW Cook is independent and that its work has not raised any conflict of interest.

In 2016, the Committee also considered materials prepared by Johnson Associates related to market compensation levels. Johnson Associates was engaged by AIG to assist with this work. In particular, Johnson Associates prepared reports presenting market comparisons of total compensation levels for existing employees, new hires and promotions with respect to positions within the Committee’s purview. The Committee performed a review of Johnson Associates’ services similar to the review of FW Cook described above. The Committee noted that FW Cook reviewed the reports prepared by Johnson Associates prior to consideration by the Committee and determined that this appropriately addressed any conflict of interest raised by Johnson Associates’ work or business relationship with AIG.

Consideration of Shareholder Feedback. The Committee values feedback from AIG’s shareholders, including the feedback received through our say-on-pay advisory vote. Since 2010, AIG has held an annual say-on-pay advisory vote. In the most recent advisory vote, approximately 97 percent of the votes cast by shareholders were in favor of the 2015 compensation of our named executives as disclosed in our 2016 Proxy Statement. The Committee believes this level of approval indicates our shareholders’ strong support of our compensation philosophy and goals and the structure of our executive compensation program.

Consideration of Competitive Compensation Levels. In 2016, the Committee considered information from data disclosed in surveys, market practices and levels disclosed in proxy statements and employment contracts from a number of peer companies (Broad Data), as well as Johnson Associates’ benchmarks, which reflect proprietary data, third-party references and market impressions and judgment. The companies used in the Broad Data set were: Aetna, Inc., AFLAC, The Allstate Corporation, American Express Company, Ameriprise Financial, Inc., Bank of America Corporation, Bank of New York Mellon, BlackRock, Inc., Capital One Financial Corp., Chubb Group, CIGNA Corporation, Citigroup Inc., Hartford Financial Services, Invesco Ltd., JP Morgan Chase & Co., Lincoln National Corporation, Marsh & McLennan Companies, Inc., MetLife Inc., Principal Financial Group, Inc., Prudential Financial Inc., T. Rowe Price Group, Inc., The Travelers Companies Inc., U.S. Bancorp and Wells Fargo & Company.

Other Considerations

Clawback Policy. In 2013, the Committee adopted and implemented a comprehensive Clawback Policy to encourage sound risk management and individual accountability. The Clawback Policy covers all executive officers and any other employee as determined by the Committee and applies to covered compensation for such executive officers and employees. Covered compensation generally includes any bonus, equity or equity-based award or other incentive compensation granted to an executive officer or employee while he or she is subject to the Policy, which includes our 2013, 2014, 2015 and 2016 incentive awards. In the event that the Committee determines that a triggering event under the Clawback Policy has occurred, the Committee may require an

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executive officer or other covered employee to forfeit and/or repay all or any portion of any unpaid covered compensation or covered compensation paid in the 12 months (or such longer period of time as required by any applicable statute or government regulation) preceding the event. Triggering events generally include a material financial restatement; the award or receipt of covered compensation based on materially inaccurate financial statements or performance metrics that are materially inaccurately determined; a failure of risk management, including in a supervisory role, or material violation of AIG’s risk policies; and an action or omission that results in material financial or reputational harm to AIG.

Share Ownership Guidelines and Holding Requirements. AIG’s share ownership guidelines establish levels of ownership of AIG Common Stock at five times salary for the Chief Executive Officer and three times salary for other executive officers, which included the other named executives during 2016. Until the guidelines are met, such employees are required to retain 50 percent of the shares of AIG Common Stock received upon the exercise, vesting or payment of certain equity-based awards granted by AIG. Shares held for purposes of the guidelines may include stock owned outright by the officer or his or her spouse and earned but unvested share-based awards. Executive officers are required to comply with the guidelines until six months after they cease to be executive officers.

No-Hedging Policy. AIG’s Code of Conduct and Insider Trading Policy prohibit employees from engaging in hedging transactions with respect to any of AIG’s securities, including by trading in any derivative security relating to AIG’s securities.

Deductibility of Executive Compensation. Section 162(m) of the Code generally limits the tax deductibility of compensation in excess of $1 million per year paid by a public company to its chief executive officer and three other most highly compensated executive officers (other than the chief financial officer), subject to certain exceptions, with an exception for qualifying “performance-based compensation” (as defined under applicable tax regulations). At AIG’s 2013 Annual Meeting, our shareholders approved the AIG 2013 Omnibus Incentive Plan, which is designed to allow for the issuance of awards that satisfy the “performance-based compensation” exception under Section 162(m), and the Committee intends that short-term and long-term incentives awarded to covered employees for 2016 qualify for this exception.

Accordingly, separate from determining 2016 short- and long-term incentive opportunities, in the first quarter of 2016, the Committee established performance criteria and set one percent of Normalized Insurance Company PTOI, as defined in Appendix B, as the Section 162(m) compliant maximum for 2016 short- and long-term incentives awarded to each individual covered employee, including the named executives. This limit does not serve as a basis for the Committee’s compensation decisions for our named executives, but rather provides for the maximum amount of tax deductible 2016 short- and long-term incentive compensation that the Committee can award to the covered employee, with the Committee retaining the discretion to pay less than the maximum. Once the maximum amount is established, the qualifying performance-based compensation for each covered employee is delivered through the 2016 short-term incentive and long-term incentive programs. If the total amount earned under these programs is less than the maximum deductible amount, the Committee will pay only the amount earned.

The Committee retains the ability to pay compensation that exceeds $1 million and does not constitute qualifying performance-based compensation when it determines that such payments are in the best interests of AIG and our shareholders. The Committee believes that retaining the flexibility to attract, retain and motivate our employees with a compensation program that supports long-term value creation, even though some compensation awards may not be deductible, is in the best interests of our shareholders.

Non-GAAP Financial Measures

Certain of the operating performance measurements used by AIG management are “non-GAAP financial measures” under SEC rules and regulations. See Appendix B for an explanation of how these measures are calculated from our audited financial statements.

Conclusion

Our 2016 compensation program reflects our continued commitment to comprehensive pay-for-performance standards throughout AIG. We believe our compensation program properly motivates our employees and appropriately rewards them for their efforts to balance profit, growth and risk, and create value for our shareholders.

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2016 COMPENSATION

Summary Compensation Table

The following tables contain information with respect to AIG’s named executives. As required by SEC rules, AIG’s named executives include the Chief Executive Officer, Chief Financial Officer and the three other most highly paid executive officers, who each served through the end of 2016, as well as a former Chief Financial Officer who served during part of 2016 and two additional individuals who served as executive officers during part of 2016.

2016 Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus		Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value(4)	All Other Compensation(5)	Total
Peter D. Hancock	2016	$1,600,000	$0		$7,851,287	$0	$8,991	$116,257	$9,576,535
Chief Executive Officer	2015	$1,661,538	$0		$8,231,460	$2,496,000	$59,759	$49,218	$12,497,975
	2014	$1,426,923	$0		$7,011,108	$3,497,334	$73,751	$55,312	$12,064,428
Siddhartha Sankaran	2016	$1,000,000	$0		$3,159,665	$680,000	$705	$39,598	$4,879,968
Executive Vice President and Chief Financial Officer
Douglas A. Dachille	2016	$1,000,000	$0		$3,829,868	$800,000	$213	$65,706	$5,695,787
Executive Vice President and Chief Investment Officer
Kevin T. Hogan	2016	$1,000,000	$800,000	(6)	$3,446,866	$760,000	$98,417	$51,430	$6,156,713
Executive Vice President—	2015	$1,038,462	$1,150,000	(6)	$3,613,812	$1,482,000	$12,995	$620,888	$7,918,157
Consumer	2014	$903,846	$1,300,000	(6)	$3,517,171	$2,058,750	$338,113	$895,534	$9,013,414
Robert S. Schimek	2016	$1,000,000	$0		$3,351,116	$700,000	$27,564	$44,457	$5,123,137
Executive Vice President—
Commercial

Separated during 2016
David L. Herzog	2016	$269,231	$0		$3,829,868	$200,000	$102,613	$6,336,748	$10,738,460
Former Executive Vice President	2015	$1,038,462	$0		$4,015,335	$1,560,000	$28,172	$41,405	$6,683,374
and Chief Financial Officer	2014	$1,000,000	$0		$3,935,432	$2,440,000	$271,673	$48,000	$7,695,105
Seraina Macia	2016	$250,000	$950,000	(7)	—	$170,000	$0	$5,581,224	$6,951,224
Former Executive Vice President
Brian T. Schreiber	2016	$233,846	$0		—	$175,000	$0	$9,494,318	$9,903,164
Former Executive Vice President

Footnotes to 2016 Summary Compensation Table

(1)	Amounts for 2015 reflect an additional pay period for all U.S. salaried employees due to our bi-weekly payroll calendar.

(2)	2016 Amounts. The amounts represent the grant date fair value of PSUs granted for the 2016-2018 performance period under the 2016 AIG Long-Term Incentive (2016 LTI) award based on target performance determined in accordance with FASB ASC Topic 718. At the maximum level of performance, the grant date fair value would be: Hancock—$12,410,252; Sankaran—$4,994,387; Dachille—$6,053,751; Hogan—$5,448,354; Schimek—$5,296,979; and Herzog—$6,053,751. All amounts are subject to clawback under the AIG Clawback Policy.

2015 Amounts. The amounts represent the grant date fair value of PSUs granted for the 2015—2017 performance period under the 2015 AIG Long-Term Incentive (2015 LTI) award based on target performance determined in accordance with FASB ASC Topic 718. At the maximum level of performance, the grant date fair value would be: Hancock—$12,993,187; Hogan—$5,704,344; and Herzog—$6,338,110. All amounts are subject to clawback under the AIG Clawback Policy.

2014 Amounts. The amounts represent the grant date fair value of PSUs granted for the 2014—2016 performance period under the 2014 AIG Long-Term Incentive (2014 LTI) award based on target performance determined in accordance with FASB ASC Topic 718. At the maximum level of performance, the grant date fair value would be: Hancock—$10,351,704; Hogan—$5,288,877; and Herzog—$5,882,089. All amounts are subject to clawback under the AIG Clawback Policy. In the first quarter of 2017, the Committee certified the results for the 2014—2016 performance period and determined the actual earned 2014 LTI awards for each named executive. See “—Compensation Discussion and Analysis—Adjudication of 2014 Long-Term Incentive Awards” for further information.

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Calculation. The amount shown for the awards granted by AIG was calculated using the assumptions described in Note 20 to the Consolidated Financial Statements included in AIG’s 2016 Annual Report on Form 10-K (for awards granted in 2016), Note 19 to the Consolidated Financial Statements included in AIG’s 2015 Annual Report on Form 10-K (for awards granted in 2015) and Note 21 to the Consolidated Financial Statements included in AIG’s 2014 Annual Report on Form 10-K (for awards granted in 2014).

(3)	2016 Amounts. The amounts represent the full amount of the awards earned under the AIG Annual Short-Term Incentive Plan for 2016 performance as determined by the Committee in the first quarter of 2017. 100 percent of the award was vested and paid in March 2017. All amounts are subject to clawback under the AIG Clawback Policy. Amounts for Messrs. Herzog and Schreiber and Ms. Macia represent the pro-rata portion of their 2016 short-term incentive earned awards based on the number of full months employed during 2016.

2015 Amounts. The amounts represent the full amount of the awards earned under the AIG Annual Short-Term Incentive Plan for 2015 performance. 50 percent of the award was paid in March 2016 and the remaining 50 percent of the award was paid in March 2017. All amounts are vested and subject to clawback under the AIG Clawback Policy.

2014 Amounts. The amounts represent the full amount of the awards earned under the AIG Annual Short-Term Incentive Plan for 2014 performance. 50 percent of the award was paid in March 2015 and the remaining 50 percent of the award was paid in March 2016. All amounts are vested and subject to clawback under the AIG Clawback Policy.

(4)	The amounts in this column do not represent amounts that were paid to the named executives. Rather, the amounts represent the total change of the actuarial present value of the accumulated benefit under AIG’s defined benefit (pension) plans, including the Qualified Retirement Plan, the Non-Qualified Retirement Plan and the SERP and/or the American General Corporation Supplemental Executive Retirement Plan, as applicable. These plans are described in “—Post-Employment Compensation—Pension Benefits.” Ms. Macia and Mr. Schreiber had negative changes in pension value of $55,670 and $2,224,279, respectively, due to forfeitures under those plans upon their separation from AIG.

While AIG was subject to the Troubled Asset Relief Program (TARP) restrictions on executive compensation, there was a freeze on future benefit accruals with regard to the benefits provided under the Non-Qualified Retirement Plan and the SERP. Benefit accruals in these plans ceased on October 22, 2009 for Mr. Herzog and on December 11, 2009 for Messrs. Schimek and Schreiber. Because the TARP restrictions ceased to apply to AIG as of December 14, 2012, the freeze on benefit accruals in the Non-Qualified Retirement Plan and the SERP ended, and benefit accruals commenced again under these plans after this date. In addition, benefit accruals commenced after December 14, 2012 for Messrs. Hancock and Sankaran under the Non-Qualified Retirement Plan, as they had not accrued any benefits under this plan prior to the TARP restrictions. We are not permitted to restore service for benefit accruals for the length of time during which these executives were subject to the freeze. Before joining AIG as Executive Vice President and Chief Investment Officer in September 2015, Mr. Dachille served as Chief Executive Officer of First Principles. Pursuant to the terms of AIG’s acquisition of First Principles, the AIG hire date of each First Principles employee was recognized for the purposes of determining vesting and eligibility to participate in the Qualified and Non-Qualified Retirement Plans. Accordingly, Mr. Dachille began to participate in the Qualified and Non-Qualified Retirement Plans on September 15, 2015, the date he joined AIG. Mr. Hogan had accrued pension benefits under the Qualified and Non-Qualified Retirement Plans from his previous tenure at AIG and, in accordance with the terms of these plans, benefit accruals commenced under the Qualified and Non-Qualified Retirement Plans when he rejoined AIG on October 14, 2013. Ms. Macia was hired on November 11, 2013 and benefit accruals under the Qualified Retirement Plan and the Non-Qualified Retirement Plan commenced on December 1, 2014, after she completed one year of service with AIG.

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(5)	Perquisites. This column includes the incremental costs of perquisites and benefits. The following table details the incremental cost to AIG of perquisites received by each named executive in 2016.

Perquisites

Name	Personal Use of Company Pool Cars/ Parking(a)	Personal Use of Aircraft(b)	Financial, Tax and Legal Planning(c)	Non-U.S. Assignment/ Relocation(d)	Other(e)	Total
Peter D. Hancock	$20,513	$71,324	$0	$0	$0	$91,837
Siddhartha Sankaran	$10,573	$0	$0	$0	$4,605	$15,178
Douglas A. Dachille	$34,786	$0	$0	$0	$6,500	$41,286
Kevin T. Hogan	$11,837	$0	$15,173	$0	$0	$27,010
Robert S. Schimek	$3,181	$0	$10,056	$0	$6,800	$20,037

Separated during 2016
David L. Herzog	$3,642	$0	$15,000	$0	$0	$18,642
Seraina Macia	$932	$0	$28,754	$153,292	$0	$182,978
Brian T. Schreiber	$1,650	$0	$47,725	$0	$4,309	$53,684

(a)	Includes the incremental costs of driver overtime compensation, fuel and maintenance attributable to personal use of company pool cars. For Mr. Schreiber, also includes parking costs.

(b)	Includes personal use by Mr. Hancock and his spouse of AIG-owned corporate aircraft and corporate aircraft owned by a third-party vendor. Mr. Hancock’s personal use of corporate aircraft is calculated based on the aggregate incremental cost of the flight to AIG. For use of AIG-owned corporate aircraft, aggregate incremental cost is calculated based on the direct operating cost of the aircraft, including fuel, additives and lubricants, maintenance, airport fees and assessments, crew expenses and in-flight supplies and catering, as applicable. For use of corporate aircraft owned by a third-party vendor, aggregate incremental cost is calculated based on the cost-per-flight-hour charge by the vendor as well as costs of fuel and airport fees and assessments, as applicable.

(c)	Incremental costs related to financial, tax and legal planning represent AIG’s direct expenditures. Includes reimbursement of tax preparation services related to prior international assignments for Messrs. Hogan and Schimek and Ms. Macia. Also includes reimbursement of legal services in connection with review of severance agreements for Mr. Schreiber ($30,000) and Ms. Macia.

(d)	Assignment-related expenses, including reimbursement of housing costs ($9,051) and relocation expenses ($134,191) and payment of education allowance ($10,050). Certain expenses were paid in British pounds (GBP) and were converted to U.S. dollars using the GBP to U.S. dollar exchange rate at the time of payment.

(e)	Includes the cost of an annual medical examination for certain named executives paid for by the company and moving expenses for Mr. Schreiber in connection with his separation.

Other Benefits. This column also includes life insurance premiums paid for the benefit of the named executives. All named executives are covered under the AIG Basic Group Life Insurance Plan. For group life insurance, the 2016 company-paid costs were: Hancock—$570; Sankaran—$570; Dachille—$570; Hogan—$570; Schimek—$570; Herzog—$153; Macia—$110; and Schreiber—$132.

This column also includes matching contributions and non-elective company contributions made by AIG under its 401(k) plan. These contributions include the following amounts in 2016: Hancock—$23,850; Sankaran—$23,850; Dachille—$23,850; Hogan—$23,850; Schimek—$23,850; Herzog—$23,850; Macia—$21,427; and Schreiber—$21,565. See “—Post-Employment Compensation—Nonqualified Deferred Compensation” for additional details.

For Mr. Herzog, this column includes $6,213,333 related to payments that he received following his separation on April 8, 2016 in accordance with his Release Agreement pursuant to the 2012 Executive Severance Plan and $80,770 related to accrued and unused paid time-off paid upon his separation. For Ms. Macia, this column includes $4,840,000 related to payments that she received following her separation on March 31, 2016 in accordance with her Release Agreement pursuant to the 2012 Executive Severance Plan and $28,846 related to accrued and unused paid time-off paid upon her separation. For Mr. Schreiber, this column

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includes $9,339,250 related to payments that he received following his separation on March 31, 2016 in accordance with his Release Agreement pursuant to the 2012 Executive Severance Plan and $66,682 related to accrued and unused paid time-off paid upon his separation. The separation benefits for Messrs. Herzog and Schreiber and Ms. Macia are discussed further above in “—Compensation Discussion and Analysis—Named Executive Officers who Separated in 2016” and below in “—Potential Payments on Termination—Quantification of Termination Payments and Benefits.” In addition, this column also includes $507,863 representing tax equalization payments related to Ms. Macia’s prior international assignment, $10,964 representing the reimbursement of taxes owed on Mr. Schreiber’s financial and tax planning expenses and $2,041 representing the reimbursement of taxes owed on Mr. Schreiber’s moving expenses, each as described above.

AIG maintains a policy of directors and officers liability insurance for the directors and officers of AIG and its subsidiaries. The premium for this policy for the year ended September 22, 2016 was approximately $15.7 million and for the year ending September 22, 2017 was approximately $12.7 million.

(6)	Represents the first, second and third installments of Mr. Hogan’s transition award paid in April 2014, April 2015 and April 2016, respectively. Each payment was made pursuant to Mr. Hogan’s offer letter. See “—Compensation Discussion and Analysis—Transition Arrangements for Named Executives” for further information.

(7)	Represents the third installment of Ms. Macia’s transition award paid in March 2016. Payment was made pursuant to Ms. Macia’s offer letter. See “—Compensation Discussion and Analysis—Transition Arrangements for Named Executives” for further information.

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2016 Grants of Plan-Based Awards

Total 2016 Grants. The following table details all equity and non-equity plan-based awards granted to each of the named executives in 2016.

2016 Grants of Plan-Based Awards

Name	Grant Date	Board Action Date	Estimated Possible Payouts Under Non-Equity Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (Performance Share Units)(2)			All Other Stock Awards (# of AIG Shares)	Grant Date Fair Value of Equity Awards(3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Peter D. Hancock
2016 STI	03/08/16		$0	$3,200,000	$5,600,000	—	—	—	—	—
2016 LTI	03/16/16	03/08/16	—	—	—	78,185	156,369	234,554	—	$7,851,287
Siddhartha Sankaran
2016 STI	02/18/16		$0	$1,700,000	$2,975,000	—	—	—	—	—
2016 LTI	03/16/16		—	—	—	31,465	62,929	94,394	—	$3,159,665
Douglas A. Dachille
2016 STI	02/18/16		$0	$2,000,000	$3,500,000	—	—	—	—	—
2016 LTI	03/16/16		—	—	—	38,139	76,277	114,416	—	$3,829,868
Kevin T. Hogan
2016 STI	02/18/16		$0	$1,900,000	$3,325,000	—	—	—	—	—
2016 LTI	03/16/16		—	—	—	34,325	68,649	102,974	—	$3,446,866
Robert S. Schimek
2016 STI	02/18/16		$0	$1,750,000	$3,062,500	—	—	—	—	—
2016 LTI	03/16/16		—	—	—	33,371	66,742	100,113		$3,351,116

Separated during 2016
David L. Herzog
2016 STI	02/18/16		$0	$2,000,000	$3,500,000	—	—	—	—	—
2016 LTI	03/16/16		—	—	—	38,139	76,277	114,416	—	$3,829,868
Seraina Macia
2016 STI	02/18/16		$0	$1,700,000	$2,975,000	—	—	—	—	—
2016 LTI	—		—	—	—	—	—	—	—	—
Brian T. Schreiber
2016 STI	02/18/16		$0	$1,750,000	$3,062,500	—	—	—	—	—
2016 LTI	—		—	—	—	—	—	—	—	—

(1)	Amounts shown reflect the range of possible cash payouts under the AIG Annual Short-Term Incentive Plan for 2016 performance. Actual amounts earned, as determined by the Committee in the first quarter of 2017, are reflected in the 2016 Summary Compensation Table under Non-Equity Incentive Plan Compensation. For more information on the 2016 short-term incentive awards, including the applicable performance metrics, please see “—Compensation Discussion and Analysis—Compensation Structure—Direct Compensation Components—Short-Term Incentive.”

(2)

Amounts shown reflect the potential range of PSUs that may be earned under the 2016 LTI awards. Actual amounts earned are based on achieving relative TSR over the 2016—2018 performance period. The TSR metric is balanced by using relative OAS as a gating metric to protect against excessive risk-taking. If AIG’s relative OAS percentile is below the 20th percentile of the peer group, the payout level is reduced by half. Results will be certified by the Committee in the first quarter of 2019. For more information on the 2016 LTI awards, including the applicable performance metrics, please see “—Compensation Discussion and Analysis—Compensation Structure—Direct Compensation Components—Long-Term Incentive.” Holders of PSUs earned under the 2016 LTI awards are also entitled to dividend equivalent rights in the form of additional PSUs beginning with the first dividend record date following the PSU grant date, which are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares (if any) are delivered.

(3)	Amounts shown represent the grant date fair value of the PSU awards for the 2016—2018 performance period determined in accordance with FASB ASC Topic 718 using the assumptions presented in Note 20 to the Consolidated Financial Statements in AIG’s 2016 Annual Report on Form 10-K.

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HOLDINGS OF AND VESTING OF PREVIOUSLY AWARDED EQUITY

Outstanding Equity Awards at December 31, 2016

Equity-based awards held at the end of 2016 by each named executive were issued under the incentive plans and arrangements described below. Shares of AIG Common Stock deliverable under AIG’s time-vested equity and option awards will be delivered under the 2013 Omnibus Incentive Plan, 2010 Stock Incentive Plan or 2007 Stock Incentive Plan, as applicable. Also included in outstanding equity-based awards are grants historically made by Starr International Company, Inc. (SICO) under a series of two-year Deferred Compensation Profit Participation Plans (the SICO Plans).

The following table sets forth outstanding equity-based awards held by each named executive as of December 31, 2016.

Outstanding Equity Awards at December 31, 2016

						Stock Awards
	Option Awards(1)					Unvested (No Longer Subject to Performance Conditions)		Equity Incentive Plan Awards (Unearned and Unvested)
Name	Year Granted(1)	Number Exercisable	Exercise Price	Expiration Date	Plan(2)(3)	Number	Market Value(2)(3)	Number	Market Value(2)
Peter D. Hancock	—	—	—	—	2016 LTI			158,916	$10,378,804
					2015 LTI			238,131	$15,552,336
					2014 LTI	141,991	$9,273,432
					2013 LTI	126,890	$8,287,186

					Total	268,881	$17,560,618	397,047	$25,931,140

Siddhartha Sankaran	—	—	—	—	2016 LTI			63,954	$4,176,836
					2015 LTI			52,269	$3,413,688
					2014 LTI	36,850	$2,406,674
					2013 LTI	36,913	$2,410,788

					Total	73,763	$4,817,462	116,223	$7,590,524

Douglas A. Dachille	—	—	—	—	2016 LTI			77,519	$5,062,766
					2015 LTI			100,144	$6,540,405

					Total			177,663	$11,603,171
Kevin T. Hogan	—	—	—	—	2016 LTI			69,767	$4,556,483
					2015 LTI			104,543	$6,827,703
					2014 LTI	73,947	$4,829,479
					2013 LTI	65,978	$4,309,023

					Total	139,925	$9,138,502	174,310	$11,384,186

Robert S. Schimek	2007	499	$1,140.99	12/13/2017	2016 LTI			67,829	$4,429,912
					2015 LTI			52,269	$3,413,688
					2014 LTI	37,176	$2,427,965
					2013 LTI	41,482	$2,709,189

					Total	78,658	$5,137,154	120,098	$7,843,600

Separated during 2016
David L. Herzog	—	—	—	—	2016 LTI			77,519	$5,062,766
					2015 LTI			116,160	$7,586,410
					SICO Plans	729	$47,611

					Total			193,679	$12,649,175
Seraina Macia	—	—	—	—	2015 LTI			40,653	$2,655,047
Brian T. Schreiber	—	—	—	—	2015 LTI			95,832	$6,258,788

(1)	None of the named executives has received options since 2008. All previously granted options had four-year pro-rata vesting schedules. All outstanding options were exercisable and have an exercise price equal to the closing sale price of AIG Common Stock on the NYSE on the date of grant.

(2)

All 2016 LTI awards are shown at target payout, all 2015 LTI awards are shown at maximum payout and all 2014 LTI awards and 2013 LTI awards are shown at actual amounts earned, in each case using the closing sale price of AIG Common Stock on the NYSE on December 30, 2016 of $65.31 per share. Actual amounts earned for the 2014 LTI awards and the 2013 LTI awards were determined by the Committee in the first

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quarter of 2017 and the first quarter of 2016, respectively. See “—Compensation Discussion and Analysis—Earned 2013 Long-Term Incentive Awards” and “—Compensation Discussion and Analysis—Adjudication of 2014 Long-Term Incentive Awards” for further information. 2016 LTI and 2015 LTI award amounts also include additional PSUs accrued in respect of dividend equivalent rights, which are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares (if any) are delivered. Whether the 2016 LTI or 2015 LTI awards (and related dividend equivalents) will be earned at the level shown or a different level, or at all, depends on AIG performance against plan metrics over a three-year performance period.

Once earned, all 2016 LTI awards (including related dividend equivalents) to 2016 named executives will vest one-third on the first day of January in each of 2019, 2020 and 2021, and all 2015 LTI awards (including related dividend equivalents) to 2016 named executives will vest one-third on the first day of January in each of 2018, 2019 and 2020. One-third of the earned 2014 LTI awards to 2016 named executives vested on January 1, 2017, and the remaining two-thirds will vest one-third on the first day of January in each of 2018 and 2019. Two-thirds of the earned 2013 LTI awards to 2016 named executives vested one-third on the first day of January in each of 2016 and 2017, and the remaining one-third will vest on January 1, 2018. The one-third of 2013 LTI awards that vested January 2016 are reflected in the 2016 Vesting of Stock-Based Awards table below.

Messrs. Herzog and Schreiber and Ms. Macia became vested in their 2013 LTI, 2014 LTI, 2015 LTI and 2016 LTI awards, as applicable, upon their respective separation dates. For 2013 LTI and 2014 LTI awards, the number of earned shares were based on actual performance as determined by the Committee in the first quarter of 2016 and the first quarter of 2017, respectively, and are reflected in the 2016 Vesting of Stock-Based Awards table below. For 2015 LTI and 2016 LTI awards, the number of earned shares, if any, will be based on AIG performance over the applicable three-year performance period. These unearned awards are reflected in the table above, at target payout for 2016 LTI awards and at maximum payout for 2015 LTI awards. For all awards, any earned amounts will be paid on the normal payment schedule.

(3)	Prior to 2005, key employees participated in the SICO Plans. The original SICO plan came into being in 1975. Participation in the SICO Plans by any person, and the extent of such participation, was at the sole discretion of SICO’s Board of Directors. SICO is responsible for issuing cash or AIG Common Stock under the SICO Plans when required; AIG has made no payments under these plans, although AIG records the expense attributable to these plans in its financial statements. In 2005, AIG took steps to protect the interests of AIG’s current employees with respect to these benefits. AIG agreed, subject to certain conditions, to make any payment or delivery of AIG Common Stock that is not promptly made with respect to the benefits accrued by current employees of AIG and its subsidiaries under the SICO Plans.

Shares that have been contingently allocated to a participating named executive under the SICO Plans will not be paid until age 65 and generally are subject to forfeiture on earlier termination of employment. AIG agreed to consider Mr. Herzog, upon his separation, an eligible employee for the purposes of the AIG agreement with SICO, and he remains entitled to his SICO plans benefits subject to certain conditions. SICO’s Board of Directors has the authority to reinstate a payout right and may permit early payout of shares. Before earning the right to payout, a participant is not entitled to any equity interest with respect to the contingently allocated shares.

Under certain of the SICO Plans, since Mr. Herzog continued to be employed by AIG at the end of the eighth year after units were granted and had not yet reached age 65, he was contingently allocated additional shares equal to 35 percent of the shares initially allocated. The contingent allocations are included in this table.

Market value is based on the closing sale price of AIG Common Stock on the NYSE on December 30, 2016 of $65.31 per share.

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Vesting of Stock-Based Awards During 2016

The following table sets forth the amounts realized in accordance with SEC rules by each named executive as a result of the vesting of stock-based awards in 2016. There were no options exercised in 2016 by any of the named executives.

2016 Vesting of Stock-Based Awards

	Stock-Based Awards Vested in 2016
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Peter D. Hancock(1)	63,444	$3,833,921
Siddhartha Sankaran(1)	18,456	$1,115,296
Douglas A. Dachille	—	—
Kevin T. Hogan(1)	32,988	$1,993,465
Robert S. Schimek(1)	20,740	$1,253,318

Separated during 2016
David L. Herzog(2)	237,324	$12,988,862
Seraina Macia(3)	28,763	$1,554,640
Brian T. Schreiber(4)	194,153	$10,760,328

(1)	Represents one-third of the earned PSUs granted under the 2013 LTI awards that vested on January 1, 2016 (based on the value of the underlying shares of AIG Common Stock on the vesting date).

(2)	Represents 153,804 shares underlying earned PSUs granted under Mr. Herzog’s 2013 LTI award, one-third of which vested on January 1, 2016 and the remaining two-thirds of which vested upon Mr. Herzog’s separation on April 8, 2016 (based on the value of underlying shares of AIG Common Stock on the respective vesting dates), and represents 83,520 shares underlying earned PSUs granted under Mr. Herzog’s 2014 LTI award, which fully vested upon his separation on April 8, 2016 (based on the value of underlying shares of AIG Common Stock on the vesting date). Two-thirds of Mr. Herzog’s earned 2013 LTI award has been delivered, and the remaining one-third will be delivered in January 2018. One-third of Mr. Herzog’s 2014 LTI award has been delivered, and the remaining two-thirds will be delivered in each of January 2018 and January 2019.

(3)	Represents 28,763 shares underlying earned PSUs granted under Ms. Macia’s 2014 LTI award, which fully vested upon her separation on March 31, 2016 (based on the value of underlying shares of AIG Common Stock on the vesting date). One-third of Ms. Macia’s 2014 LTI award has been delivered, and the remaining two-thirds will be delivered in each of January 2018 and January 2019.

(4)	Represents 125,249 shares underlying earned PSUs granted under Mr. Schreiber’s 2013 LTI award, one-third of which vested on January 1, 2016 and the remaining two-thirds of which vested upon Mr. Schreiber’s separation on March 31, 2016 (based on the value of underlying shares of AIG Common Stock on the respective vesting dates), and represents 68,904 shares underlying earned PSUs granted under Mr. Schreiber’s 2014 LTI award, which fully vested upon his separation on March 31, 2016 (based on the value of underlying shares of AIG Common Stock on the vesting date). Two-thirds of Mr. Schreiber’s earned 2013 LTI award has been delivered, and the remaining one-third will be delivered in January 2018. One-third of Mr. Schreiber’s 2014 LTI award has been delivered, and the remaining two-thirds will be delivered in each of January 2018 and January 2019.

POST-EMPLOYMENT COMPENSATION

Pension Benefits

AIG maintains tax-qualified and nonqualified defined benefit (pension) plans providing retirement benefits for employees. Participants in the tax-qualified pension plan vest in and receive their benefits based on length of service. Participants in the non-qualified pension plans vest in and receive these benefits based on their age and length of service. Employees of AIG and its subsidiaries who are paid on a U.S. dollar payroll and are citizens of the United States, or non-citizens working in the United States, are covered under the Qualified Retirement Plan. Participants whose formula benefit is restricted from being fully paid from the Qualified Retirement Plan due to

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IRS limits on compensation and benefits, including the named executives, are eligible to participate in the Non-Qualified Retirement Plan. Of the named executives, only Mr. Schreiber participated in and had a benefit under the SERP, and Mr. Herzog had a benefit under the American General Corporation Supplemental Executive Retirement Plan (AGC Retirement Plan).

Effective January 1, 2016, benefit accruals under the Qualified Retirement Plan, the Non-Qualified Retirement Plan and the SERP were frozen. As a result, the Qualified Retirement Plan, the Non-Qualified Retirement Plan and the SERP were closed to new participants, and current participants can no longer accrue additional benefits after December 31, 2015. However, interest credits continue to accrue on existing cash balance accounts, and participants also continue to earn service credits for purposes of vesting and early retirement eligibility subsidies as they continue to work for AIG. In addition, Mr. Herzog’s benefit under the AGC Retirement Plan vested, and his age 65 accrued benefit was frozen, following the acquisition of the American General Corporation on August 29, 2001. His benefit under the AGC Retirement Plan is for service accrued to December 31, 2002.

While AIG was subject to the TARP restrictions on executive compensation, benefit accruals in the Non-Qualified Retirement Plan ceased on October 22, 2009 for Mr. Herzog and on December 11, 2009 for Messrs. Schimek and Schreiber. Benefit accruals in the SERP ceased on December 11, 2009 for Mr. Schreiber. Because the TARP restrictions ceased to apply as of December 14, 2012, the freeze on benefit accruals in the Non-Qualified Retirement Plan and SERP ended and benefit accruals commenced again under these plans after this date. In addition, benefit accruals commenced for Messrs. Hancock and Sankaran under the Non-Qualified Retirement Plan, as they had not accrued any benefits under this plan prior to the TARP restrictions. We are not permitted to restore service for benefit accruals for the length of time during which these executives were subject to the freeze. Mr. Hogan was employed by AIG from September 4, 1984 to November 5, 2008 and accrued pension benefits under the Qualified Retirement Plan and the Non-Qualified Retirement Plan during this employment. Mr. Hogan did not receive a distribution from the Qualified Retirement Plan or the Non-Qualified Retirement Plan at the time of his resignation in 2008. Pursuant to the terms of these plans, prior service is recognized for vesting and eligibility to participate. Therefore, upon rejoining AIG in 2013, benefit accruals commenced immediately under the Qualified Retirement Plan and the Non-Qualified Retirement Plan for Mr. Hogan. Mr. Dachille was hired on September 15, 2015 and benefit accruals under the Qualified Retirement Plan and the Non-Qualified Retirement Plan commenced on September 15, 2015. Ms. Macia was hired on November 11, 2013, and benefit accruals under the Qualified Retirement Plan and the Non-Qualified Retirement Plan commenced on December 1, 2014, after she completed one year of service with AIG.

The benefit formula under the Qualified Retirement Plan and the Non-Qualified Retirement Plan was converted effective April 1, 2012 from a final average pay formula to a cash balance formula comprised of pay credits, calculated based on 6 percent of a plan participant’s annual pensionable compensation. Pay credits under these plans accrued through 2015 (subject to the IRS limitation on qualified plans of $265,000 in 2015) and ceased on December 31, 2015. However, annual interest credits of 2.89 percent continued in 2016 (based upon the 30-year long-term Treasury rate). This rate is adjusted annually on January 1.

The definition of pensionable compensation under the cash balance formula is different from the definition used in the final average pay formula. Prior to the January 1, 2016 freeze date, and effective April 1, 2012, pensionable compensation under the cash balance formula included base salary, commissions, overtime and annual short-term incentive awards. The Qualified Retirement Plan was subject to IRS compensation limits and the Non-Qualified Retirement Plan was subject to an annual compensation limit of $1,050,000 in 2015.

The final average pay formula and definition of pensionable compensation did not change under the Qualified Retirement Plan or the Non-Qualified Retirement Plan for employees whose age plus credited service as of March 31, 2012 equaled 65 or greater and who had at least five years of credited service in the Qualified Retirement Plan as of that date. None of the named executives met these requirements. For purposes of the Qualified Retirement Plan, Non-Qualified Retirement Plan and the SERP, each final average pay formula has been based on the average pensionable compensation of a participant during those three consecutive years in the last ten years of credited service that afford the highest such average, not including amounts attributable to overtime pay, quarterly bonuses, annual cash bonuses or long-term incentive awards. However, as a result of the freeze to benefit accruals effective January 1, 2016 to the Qualified Retirement Plan, the Non-Qualified Retirement Plan and the SERP, each final average pay formula is based on the average pensionable compensation of a participant during those three consecutive years in the last ten years of credited service through December 31, 2015. These participants will receive a benefit under the Qualified Retirement Plan and the Non-Qualified Retirement Plan calculated using either the final average pay formula or the cash balance formula,

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whichever produces the greater benefit. The Non-Qualified Retirement Plan provides a benefit equal to the portion of the benefit that is not permitted to be paid from the Qualified Retirement Plan due to IRS limits on compensation and benefits. The Qualified Retirement Plan and Non-Qualified Retirement Plan final average pay formula ranges from 0.925 percent to 1.425 percent times average final salary for each year of credited service accrued since April 1, 1985 up to 44 years through December 31, 2015 and 1.25 percent to 1.75 percent times average final pay for each year of credited service accrued prior to April 1, 1985 up to 40 years. For participants who retire after the normal retirement age of 65, the retirement benefit is actuarially increased to reflect the later benefit commencement date.

Participants in the Qualified Retirement Plan are vested after three years of service and participants in the Non-Qualified Retirement Plan are vested once they attain age 60 with five or more years of service or age 55 with ten or more years of service.

Participants in the Qualified Retirement Plan can elect to receive their benefit in the form of an annuity or as a lump sum distribution. For Non-Qualified Retirement Plan participants, the benefit they accrued through March 31, 2012 can be paid only in the form of an annuity, and the benefit accrued on and after April 1, 2012 through December 31, 2015 can be paid only in a lump sum.

The SERP continues to provide participants annuity options under its final average pay formula. The SERP’s final average pay formula provides a benefit equal to 2.4 percent times average final pay for each year of credited service up to 25 years through December 31, 2015, reduced by the monthly benefits payable from the Non-Qualified Retirement Plan, the Qualified Retirement Plan, Social Security and any predecessor plan or foreign deferred compensation plan sponsored by AIG.

Early retirement benefits. Each of the domestic pension plans provides for reduced early retirement benefits. These benefits are available to all vested participants in the Qualified Retirement Plan. The Non-Qualified Retirement Plan provides reduced early retirement benefits to participants who have reached age 55 with ten or more years of service or to participants who have reached age 60 with five or more years of service. The early retirement reduction factors in the Non-Qualified Retirement Plan are based upon age as of the retirement date and years of credited service excluding the TARP-related freeze period. The SERP provides reduced early retirement benefits to participants beginning at age 60 with five or more years of service, or to participants who have reached age 55 with ten or more years of credited service, except that the Committee must approve payment for eligible participants retiring before age 60.

In the case of early retirement, participants in the SERP will receive the SERP formula benefit reduced by 3, 4 or 5 percent (depending on age and years of credited service at retirement excluding the TARP-related freeze period) for each year that retirement precedes age 65. Participants in the Qualified Retirement Plan and the Non-Qualified Retirement Plan under the final average pay formula will receive the plan formula benefit projected to normal retirement at age 65 (using average final salary as of the date of early retirement), but prorated based on years of actual service, then reduced by a further amount in the same manner described with respect to the SERP except that there is no exclusion of service for the TARP-related freeze period under the Qualified Retirement Plan. Participants in the Qualified Retirement Plan, Non-Qualified Retirement Plan and the SERP will continue to receive service credit on and after the January 1, 2016 freeze date in determining age and length of service for early retirement subsidies and vesting purposes. Participants in the Qualified Retirement Plan with at least three years of service to AIG have a vested reduced retirement benefit pursuant to which, in the case of termination of employment prior to reaching age 65, such participants may elect to receive a reduced early retirement benefit commencing at any date between their date of termination and age 65. Participants in the Qualified Retirement Plan may choose to receive a lump sum payment or an annuity option upon normal or early retirement. Participants in the Non-Qualified Retirement Plan must receive the benefit accrued through March 31, 2012 in the form of an annuity and the benefit accrued on and after April 1, 2012 through December 31, 2015 in a lump sum. The SERP participants can elect an annuity option only and may not choose to receive the benefit in a lump sum.

Death and disability benefits. Each of the domestic pension plans also provides for death and disability benefits. The death benefit payable to a participant’s designated beneficiary under the Qualified Retirement Plan and the Non-Qualified Retirement Plan will generally equal the participant’s lump sum benefit or cash balance account. In the case of death, the SERP provides a participant who has at least five years of service to AIG with a survivor annuity equal to 40 percent of the participant’s accumulated benefit, which may be reduced based on the age of the surviving spouse.

Under the Qualified Retirement Plan and the Non-Qualified Retirement Plan, prior to the January 1, 2016 freeze date, participants who became disabled and received payments under AIG’s long-term disability plan, and

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whose benefit was determined under the final average pay formula, continued to accrue credited service, and participants whose benefit was determined under the cash balance formula continued to receive interest and pay credits to their cash balance account, for a maximum of three additional years. On and after the January 1, 2016 freeze date, participants who receive payments under AIG’s long-term disability plan continue to receive service credit in determining age and length of service for early retirement subsidies and vesting purposes, and participants whose benefit is determined under the cash balance formula continue to receive interest credits to their cash balance account, for a maximum of three additional years. Under the SERP, participants do not accrue credited service during that time.

As with other retirement benefits, in the case of death and disability benefits, the formula benefit under the Non-Qualified Retirement Plan and the SERP is reduced by amounts payable under the Qualified Retirement Plan, and participants in both the Non-Qualified Retirement Plan and the SERP may receive the formula benefit from the SERP only to the extent that it exceeds the benefit payable from the Non-Qualified Retirement Plan and the Qualified Retirement Plan.

2016 pension benefits. The following table details the accumulated benefits under the pension plans in which each named executive participates. In accordance with SEC rules, these accumulated benefits are presented as if they were payable upon the named executive’s normal retirement at age 65. However, it is important to note that the benefits shown for the named executives are at least partially unvested and could be received at lower levels due to reduced benefits or forfeited entirely if the named executive does not continue to work at AIG for the next several years. As of year-end 2016, none of our 2016 named executives were eligible for early retirement benefits under the Non-Qualified Retirement Plan.

Mr. Herzog was eligible for early retirement benefits under the Non-Qualified Retirement Plan and the AGC Retirement Plan upon his separation from employment on April 8, 2016, with commencement of his benefits delayed six months as required under Section 409A of the Code. Mr. Herzog elected to commence his early retirement benefits under the Qualified Retirement Plan effective May 1, 2016.

Ms. Macia was not vested in or eligible for early retirement benefits under the Qualified or Non-Qualified Retirement Plans upon her separation from employment on March 31, 2016. Ms. Macia forfeited these benefits upon her separation from AIG. Mr. Schreiber was not vested in or eligible for early retirement benefits under the Non-Qualified Retirement Plan or the SERP upon his separation from employment on March 31, 2016. Mr. Schreiber forfeited these benefits upon his separation from AIG. Mr. Schreiber elected to receive his Qualified Retirement Plan benefit effective November 1, 2016 in the form of a lump sum payment. AIG has not granted extra years of credited service under the defined benefit plans described above to any named executive, other than credit for prior service by Mr. Herzog to American General Corporation (as required by Code regulations applicable to plans assumed in acquisitions) and, pursuant to the terms of AIG’s acquisition of First Principles, recognizing prior service by Mr. Dachille to First Principles for purposes of determining vesting and eligibility.

2016 Pension Benefits

Name	Plan Name	Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During 2016
Peter D. Hancock	Qualified Retirement Plan	5.333	$109,459	$0
	Non-Qualified Retirement Plan	3.000	$139,133	$0

	Total		$248,592	$0

Siddhartha Sankaran	Qualified Retirement Plan	4.583	$57,428	$0
	Non-Qualified Retirement Plan	3.000	$97,667	$0

	Total		$155,095	$0

Douglas A. Dachille	Qualified Retirement Plan	0.333	$14,181	$0
	Non-Qualified Retirement Plan	0.333	$1,998	$0

	Total		$16,179	$0

Kevin T. Hogan	Qualified Retirement Plan	25.917	$607,617	$0
	Non-Qualified Retirement Plan	25.917	$768,948	$0

	Total		$1,376,565	$0

Robert S. Schimek	Qualified Retirement Plan	9.917	$202,258	$0
	Non-Qualified Retirement Plan	6.917	$274,981	$0

	Total		$477,239	$0

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Name	Plan Name	Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During 2016

Separated during 2016
David L. Herzog	Qualified Retirement Plan	15.917	$0	$385,616
	Non-Qualified Retirement Plan	12.750	$534,750	$168,897
	AGC Retirement Plan	2.917	$0	$231,269

	Total		$534,750	$785,782

Seraina Macia	Qualified Retirement Plan	1.083	$0	$0
	Non-Qualified Retirement Plan	1.083	$0	$0

	Total		$0	$0

Brian T. Schreiber	Qualified Retirement Plan	18.083	$0	$328,651
	Non-Qualified Retirement Plan	15.083	$0	$0
	SERP	15.583	$0	$0

	Total		$0	$328,651

(1)	The 2016 named executives had the following years of service with AIG as of December 31, 2016: Mr. Hancock—6.917; Mr. Sankaran—6.167; Mr. Dachille—1.333; Mr. Hogan—27.5; and Mr. Schimek—11.5. As of their respective separation dates, the named executive officers who separated in 2016 had the following years of service with AIG: Mr. Herzog—14.75, Ms. Macia—2.417; and Mr. Schreiber—18.917.

Mr. Hancock. Mr. Hancock had fewer years of credited service than actual service under the Qualified Retirement Plan because, at the time he was hired, employees were required to wait a year after commencing employment with AIG before becoming participants in this plan and received credit for service retroactive to six months of employment. Mr. Hancock became a participant in the Qualified Retirement Plan effective March 1, 2011 after he completed one year of service with AIG, with service credited retroactive to September 1, 2010. Mr. Hancock began accruing credited service under the Non-Qualified Retirement Plan on January 1, 2013, the first of the month following December 14, 2012, the end of AIG’s TARP restrictions period. He participates in the Qualified Retirement and Non-Qualified Retirement Plans under the cash balance formula. He began to accrue pay credits under the Non-Qualified Retirement Plan cash balance formula following December 14, 2012, the end of AIG’s TARP restrictions period. The Qualified and Non-Qualified Retirement Plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015.

Mr. Sankaran. Mr. Sankaran had fewer years of credited service than actual service under the Qualified Retirement Plan because, at the time he was hired, employees were required to wait a year after commencing employment with AIG before becoming participants in this plan and received credit for service retroactive to six months of employment. Mr. Sankaran became a participant in the Qualified Retirement Plan effective December 1, 2011 after he completed one year of service with AIG, with service credited retroactive to June 1, 2011. Mr. Sankaran began accruing credited service under the Non-Qualified Retirement Plan on January 1, 2013, the first of the month following December 14, 2012, the end of AIG’s TARP restrictions period. He participates in the Qualified Retirement and Non-Qualified Retirement Plans under the cash balance formula. He began to accrue pay credits under the Non-Qualified Retirement Plan cash balance formula following December 14, 2012, the end of AIG’s TARP restrictions period. The Qualified and Non-Qualified Retirement Plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015.

Mr. Dachille. Mr. Dachille had fewer years of credited service than actual service under the Qualified Retirement Plan and the Non-Qualified Retirement Plan because the plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015. Mr. Dachille became a participant in the Qualified Retirement Plan and the Non-Qualified Retirement Plan effective September 15, 2015, the date he joined AIG. He participates in the Qualified Retirement and Non-Qualified Retirement Plans under the cash balance formula.

Mr. Hogan. Mr. Hogan had fewer years of credited service than actual service under the Qualified Retirement Plan and the Non-Qualified Retirement Plan because, at the time he was hired, employees were required to wait a year after commencing employment with AIG before becoming participants in these plans and received credit for service retroactive to six months of employment. Mr. Hogan was employed by AIG from

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September 4, 1984 to November 5, 2008 and accrued pension benefits under the Qualified Retirement Plan and the Non-Qualified Retirement Plan during this employment. Mr. Hogan did not receive a distribution from the Qualified Retirement Plan or the Non-Qualified Retirement Plan at the time of his initial resignation. Upon his rehire on October 14, 2013, benefit accruals commenced immediately under the Qualified and Non-Qualified Retirement Plans calculated under the cash balance formula, and prior service, pursuant to the terms of these Plans, was recognized for vesting and eligibility purposes. Mr. Hogan’s credited service under the Non-Qualified Retirement Plan is equal to his credited service under the Qualified Retirement Plan because he was not an employee during the time period in which the freeze on service accrual in the Non-Qualified Retirement Plan was applicable. The Qualified and Non-Qualified Retirement Plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015.

Mr. Schimek. Mr. Schimek had fewer years of credited service than actual service under the Qualified Retirement Plan and Non-Qualified Retirement Plan because, at the time he was hired, employees were required to wait a year after commencing employment with AIG before becoming participants in these plans and received credit for service retroactive to six months of employment. Mr. Schimek became a participant in the Qualified Retirement Plan and Non-Qualified Retirement Plan effective August 1, 2006 after he completed one year of service with AIG, with service credited retroactive to February 1, 2006. Mr. Schimek’s credited service under the Non-Qualified Retirement Plan is less than his credited service under the Qualified Retirement Plan due to the freeze on service accruals in the Non-Qualified Retirement Plan. He participates in the Qualified Retirement Plan and Non-Qualified Retirement Plan under the cash balance formula. Mr. Schimek resumed accrual of pay credits under the Non-Qualified Retirement Plan cash balance formula following December 14, 2012, the end of AIG’s TARP restrictions period and resumed accruing credited service under the Non-Qualified Retirement Plan on January 1, 2013. The Qualified and Non-Qualified Retirement Plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015.

Mr. Herzog. Under the Qualified Retirement and Non-Qualified Retirement Plans, Mr. Herzog received credit for his service retroactive to his date of hire at American General Corporation, which was acquired by AIG in August 2001. Under the Qualified Retirement Plan, Mr. Herzog had more years of credited service than actual service because that plan provided credit for years of employment with American General Corporation before its acquisition by AIG. Under the Non-Qualified Retirement Plan, Mr. Herzog’s credited service is less than his credited service under the Qualified Retirement Plan due to the freeze on service accruals in the Non-Qualified Retirement Plan. He participated in the Qualified Retirement and Non-Qualified Retirement Plans under the cash balance formula. Mr. Herzog began to accrue pay credits under the Non-Qualified Retirement Plan cash balance formula following December 14, 2012, the end of AIG’s TARP restrictions period, and resumed accruing credited service under the Non-Qualified Retirement Plan on January 1, 2013. Mr. Herzog’s benefit under the AGC Retirement Plan was frozen at December 31, 2002. The Qualified and Non-Qualified Retirement Plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015. For Mr. Herzog, years of credited service and pension values reflect the values as of his separation date of April 8, 2016.

Ms. Macia. Ms. Macia had fewer years of credited service than actual service under the Qualified Retirement Plan and the Non-Qualified Retirement Plan because, at the time she was hired, employees were required to wait a year after commencing employment with AIG before becoming participants in these plans. Ms. Macia became a participant in the Qualified Retirement Plan and the Non-Qualified Retirement Plan effective December 1, 2014 after she completed one year of service with AIG. She participated in the Qualified Retirement and Non-Qualified Retirement Plans under the cash balance formula. The Qualified and Non-Qualified Retirement Plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015. For Ms. Macia, years of credited service and pension values reflect the values as of her separation date of March 31, 2016.

Mr. Schreiber. Mr. Schreiber had fewer years of credited service than actual service under the Qualified Retirement Plan and Non-Qualified Retirement Plan because, at the time he was hired, employees were required to wait a year after commencing employment with AIG before becoming participants in these plans and received credit for service retroactive to six months of employment. Mr. Schreiber became a participant in the Qualified Retirement Plan and Non-Qualified Retirement Plan effective June 1, 1998 after he completed one year of service with AIG, with service credited retroactive to December 1, 1997. Mr. Schreiber’s credited service under the Non-Qualified Retirement Plan is less than his credited service under the Qualified Retirement Plan due to the freeze on service accrual in the Non-Qualified Retirement Plan. He participated in the Qualified Retirement Plan and Non-Qualified Retirement Plan under the cash balance formula.

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Mr. Schreiber resumed accrual of pay credits under the Non-Qualified Retirement Plan cash balance formula following December 14, 2012, the end of AIG’s TARP restrictions period. The Qualified and Non-Qualified Retirement Plans were frozen effective January 1, 2016 and credited service accruals ceased under these plans as of December 31, 2015. For Mr. Schreiber, years of credited service and pension values reflect the values as of his separation date of March 31, 2016.

(2)	The actuarial present values of the accumulated benefits are based on service and earnings as of December 31, 2016 (the pension plan measurement date for purposes of AIG’s financial statement reporting), with the exception of Messrs. Herzog and Schreiber and Ms. Macia, whose values reflect their separation dates. The actuarial present values of the accumulated benefits under the Qualified Retirement Plan and the Non-Qualified Retirement Plan are calculated based on payment of a life annuity beginning at age 65, or current age if older, consistent with the assumptions described in Note 21 to the Consolidated Financial Statements included in AIG’s 2016 Annual Report on Form 10-K. As described in that Note, the discount rate assumption is 4.15 percent for the Qualified Retirement Plan. The discount rate assumption is 4.03 percent for the Non-Qualified Retirement Plan and 3.87 percent for the AGC Retirement Plan. The mortality assumptions are based on the RP-2014 annuitant white collar mortality table projected using the AIG improvement scale.

As a result of the TARP restrictions on executive compensation, benefit accruals in the Non-Qualified Retirement Plan ceased on October 22, 2009 for Mr. Herzog and on December 11, 2009 for Messrs. Schimek and Schreiber. Benefit accruals in the SERP also ceased on December 11, 2009 for Mr. Schreiber. None of our other named executives participate in the SERP. The TARP-related freeze on benefit accruals in the Non-Qualified Retirement Plan and SERP ended on December 14, 2012. Messrs. Dachille and Hogan and Ms. Macia were not employed by AIG during the TARP-related freeze period, and Messrs. Hancock and Sankaran did not begin accruing pay credits under the Non-Qualified Retirement Plan until December 14, 2012. We are not permitted to restore service for benefit accruals for the length of time during which these executives were subject to the TARP-related freeze.

The Non-Qualified Retirement Plan and SERP benefits for these participants, if eligible, are equal to the lesser of the frozen Non-Qualified Retirement Plan and SERP benefit (excluding service and earnings during the period in which benefit accruals were frozen due to the TARP restrictions) or the Non-Qualified Retirement Plan and SERP benefit without taking into account the TARP-related freeze on service accruals. Vesting is determined in the Non-Qualified Retirement Plan and the SERP based on age and years of service as of the executive’s actual retirement date. Early retirement reduction factors are based on age at the executive’s actual retirement date and years of credited service excluding credited service during the period in which benefit accruals were frozen due to the TARP restrictions. Participants will continue to receive service credit on and after the January 1, 2016 freeze date in determining age and length of service for both vesting and early retirement subsidies.

Mr. Herzog. Mr. Herzog’s AGC Retirement Plan benefit was frozen as of December 31, 2002 following AIG’s acquisition of American General Corporation.

Nonqualified Deferred Compensation

In 2008, AIG paid out the entire account balances of most participants and terminated future participation in a number of its nonqualified deferred compensation plans, including the Executive Deferred Compensation Plan (EDCP), in which designated key employees were eligible to participate. However, for certain current and former employees on December 31, 2008, including Mr. Herzog, payments of account balances were not accelerated. Mr. Herzog participated in the EDCP. In addition, Mr. Herzog participated in the American General Supplemental Thrift Plan (AG Supplemental Thrift Plan) as a result of his employment by American General Corporation prior to its acquisition by AIG.

Executive Deferred Compensation Plan. Participants in the EDCP were able to defer cash compensation up to a maximum of $300,000 per year. Amounts deferred under the EDCP were credited with earnings based on the returns of a small number of mutual funds. In 2016, based on the performance of these funds, Mr. Herzog experienced a return of approximately 7.85 percent. Amounts deferred during each year, and earnings thereon, will be distributed in accordance with a participant’s prior decision to receive installments over a period of five or ten years or in a lump sum payment following termination of employment after reaching age 60. A participant whose employment terminates before reaching age 60 must receive his or her account balance in a lump sum payment. Mr. Herzog’s separation from AIG occurred prior to his reaching age 60, and accordingly, he received his account balance in a lump sum payment, credited with earnings or losses based on the returns of the mutual

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funds, after a six-month delay required under Section 409A of the Code. Balances under the plans in which the named executives participated are detailed in the following table.

2016 Nonqualified Deferred Compensation

Name	Executive Contributions	AIG Contributions	Aggregate Earnings	Distributions	Aggregate Balance at Year-End 2016
Peter D. Hancock	$0	$0	$0	$0	$0

Siddhartha Sankaran	$0	$0	$0	$0	$0

Douglas A. Dachille	$0	$0	$0	$0	$0

Kevin T. Hogan	$0	$0	$0	$0	$0

Robert S. Schimek	$0	$0	$0	$0	$0

Separated during 2016
David L. Herzog
EDCP	$0	$0	$46,607	$640,430	$0
AG Supplemental Thrift Plan	$0	$0	$505	$22,933	$0	(1)
Total			$47,112	$663,363	$0

Seraina Macia	$0	$0	$0	$0	$0

Brian T. Schreiber	$0	$0	$0	$0	$0

(1)	Represents Mr. Herzog’s balances under the AG Supplemental Thrift Plan and contributions made to this plan prior to AIG’s acquisition of American General Corporation. Mr. Herzog received a lump sum distribution from this plan after his separation from AIG and election to receive a lump sum distribution from AIG’s 401(k) plan. This plan provides a return based on Prime plus 1 percent, which resulted in a rate of return of approximately 2.25 percent in 2016.

POTENTIAL PAYMENTS ON TERMINATION

Executive Severance Plan. As previously discussed, AIG maintains the 2012 Executive Severance Plan (the 2012 ESP) for AIG executives in grade level 27 or above, including the 2016 named executives, and executives who participated in AIG’s prior executive severance plan (Prior Participants).

Severance benefits. The 2012 ESP provides for severance payments and benefits upon a termination by AIG without “Cause” or by a qualifying executive (including Messrs. Hancock, Sankaran, Dachille, Hogan and Schimek) for “Good Reason,” including, for qualifying executives, after a “Change in Control.” In the event of a qualifying termination, subject to the participant’s execution of a release of claims and agreement to abide by certain restrictive covenants, a participant is generally eligible to receive:

•

For terminations on and after April 1 of the termination year, a pro-rata annual short-term incentive for the year of termination based on the participant’s target amount and actual company (and/or, if applicable, business unit or function) performance, paid at the same time as such short-term incentives are regularly paid to similarly situated active employees; and

•

Severance in an amount equal to the product of a multiplier times the sum of base salary and the average amount of short-term incentive paid for the preceding three completed calendar years. The multiplier is either 1 or 1.5 depending on the executive’s grade level and increases to 1.5 or 2 for qualifying terminations within two years following a Change in Control. Each of Messrs. Hancock, Sankaran, Dachille, Hogan and Schimek is eligible for the higher multipliers.

If the qualifying termination occurs within twelve months after experiencing a reduction in base salary or annual short-term incentive, the payments described above are calculated as if the qualifying termination occurred immediately prior to the reduction.

However, in any event, Prior Participants in grade level 27 or above, which includes Messrs. Hancock, Sankaran and Schimek, may not receive less than the severance they would have received under the prior plan. Severance generally will be paid in a lump sum. Participants are entitled to continued health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), a $40,000 payment that may be applied towards continued health coverage and life insurance and one year of additional age and service under AIG’s

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non-qualified pension plans and AIG Medical Plan solely for purposes of determining vesting and eligibility, not benefit accruals. The one year of additional age and service is also used for the purpose of determining eligibility to enroll in retiree medical coverage.

Restrictive covenants. Pursuant to the release of claims that each participant must execute to receive benefits under the 2012 ESP, each participant is generally prohibited from:

•	Engaging in, being employed by, rendering services to or acquiring financial interests in certain businesses that are competitive with AIG for a period of six months after termination;

•	Interfering with AIG’s business relationships with customers, suppliers or consultants for a period of six months after termination;

•	Soliciting or hiring AIG employees for a period of one year after termination; and

•	Disclosing AIG’s confidential information at any time following termination.

Definitions. Under the 2012 ESP:

•	“Cause” generally means

•

the participant’s conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (A) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, (B) on a felony charge or (C) on an equivalent charge to those in clauses (A) and (B) in jurisdictions which do not use those designations;

•	the participant’s engagement in any conduct which constitutes an employment disqualification under applicable law (including statutory disqualification as defined under the Exchange Act);

•

the participant’s violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which AIG or any of its subsidiaries or affiliates is a member; or

•	the participant’s material violation of AIG’s codes of conduct or any other AIG policy as in effect from time to time.

•	“Change in Control” generally means

•

individuals who, on the effective date of the 2012 ESP, constitute the Board of Directors of AIG (or subsequent directors whose election or nomination was approved by a vote of at least two-thirds of such directors, including by approval of the proxy statement in which such person is named as a nominee for director) cease for any reason to constitute at least a majority of the Board;

•

any person is or becomes a beneficial owner of 50 percent or more of AIG’s voting securities (for this purpose, person is as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act);

•

consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving AIG that results in any person becoming the beneficial owner of 50 percent or more of the total voting power of the outstanding voting securities eligible to elect directors of the entity resulting from such transaction;

•	a sale of all or substantially all of AIG’s assets; or

•	AIG’s stockholders approve a plan of complete liquidation or dissolution of AIG.

•	“Good Reason” generally means a reduction of more than 20 percent in the participant’s annual target direct compensation.

Treatment of LTI Awards. Since 2013, LTI awards have been issued under the 2013 Long Term Incentive Plan, which provides for accelerated vesting of outstanding PSUs in certain termination scenarios. In the case of a participant’s involuntary termination without Cause (defined in the same manner as in the 2012 ESP as set forth above), retirement or disability, or if the participant experiences a qualifying resignation after the first year of a performance period (e.g., on or after January 1, 2017 for the 2016—2018 performance period), the participant’s award will vest and earned PSUs (if any) will be determined based on actual performance for the whole performance period, and be delivered on the normal settlement schedule. Retirement requires attainment of age

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60 with five years of service or attainment of age 55 with ten years of service, and a qualifying resignation requires attainment of both (1) age 50 with at least five years of service and (2) age plus years of service equal to at least 60. In the case of a participant’s death during or prior to adjudication for a performance period or involuntary termination without Cause within 24 months following a Change in Control (defined in the same manner as in the 2012 ESP as set forth above) during a performance period, an amount equal to the participant’s target amount of PSUs (unless the Committee determines to use actual performance through the date of the Change in Control) will vest and be delivered to the participant by the later of the end of the calendar year or two and a half months following death or termination.

Quantification of Termination Payments and Benefits. Our named executive officers who separated in 2016 are not included in the Termination Payments and Benefits table below because they were not employed by us on December 31, 2016. Below are the benefits each of our named executive officers who separated in 2016 received upon his or her separation from employment.

Mr. Herzog. Mr. Herzog separated from AIG on April 8, 2016, and was entitled to termination without cause benefits under the 2012 ESP. Upon separation, he received a lump sum severance payment of $6,173,333 and was entitled to a lump sum payment of $40,000 that may be applied towards continued health coverage and life insurance. For 2016, Mr. Herzog earned a pro-rata short-term incentive award of $200,000, 100 percent of which was vested and paid in March 2017.

Mr. Herzog’s outstanding 2013 LTI, 2014 LTI, 2015 LTI and 2016 LTI awards vested upon his separation. Mr. Herzog’s earned but unpaid 2013 LTI and 2014 LTI awards will be paid on the normal payment schedule applicable to all 2013 and 2014 LTI award recipients. PSUs earned under the 2015 and 2016 LTI awards, if any, will be based on actual performance following the applicable performance period and paid on the normal payment schedule applicable to all 2015 and 2016 LTI award recipients. Mr. Herzog’s 2015 LTI and 2016 LTI award amounts also include additional PSUs accrued in respect of dividend equivalent rights, which are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares (if any) are delivered.

Mr. Herzog’s severance payments and benefits are subject to his release of claims against AIG and restrictive covenants, as described above in “—Executive Severance Plan—Restrictive Covenants.”

Ms. Macia. Ms. Macia separated from AIG on March 31, 2016, and was entitled to termination without cause benefits under the 2012 ESP. Upon separation, she received a lump sum severance payment of $3,000,000 and was entitled to a lump sum payment of $40,000 that may be applied towards continued health coverage and life insurance. For 2016, Ms. Macia earned a pro-rata short-term incentive award of $170,000, 100 percent of which was vested and paid in March 2017.

Ms. Macia’s outstanding 2014 LTI and 2015 LTI awards vested upon her separation. Ms. Macia’s earned but unpaid 2014 awards will be paid on the normal payment schedule applicable to all 2014 LTI award recipients. PSUs earned under the 2015 LTI award, if any, will be based on actual performance following the performance period and paid on the normal payment schedule applicable to all 2015 LTI award recipients. Ms. Macia’s 2015 LTI award amount also includes additional PSUs accrued in respect of dividend equivalent rights, which are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares (if any) are delivered. In lieu of a 2016 LTI award, Ms. Macia received a lump sum payment of $1,800,000.

Ms. Macia’s severance payments and benefits are subject to her release of claims against AIG and restrictive covenants, as described above in “—Executive Severance Plan—Restrictive Covenants.”

Mr. Schreiber. Mr. Schreiber separated from AIG on March 31, 2016, and was entitled to termination without cause benefits under the 2012 ESP. Upon separation, he received a lump sum severance payment of $5,999,250 and was entitled to a lump sum payment of $40,000 that may be applied towards continued health coverage and life insurance. For 2016, Mr. Schreiber earned a pro-rata short-term incentive award of $175,000, 100 percent of which was vested and paid in March 2017.

Mr. Schreiber’s outstanding 2013 LTI, 2014 LTI and 2015 LTI awards vested upon his separation. Mr. Schreiber’s earned but unpaid 2013 and 2014 awards will be paid on the normal payment schedule applicable to all 2013 and 2014 LTI award recipients. PSUs earned under the 2015 LTI award, if any, will be based on actual performance following the performance period and paid on the normal payment schedule applicable to all 2015 LTI award recipients. Mr. Schreiber’s 2015 LTI award amount also includes additional PSUs accrued in respect of dividend equivalent rights, which are subject to the same vesting and performance conditions as the related PSUs

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and are paid when such related earned shares (if any) are delivered. In lieu of a 2016 LTI award, Mr. Schreiber received a lump sum payment of $3,300,000.

Mr. Schreiber’s severance payments and benefits are subject to his release of claims against AIG and restrictive covenants, as described above in “—Executive Severance Plan—Restrictive Covenants.”

The following table sets forth the compensation and benefits that would have been provided to each of the 2016 named executives if he had been terminated on December 31, 2016 under the circumstances indicated (including following a Change in Control).

Termination Payments and Benefits for the 2016 Named Executive Officers as of December 31, 2016

Name	Annual Short-Term Incentive(1)	Severance(2)	Medical and Life Insurance(3)	Pension Plan Credit(4)	Unvested Options(5)	Unvested Stock Awards(6)	Total
Peter D. Hancock
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$0	$9,528,890	$40,000	$0	$0	$38,307,711	$47,876,601
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$27,928,907	$27,928,907
By Executive with Good Reason	$0	$9,528,890	$40,000	$0	$0	$27,928,907	$37,497,797
Qualifying Termination following a Change in Control(7)	$0	$9,528,890	$40,000	$0	$0	$38,307,711	$47,876,601
Death	$0	$0	$0	$3,918	$0	$38,125,953	$38,129,871
Disability(8)	$0	$0	$0	$0	$0	$38,307,711	$38,307,711
Retirement	$0	$0	$0	$0	$0	$0	$0
Siddhartha Sankaran
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$680,000	$5,146,511	$40,000	$0	$0	$11,270,220	$17,136,731
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$0	$0
By Executive with Good Reason	$680,000	$5,146,511	$40,000	$0	$0	$0	$5,866,511
Qualifying Termination following a Change in Control(7)	$680,000	$5,146,511	$40,000	$0	$0	$11,270,220	$17,136,731
Death	$680,000	$0	$0	$57,717	$0	$11,223,066	$11,960,783
Disability(8)	$680,000	$0	$0	$0	$0	$11,270,220	$11,950,220
Retirement	$0	$0	$0	$0	$0	$0	$0
Douglas A. Dachille
By AIG for “Cause”	$0	$0	$0	$232	$0	$0	$232
By AIG w/o “Cause”	$800,000	$3,840,000	$40,000	$232	$0	$9,423,057	$14,103,289
By Executive w/o Good Reason	$0	$0	$0	$232	$0	$0	$232
By Executive with Good Reason	$800,000	$3,840,000	$40,000	$232	$0	$0	$4,680,232
Qualifying Termination following a Change in Control(7)	$800,000	$5,120,000	$40,000	$232	$0	$9,423,057	$15,383,289
Death	$800,000	$0	$0	$2,630	$0	$9,423,057	$10,225,687
Disability(8)	$800,000	$0	$0	$0	$0	$9,423,057	$10,223,057
Retirement	$0	$0	$0	$232	$0	$0	$232
Kevin T. Hogan
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$760,000	$4,070,375	$40,000	$0	$0	$18,246,896	$23,117,271
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$13,690,413	$13,690,413
By Executive with Good Reason	$760,000	$4,070,375	$40,000	$0	$0	$13,690,413	$18,560,788
Qualifying Termination following a Change in Control(7)	$760,000	$5,427,167	$40,000	$0	$0	$18,246,896	$24,474,063
Death	$760,000	$0	$0	$0	$0	$18,152,261	$18,912,261
Disability(8)	$760,000	$0	$0	$0	$0	$18,246,896	$19,006,896
Retirement	$0	$0	$0	$0	$0	$0	$0
Robert S. Schimek
By AIG for “Cause”	$0	$0	$0	$0	$0	$0	$0
By AIG w/o “Cause”	$700,000	$5,579,444	$40,000	$0	$0	$11,842,989	$18,162,433
By Executive w/o Good Reason	$0	$0	$0	$0	$0	$7,413,077	$7,413,077
By Executive with Good Reason	$700,000	$5,579,444	$40,000	$0	$0	$7,413,077	$13,732,521
Qualifying Termination following a Change in Control(7)	$700,000	$5,579,444	$40,000	$0	$0	$11,842,989	$18,162,433
Death	$700,000	$0	$0	$0	$0	$11,795,443	$12,495,443
Disability(8)	$700,000	$0	$0	$0	$0	$11,842,989	$12,542,989
Retirement	$0	$0	$0	$0	$0	$0	$0

(1)	These amounts represent annual short-term incentive payments for which the named executives would have been eligible pursuant to the 2012 ESP had they been terminated on December 31, 2016. Under the 2012 ESP, earned short-term incentives are prorated based on the number of full months the executive was employed in the termination year. Except in the case of death, these short-term incentive payments are based on the named executive’s target amount and actual company performance and paid at the same time such short-term incentives are regularly paid to similarly situated active employees. In the case of death, a named executive’s short-term incentive payment is based on his or her target amount and paid as soon as administratively possible after the date of death (but in no event later than March 15th of the following year). These amounts would have been solely in lieu of, and not in addition to, the annual short-term incentives for 2016 actually paid to the named executives as reported in the 2016 Summary Compensation Table.

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(2)	Severance would have been paid as a lump sum cash payment as soon as practicable and in no event later than 60 days following the termination date.

(3)	The amounts in this column reflect a lump sum payment of $40,000 that can be used to pay for continued healthcare and life insurance coverage following a qualifying termination. None of the 2016 named executives are eligible for company-subsidized retiree medical benefits. The amounts do not include medical and life insurance benefits upon permanent disability or death to the extent that they are generally available to all salaried employees. All of the 2016 named executives are eligible participants under the AIG medical and life insurance plans.

(4)	The amount shown for all of the termination events is the increase, if any, above the accumulated value of pension benefits shown in the 2016 Pension Benefits table, calculated using the same assumptions. Where there is no increase in value, the amount shown in this column is zero.

In the event of termination as a result of death, the beneficiaries of the named executives or their estates would have received benefits under AIG’s pension plans. The death benefit payable to a vested participant’s designated beneficiary under the Qualified Retirement Plan and the Non-Qualified Retirement Plan generally equals the participant’s lump sum benefit or cash balance account pursuant to the plan provisions applicable to all salaried employees. The death benefits for the named executives are calculated using the actual dates of birth for these individuals’ spouses, and generally are less than the amounts shown in the 2016 Pension Benefits table on a present value basis. In the event of termination as a result of disability, the named executives would have received benefits under AIG’s pension plans. The amounts in this column for termination due to permanent disability represent the increase in the present value, if any, of the named executive’s accumulated pension benefits attributed to interest credits, which continue to accrue on existing cash balance accounts, and service credits, for purposes of vesting and early retirement eligibility subsidies, that would accrue during a period of disability pursuant to the plan provisions applicable to all salaried employees.

All termination benefits, except disability benefits, are assumed to commence at the earliest permissible retirement date. Disability benefits are assumed to commence at age 65.

For information on pension benefits generally, see “—Post-Employment Compensation—Pension Benefits.”

(5)	No options that become exercisable on retirement, death or permanent disability were in the money as of December 31, 2016.

(6)	The amounts in this column represent the total market value (based on the closing sale price on the NYSE of $65.31 on December 30, 2016) of shares of AIG Common Stock underlying unvested equity-based awards as of December 31, 2016.

For the 2013 LTI awards, the amounts in this column include the remaining two-thirds of the named executive’s actual earned PSUs for the 2013—2015 performance period (as determined by the Committee in the first quarter of 2016 and described under “—Compensation Discussion and Analysis—Earned 2013 Long-Term Incentive Awards”) in the case of a named executive’s involuntary termination without Cause, involuntary termination without Cause within 24 months following a Change in Control, retirement or disability, or if the named executive experienced a qualifying resignation.

For the 2014 LTI awards, the amounts in this column include the named executive’s actual earned PSUs for the 2014—2016 performance period (as determined by the Committee in the first quarter of 2017 and described under “—Compensation Discussion and Analysis—Adjudication of 2014 Long-Term Incentive Awards”) in the case of a named executive’s involuntary termination without Cause, involuntary termination without Cause within 24 months following a Change in Control, retirement or disability, or if the named executive experienced a qualifying resignation. In the case of death, the amounts reflect the target amount of PSUs under each named executive’s 2014 LTI award.

In addition, the amounts in this column include, for all of the named executives, the outstanding PSUs granted under the 2015 LTI and 2016 LTI awards assuming target performance, except that the amounts shown for a termination by executive with or without Good Reason for Messrs. Hancock, Hogan and Schimek include only 2015 LTI awards that are eligible for qualifying resignation treatment under the 2013 Long Term Incentive Plan. Qualifying resignation treatment is only available upon a voluntary termination after the first year of a performance period for participants who meet the age and years of service requirements. For the 2015 LTI and 2016 LTI awards, the actual number of PSUs (if any) vesting upon a qualifying termination by AIG without

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Cause, by executive with or without Good Reason, disability, retirement and, in certain circumstances, following a Change in Control, would be based on actual performance. 2015 LTI and 2016 LTI award amounts also include additional PSUs accrued in respect of dividend equivalent rights, which are subject to the same vesting and performance conditions as the related PSUs and are paid when such related earned shares (if any) are delivered.

(7)	Under the 2012 ESP, includes a termination by AIG without Cause or by the executive for Good Reason within 24 months following a Change in Control. Under the 2013 LTI, 2014 LTI, 2015 LTI and 2016 LTI awards, includes only termination by AIG without Cause within 24 months following a Change in Control, with the amount of PSUs vesting shown at the remaining two-thirds of the actual amounts earned for the 2013 LTI awards (as determined by the Committee in the first quarter of 2016 and described under “—Compensation Discussion and Analysis—Earned 2013 Long-Term Incentive Awards”), at the actual amounts earned for the 2014 LTI awards (as determined by the Committee in the first quarter of 2017 and described under “—Compensation Discussion and Analysis—Adjudication of 2014 Long-Term Incentive Awards”) and at target for the 2015 LTI and 2016 LTI awards. However, with respect to the 2015 LTI and 2016 LTI awards, for a Change in Control that occurs following a performance period, the actual PSUs vesting, if any, would be based on actual performance, and for a Change in Control that occurs during a performance period, the Committee may determine to use actual performance through the date of the Change in Control rather than target performance to determine the actual PSUs vesting, if any.

(8)	Amounts shown in this row represent the amounts the executive would be entitled to receive upon qualifying for benefits under AIG’s long-term disability plan.

Transition Arrangements for our Chief Executive Officer

As disclosed on AIG’s Current Report on Form 8-K dated March 17, 2017, upon the Committee’s recommendation, the Board approved a letter agreement between AIG and Mr. Hancock that provided that Mr. Hancock would continue to serve as President, Chief Executive Officer and director until a successor was appointed or, if earlier, December 31, 2017 (the Transition Period). During the Transition Period, Mr. Hancock was entitled to his normal 2017 compensation, including short-term and long-term incentive award opportunities. As disclosed on AIG’s Current Report on Form 8-K dated May 15, 2017, AIG appointed Mr. Duperreault as President and Chief Executive Officer and director. Upon his separation from AIG, effective May 14, 2017, Mr. Hancock became eligible to receive benefits consistent with a termination without Cause under the 2012 ESP, as generally reflected in the “Termination Payments and Benefits for the 2016 Named Executive Officers as of December 31, 2016” table above. Mr. Hancock’s severance payments and benefits are subject to his release of claims against AIG and restrictive covenants, as described above in “—Executive Severance Plan—Restrictive Covenants.” In consideration of his service during the Transition Period, Mr. Hancock also is eligible to receive a cash payment of $5,000,000 for service through the Transition Period.

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PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to the rules of the SEC, AIG must submit to shareholders at least once every three years a non-binding shareholder advisory vote to approve the compensation of AIG’s executives, as disclosed in the annual Proxy Statement. In 2013, our Board unanimously recommended, and our shareholders agreed, that the say-on-pay advisory vote occur annually as a corporate governance best practice.

Accordingly, this Proposal 2 gives holders of AIG Common Stock the opportunity to vote for or against the following resolution:

RESOLVED: that the holders of the Common Stock of American International Group, Inc. (the Company) approve the compensation of the Company’s named executives, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosure contained in the Proxy Statement.

Because this resolution relates to the information about executive compensation contained in this Proxy Statement, beginning with “Executive Compensation—Compensation Discussion and Analysis,” shareholders should review that information in considering their vote on the resolution.

Holders of AIG Common Stock are entitled to vote on this resolution. Adoption of the resolution requires a vote for the resolution by a majority of votes cast by the shareholders of AIG Common Stock, which votes cast are either “for” or “against” the resolution.

The results of the vote on this resolution will not be binding on AIG’s Board of Directors, will not overrule any decisions the Board has made and will not create any duty for the Board to take any action in response to the outcome of the vote. However, AIG’s Compensation and Management Resources Committee values the feedback received from this advisory vote and may, in its sole discretion, take into account the outcome of the vote in analyzing and evaluating future compensation opportunities. We will include an advisory vote on executive compensation on an annual basis at least until the next shareholder advisory vote on the frequency of such votes (no later than our 2019 Annual Meeting of Shareholders).

AIG STATEMENT IN SUPPORT

The Board and Compensation and Management Resources Committee support this resolution because they believe that our compensation program provides an appropriate balance of fixed and variable pay, drives achievement of AIG’s short- and long-term objectives and business strategies and aligns the economic interests of our executives with the long-term interests of AIG and our shareholders. At our 2016 Annual Meeting, approximately 97 percent of the votes cast by shareholders were in favor of the 2015 compensation of our named executives. Our 2016 program continues our emphasis on performance-based pay, long-term incentives and alignment with sound risk management. At least 75 percent of each named executive’s target total compensation is “at risk” and based on performance, and the majority of incentive pay opportunity is based on performance over a three-year period and directly linked to Company-wide performance.

Pay decisions for 2016 generally reflect AIG’s results across multiple quantitative goals—measuring business profitability, AIG profitability, expense management and risk-adjusted growth—and take into account certain other accomplishments that together drove our annual short-term incentive determination. These results, and our 2016 compensation program and pay decisions, are described in more detail under the heading “Executive Compensation—Compensation Discussion and Analysis.”

Recommendation

Your Board of Directors unanimously recommends a vote FOR this resolution.

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BACKGROUND TO PROPOSALS 3 AND 4

Key Elements of Our Proposals to Preserve Long-Term Benefits of AIG’s Tax Attributes

The following are key elements of our proposals to preserve long-term benefits of AIG’s tax attributes. Please read the full description of these proposals below, which include certain defined terms, before you vote.

• At December 31, 2016, AIG had a U.S. federal net operating loss carryforward of approximately $34.6 billion and $4.9 billion in foreign tax credits.

•  AIG’s ability to utilize these tax attributes to offset future taxable income may be significantly limited if AIG experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the Code).

•  The Protective Amendment to AIG’s Amended and Restated Certificate of Incorporation and the Tax Asset Protection Plan (the Plan) are designed to prevent and deter certain transfers of AIG securities that would result in an ownership change under the Code.

•  The Board is recommending that AIG’s shareholders approve the extension of the Protective Amendment for another three years from the date of the 2017 Annual Meeting and ratify Amendment No. 2 to the Plan, which the Board adopted to extend the expiration date of the Plan to December 14, 2019.

Summary

AIG has significant deferred tax assets, which AIG may be able to use to offset future taxable income. At December 31, 2016, AIG had a U.S. federal net operating loss carryforward of approximately $34.6 billion and $4.9 billion in foreign tax credits. The Tax Attributes are part of net deferred tax assets of AIG’s U.S. consolidated income tax group.

AIG’s ability to utilize such Tax Attributes to offset future taxable income may be significantly limited if AIG experiences an “ownership change” as defined in Section 382 of the Code. In general, an ownership change will occur when the percentage of AIG’s ownership (by value) by one or more “5-percent shareholders” (as defined in the Code) has increased by more than 50 percent over the lowest percentage owned by such shareholders at any time during the prior three years (calculated on a rolling basis). An entity that experiences an ownership change generally will be subject to an annual limitation on its pre-ownership change tax losses and credit carryforwards equal to the equity value of the corporation immediately before the ownership change, multiplied by the long-term, tax-exempt rate posted monthly by the Internal Revenue Service (IRS) (subject to certain adjustments). The annual limitation would be increased each year to the extent that there is an unused limitation in a prior year. The limitation on AIG’s ability to utilize its Tax Attributes arising from an ownership change under Section 382 would depend on the value of AIG’s equity at the time of any ownership change.

For the purpose of determining whether there has been an “ownership change,” the change in ownership as a result of purchases by “5-percent shareholders” will be aggregated with certain changes in ownership that occurred over the three-year period ending on the date of such purchases. If AIG were to experience an “ownership change,” it is possible that a significant portion of the Tax Attributes would expire before AIG would be able to use them to offset future taxable income.

In order to preserve the benefits of the Tax Attributes, AIG’s Board of Directors first proposed Article Thirteen to AIG’s Amended and Restated Certificate of Incorporation and adopted the Plan in 2011, which were approved and ratified, respectively, by AIG’s shareholders at that year’s Annual Meeting of Shareholders. In light of the continuing significance of the Tax Attributes, in 2014, the Board extended the term of the Plan for three years and recommended for shareholders to continue Article Thirteen for another three-year period. AIG’s shareholders once again ratified and approved the Board’s actions at the 2014 Annual Meeting of Shareholders. The Tax Attributes continue to have significant value to AIG, and after careful consideration, the Board of Directors once again believes the most effective way to continue to preserve the benefits of the Tax Attributes for long-term shareholder value is to (i) amend AIG’s Amended and Restated Certificate of Incorporation to adopt a successor to Article Thirteen thereto (such successor, the Protective Amendment) that contains substantially the same terms as the current Article Thirteen but expires on the third anniversary of the date of the 2017 Annual Meeting (current Article Thirteen expired by its terms at the close of business on May 12, 2017) and (ii) amend the Plan to extend the expiration date by approximately three years to December 14, 2019. The Protective Amendment, which is designed to prevent certain transfers of AIG securities that could result in an ownership change, is described below under Proposal 3, and its full terms can be found in the accompanying Appendix C, which also shows the changes compared to current Article Thirteen, with deletions indicated by strikeouts and additions indicated by double underlining.

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AIG’s Board of Directors adopted the Plan on March 9, 2011, pursuant to which AIG previously issued a dividend of one right per each outstanding share of AIG Common Stock payable to AIG’s shareholders of record as of the close of business on March 18, 2011 and to holders of AIG Common Stock issued after that date, with terms designed to deter transfers of AIG Common Stock that could result in an ownership change, and the Board adopted Amendment No. 1 to the Plan (Amendment No. 1) on January 8, 2014, which extended the expiration date of the Plan to January 8, 2017 and also made minor technical changes to the Plan. On December 14, 2016, the Board adopted Amendment No. 2 to the Plan (Amendment No. 2), which extends the expiration date of the Plan to December 14, 2019 (subject to other earlier termination events as described in the Plan identical to the events that were included in the Plan prior to Amendment No. 2). The Plan, as amended by Amendment No. 1 and Amendment No. 2, is described below under Proposal 4, and its full terms, and those of the Plan, can be found in the accompanying Appendices D, E and F. Unless the context otherwise requires, all references herein to the Plan refer to the Plan as amended by Amendment No. 1 and Amendment No. 2 thereto.

In accordance with the terms of the Plan, the Board of Directors is asking AIG’s shareholders to ratify Amendment No. 2 at the Annual Meeting. AIG’s By-laws and other governing documents and applicable law do not require shareholder ratification of Amendment No. 2. However, AIG considers this proposal for shareholders to ratify Amendment No. 2 to be an important opportunity for AIG’s shareholders to provide direct feedback on an important issue of corporate governance. If AIG’s shareholders do not ratify Amendment No. 2, the Board will consider whether or not to terminate the Plan. But, because the Board owes fiduciary duties to all shareholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of AIG and all of its shareholders to terminate the Plan, and may not rely solely on the shareholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Plan in place notwithstanding the failure of shareholders to ratify Amendment No. 2. Likewise, even if Amendment No. 2 is ratified by shareholders, the Board may at any time during the term of the Plan determine, in the exercise of its fiduciary duties, that the Plan should be terminated.

The Board of Directors urges shareholders to carefully read each proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the Plan” and the full terms of the Protective Amendment and the Plan.

It is important to note that neither measure offers a complete solution and an ownership change may occur even if the Protective Amendment is adopted and Amendment No. 2 is ratified. There are limitations on the enforceability of the Protective Amendment against shareholders who do not vote to adopt it that may allow an ownership change to occur, and the Plan may deter, but ultimately cannot block, transfers of AIG Common Stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, the Board of Directors believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of the Tax Attributes. Accordingly, the Board of Directors recommends that shareholders amend AIG’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment and ratify Amendment No. 2.

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PROPOSAL 3—APPROVAL OF AMENDMENT AND RESTATEMENT OF AIG’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

For the reasons discussed above under “Background to Proposals 3 and 4,” the Board of Directors recommends that shareholders amend AIG’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment. The Protective Amendment is a successor to, and is substantively the same as, current Article Thirteen of AIG’s Amended and Restated Certificate of Incorporation, except that the Protective Amendment would expire on the third anniversary of the date of the 2017 Annual Meeting. The current Article Thirteen expired at the close of business on May 12, 2017. Similar to the current Article Thirteen, the Protective Amendment is designed to prevent certain transfers of AIG securities that could result in an ownership change under Section 382 of the Code and, therefore, materially inhibit AIG’s ability to use its Tax Attributes to reduce future income taxes. The Board believes it is in AIG’s and AIG shareholders’ best interests to adopt the Protective Amendment to help avoid this result.

The purpose of the Protective Amendment is to protect the long-term value to AIG of its accumulated Tax Attributes by limiting direct or indirect transfers of AIG Common Stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99 percent or more of AIG stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while generally allowing purchasers to receive their money back from prohibited purchases. In order to continue to implement these transfer restrictions, the Protective Amendment must be adopted. The Board of Directors has adopted resolutions approving and declaring the advisability of amending AIG’s Amended and Restated Certificate of Incorporation as described below and as provided in the accompanying Appendix C, subject to shareholder adoption.

Description of Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the full text of the Protective Amendment, which can be found in the accompanying Appendix C, which also shows the changes compared to current Article Thirteen, with deletions indicated by strikeouts and additions indicated by double underlining. Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer of AIG Common Stock (such as transfers of AIG securities that result from the transfer of interests in other entities that own AIG Common Stock) if the effect would be to:

•

increase the Beneficial Ownership (as defined below) of any Person (as defined below) to 4.99 percent or more of AIG Common Stock then outstanding or certain other classes of stock then outstanding (a Five Percent Stockholder); or

•	increase the percentage of AIG stock Beneficially Owned by a Five Percent Stockholder.

“Person” means any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

A Person shall be deemed the “Beneficial Owner,” and to have “Beneficial Ownership” of, and to “Beneficially Own,” any securities (i) which such Person is considered to own under general federal income tax principles, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation § 1.382-3(a)(1).

Restricted transfers include sales to Persons whose resulting Beneficial Ownership of AIG Common Stock would equal or exceed the 4.99 percent threshold discussed above, or to Persons whose Beneficial Ownership of AIG Common Stock would by attribution cause another Person to equal or exceed such threshold. Complicated stock ownership rules prescribed by the Code (and Treasury regulations promulgated thereunder) will apply in determining whether a Person is a 4.99 percent shareholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group that does not result in such transferee being treated as a “5-percent shareholder” does not increase the percentage interests taken into account for purposes of determining an ownership change and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of AIG Common Stock owned by, any shareholder, AIG will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to AIG’s actual knowledge of the ownership of AIG Common Stock.

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The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of AIG securities, to provide all information reasonably requested regarding such person’s Beneficial Ownership of AIG securities.

These transfer restrictions may result in the delay or refusal of certain requested transfers of AIG Common Stock, or prohibit ownership (thus requiring dispositions) of AIG Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity that, directly or indirectly, owns AIG Common Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to AIG securities to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership. These restrictions also apply to the exercise of the warrants to purchase AIG Common Stock that were distributed to AIG shareholders on January 19, 2011.

Consequences of Prohibited Transfers. Under the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the direct owner of AIG securities would be deemed to have disposed of, and would be required to dispose of, the excess stock (as defined below), with such disposition being deemed to occur simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the securities owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such AIG Common Stock, or in the case of options, receiving AIG Common Stock in respect of their exercise. In this Proxy Statement, AIG Common Stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to an agent designated by the Board of Directors (the Agent) along with any dividends or other distributions paid with respect to such excess stock. The Agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by the Agent, after deduction of all costs incurred by the Agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or, in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the Agent, and will be required to remit all proceeds to the Agent (except to the extent AIG grants written permission to the purported transferee to retain an amount, not to exceed the amount such person otherwise would have been entitled to retain had the Agent sold such shares for an amount equal to the proceeds of such sale (taking into account the actual costs incurred by the Agent)).

With respect to any transfer that does not involve a transfer of AIG’s “securities” within the meaning of Delaware law but that would cause any shareholder of 4.99 percent or more of AIG Common Stock to violate the Protective Amendment, the following procedures will apply in lieu of those described above: In such case, such shareholder and/or any person whose ownership of AIG securities is attributed to such shareholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the Agent under the provisions summarized above, with the maximum amount payable to such shareholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the Agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. A transfer from one member of a “public group” to another member of the same public group that does not result in such transferee being treated as a “5-percent shareholder” does not increase the percentage interests taken into account for purposes of determining an ownership change and, therefore, such transfers are generally not restricted. In addition, the Board of Directors will have the discretion to approve a transfer of AIG securities that would otherwise violate the transfer restrictions if it determines that the transfer is in AIG’s best interests or if the Board receives a report, at the Board’s request, from AIG’s advisors that the proposed transfer does not create a significant risk of material adverse tax consequences to AIG. In connection with any request to waive the transfer restrictions, the Board of Directors may request relevant information from the requesting person. If the Board of Directors decides to grant a waiver, it may impose conditions on the acquirer or selling party.

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In the event of a change in law, the Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently less than 4.99 percent) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board of Directors receives a report, at the Board’s request, from AIG’s advisors that such action is reasonably necessary or advisable to preserve the Tax Attributes or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Shareholders will be notified of any such determination through the method of notice that the Board of Directors deems appropriate under the circumstances.

The Board of Directors may, to the extent permitted by law, establish, modify, amend or rescind by-laws, regulations and procedures for purposes of determining whether any transfer of AIG Common Stock would jeopardize AIG’s ability to preserve and use Tax Attributes.

Implementation and Expiration of the Protective Amendment

If AIG’s shareholders adopt the Protective Amendment, AIG intends to promptly file an Amended and Restated Certificate of Incorporation of AIG with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. AIG also intends to disclose such restrictions to persons holding AIG Common Stock in uncertificated form, disclose such restrictions to the public generally and include a legend reflecting the transfer restrictions included in the Protective Amendment on any certificates representing newly issued or transferred shares.

The Protective Amendment would expire on the earliest of (i) the close of business on the third anniversary of the 2017 Annual Meeting of Shareholders, (ii) the date on which the Board receives, at the Board’s request, a report from AIG’s advisors that the Protective Amendment is no longer necessary for the preservation of our Tax Attributes because of the amendment or repeal of Section 382 or any other change in law, (iii) the first day of a taxable year to which the Board of Directors receives a report, at the Board’s request, from AIG’s advisors that no Tax Attributes may be carried forward, or (iv) such date as the Board of Directors determines for the restrictions in the Protective Amendment to terminate.

In taking or omitting to take any action under the Protective Amendment, the Board of Directors will be fully protected in relying on the advice of tax advisors. Further, to the maximum extent permitted by law, no director will be liable for any breach of any duty to any shareholder for any action taken or omitted to be taken under the Protective Amendment.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, AIG cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board of Directors can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in AIG’s best interests.

•

A court could find that part or all of the Protective Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, AIG’s jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including Tax Attributes). Delaware law provides that transfer restrictions with respect to shares of AIG Common Stock issued prior to the effectiveness of the restrictions will be effective against (i) shareholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted in favor of this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). AIG intends to disclose such restrictions to persons holding AIG Common Stock in uncertificated form, and to cause any shares of AIG Common Stock issued in certificated form to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a shareholder is subject to the Protective Amendment, AIG intends to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. AIG may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a

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shareholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

•

Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among shareholders or other events could cause an ownership change under Section 382. Accordingly, AIG cannot assure that an ownership change will not occur even if the Protective Amendment is made effective. However, the Board of Directors has adopted, and is seeking shareholder ratification of, the extension of the Plan by Amendment No. 2, which is intended to act as a deterrent to any person acquiring 4.99 percent or more of AIG Common Stock and endangering AIG’s ability to use its Tax Attributes.

As a result of these and other factors, the Protective Amendment serves to reduce, but does not eliminate, the risk that AIG will undergo an ownership change.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•

The share ownership of each shareholder who owns less than 5 percent of AIG Common Stock by value is generally (but not always) aggregated and therefore such group of persons are generally treated as a “5-percent shareholder” that is a “public group” for purposes of Section 382. Thus, transactions within a “public group” among shareholders who are not “5-percent shareholders” are generally (but not always) excluded from the Section 382 calculation.

•

There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders”. Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities. Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised.

•

Acquisitions by a person that cause the person to become a “5-percent shareholder” may result in a 5 percent (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•

A buyback of AIG Common Stock by AIG may increase the ownership of any “5-percent shareholder” (including groups of shareholders who are not themselves 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a buyback of shares could cause a holder of less than 5 percent to become a “5-percent shareholder,” which may result in a 5 percent (or more) change in ownership.

Required Vote

Approval of an amendment to AIG’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment requires a “for” vote by a majority of the outstanding shares of AIG Common Stock. The Protective Amendment, if adopted, would become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which AIG expects to do as soon as practicable after the Protective Amendment is adopted.

Recommendation

Your Board of Directors unanimously recommends a vote FOR the proposal to adopt the Protective Amendment.

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PROPOSAL 4—RATIFICATION OF AMENDMENT NO. 2 TO THE TAX ASSET PROTECTION PLAN

The Plan

On March 9, 2011, the Board of Directors adopted the Plan, which was ratified by AIG’s shareholders at the 2011 Annual Meeting of Shareholders, and on January 8, 2014, the Board of Directors adopted Amendment No. 1 to the Plan, which was ratified by AIG’s shareholders at the 2014 Annual Meeting of Shareholders. On December 14, 2016, the Board of Directors adopted Amendment No. 2 to the Plan, which extends the expiration date of the Plan to December 14, 2019 (subject to other earlier termination events identical to the events that were included in the Plan prior to Amendment No. 2). Unless the context otherwise requires, references to the Plan in this “Proposal 4” refer to the Plan as amended by Amendment No. 1 and Amendment No. 2 thereto. Subject to certain limited exceptions, the Plan is designed to deter any person from buying AIG Common Stock (or any interest in AIG Common Stock) if the acquisition would result in a shareholder owning 4.99 percent or more of the then-outstanding AIG Common Stock.

The Plan is intended to protect shareholder value by attempting to preserve AIG’s ability to use its Tax Attributes to reduce its future income tax liability. Because of the limitations of the Protective Amendment in preventing transfers of AIG Common Stock that may result in an ownership change, as further described above under Proposal 3, the Board of Directors believes Amendment No. 2 is in AIG’s and its shareholders’ best interests.

The following description of the Plan is qualified in its entirety by reference to the full terms of the Plan, as amended by Amendment No. 1 and Amendment No. 2, which can be found in the accompanying Appendices D, E and F, respectively. Please read the Plan, Amendment No. 1 and Amendment No. 2 in their entirety, as the discussion below is only a summary.

Description of the Plan

The Plan is intended to act as a deterrent to any person or group acquiring 4.99 percent or more of the outstanding AIG Common Stock (an Acquiring Person) without the approval of the Board of Directors. Shareholders who owned 4.99 percent or more of AIG Common Stock as of the close of business on March 9, 2011 generally will not trigger the Plan so long as they do not acquire any additional shares of AIG Common Stock. The Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Plan with respect to which it receives, at its request, a report from AIG’s advisors to the effect that such exemption would not create a significant risk of material adverse tax consequences to AIG, or the Board otherwise determines such exemption is in the best interests of AIG.

The Rights. In connection with the initial adoption of the Plan, the Board of Directors previously issued a dividend of one right per each outstanding share of AIG Common Stock payable to AIG’s shareholders of record as of the close of business on March 18, 2011 and to holders of AIG Common Stock issued after that date. Subject to the terms, provisions and conditions of the Plan, if these rights become exercisable, each right would initially represent the right to purchase from AIG one ten-thousandth of a share of AIG Participating Preferred Stock, par value $5.00 per share (Participating Preferred Stock), for a purchase price of $185.00 per right (the Exercise Price). If issued, each one ten-thousandth of a share of Participating Preferred Stock would generally give a shareholder approximately the same dividend, voting and liquidation rights as does one share of AIG Common Stock. However, prior to exercise, a right does not give its holder any rights as a shareholder, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the next business day following the earlier of (i) a public announcement by AIG that a person or group has become an Acquiring Person (the date of such public announcement is referred to herein as the Stock Acquisition Date) and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group if upon consummation of the offer the person or group would Beneficially Own 4.99 percent or more of the outstanding AIG Common Stock. In this Proxy Statement, AIG refers to the date on which the rights become exercisable as the Separation Time.

Until the Separation Time, AIG Common Stock certificates (or the registration of uncertificated shares on AIG’s stock transfer books) will evidence the rights and may contain a notation to that effect. Any transfer of shares of AIG Common Stock prior to the Separation Time will constitute a transfer of the associated rights. After the Separation Time, the rights may be transferred other than in connection with the transfer of the underlying shares of AIG Common Stock.

If there is an Acquiring Person on the Separation Time or a person or group becomes an Acquiring Person after the Separation Time, each holder of a right, other than rights that are or were Beneficially Owned by an

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Acquiring Person (which will be void), will thereafter have the right to receive upon exercise of a right and payment of the Exercise Price that number of shares of AIG Common Stock (or, at AIG’s election, Participating Preferred Stock) having a market value of two times the exercise price of the right.

Exchange. At any time after the Stock Acquisition Date, provided the Acquiring Person does not hold 50 percent or more of the outstanding AIG Common Stock, the Board of Directors may exchange the rights, other than rights that are or were Beneficially Owned by an Acquiring Person, which will be void, in whole or in part, at an exchange ratio equal to one share of AIG Common Stock (or one ten-thousandth of a share of Participating Preferred Stock) per right.

Redemption. At any time until the Stock Acquisition Date, the Board of Directors may redeem all of the then-outstanding rights in whole, but not in part, at a price of $0.001 per right, subject to adjustment (the Redemption Price). Immediately upon action of the Board of Directors ordering redemption of the rights, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the Redemption Price.

Anti-Dilution Provisions. The Exercise Price and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of AIG Common Stock.

Amendments. Any of the provisions of the Plan may be amended by the Board of Directors at any time and in any manner.

Expiration. The rights issued pursuant to the Plan will expire on the earliest of (i) the close of business on December 14, 2019, provided that the Board of Directors may determine to extend the Plan prior to such date as long as the shareholders of AIG are asked to ratify such extension at the next succeeding annual meeting, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, and (iv) the time at which the Board of Directors receives, at the Board’s request, a report from AIG’s advisors that the Tax Attributes are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which AIG could use the Tax Attributes, or materially impair the amount of the Tax Attributes that could be used.

Required Vote. Ratification of Amendment No. 2 requires a “for” vote of a majority of the votes by the holders of AIG Common Stock, which votes are cast “for” or “against” the ratification. As described above, if the requisite vote is not received, the Board will determine what action to take in the best interests of AIG.

Recommendation

Your Board of Directors unanimously recommends a vote FOR the proposal to ratify Amendment No. 2.

CERTAIN CONSIDERATIONS RELATED TO THE PROTECTIVE AMENDMENT AND THE PLAN

The Board of Directors believes that attempting to protect AIG’s Tax Attributes as described above under “Background to Proposals 3 and 4” is in AIG’s and its shareholders’ best interests. However, AIG cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted and Amendment No. 2 is ratified. Please consider the items discussed below in voting on Proposals 3 and 4.

The IRS has not audited or otherwise validated the amount of Tax Attributes. The IRS could challenge the amount of Tax Attributes, which could limit AIG’s ability to use the Tax Attributes to reduce its future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, AIG cannot assure you that the IRS will not claim that AIG experienced an ownership change and attempt to reduce or eliminate the benefit of the Tax Attributes even if the Protective Amendment and the Plan are in place.

Continued Risk of Ownership Change

Although the Protective Amendment and the Plan are intended to reduce the likelihood of an ownership change, AIG cannot provide assurance that they would prevent all transfers of AIG Common Stock that could result in such an ownership change. In particular, absent a court determination, AIG cannot provide assurance that the Protective Amendment’s restrictions on acquisition of AIG Common Stock will be enforceable against all of our shareholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal 3.

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Anti-Takeover Effect

The reason the Board of Directors adopted the Protective Amendment and extended the Plan is to continue to preserve the long-term value of the Tax Attributes. The Protective Amendment, if adopted by shareholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate 4.99 percent or more of AIG Common Stock. Similarly, while the Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if adopted by our shareholders, and the Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of AIG’s securities.

Effect of the Protective Amendment if you vote for it and own less than 4.99 percent of AIG Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99 percent of AIG Common Stock, you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99 percent of AIG Common Stock. You could not, without Board approval, transfer your shares to a person who as a result of the transfer would become a holder of 4.99 percent or more or to a person who was already a holder of 4.99 percent or more.

Effect of the Protective Amendment if you vote against it

Delaware law provides that transfer restrictions of the Protective Amendment with respect to shares of AIG Common Stock issued prior to its effectiveness will be effective as to (i) shareholders with respect to shares that were voted in favor of adopting the Protective Amendment and (ii) purported transferees of such shares if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). AIG intends to disclose such restrictions to persons holding AIG Common Stock in uncertificated form, and to cause shares of AIG Common Stock to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a shareholder is subject to the Protective Amendment, AIG intends to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment unless the contrary is established. AIG may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a shareholder can establish that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

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REPORT OF AUDIT COMMITTEE AND RATIFICATION OF SELECTION OF ACCOUNTANTS

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation, presentation and integrity of AIG’s financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and expressing an opinion on the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

Committee Organization and Operation

The Audit Committee’s function is to assist the Board of Directors in its oversight of:

•	The integrity of AIG’s financial statements;

•	AIG’s internal control over financial reporting;

•	AIG’s compliance with legal and regulatory requirements;

•	The independent accountants’ qualifications, independence and performance; and

•	The performance of AIG’s internal audit function.

The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of AIG’s independent registered public accounting firm. The Audit Committee’s charter is available in the Corporate Governance section of AIG’s corporate website at www.aig.com.

The Audit Committee held eleven meetings during 2016. The Audit Committee Chair and members of the Audit Committee also held numerous additional meetings throughout 2016 with members of AIG corporate, business segment and internal audit management and with AIG’s independent registered public accounting firm (PricewaterhouseCoopers LLP) and AIG’s U.S. and international regulators. The Committee believes that these meetings were helpful in discharging its oversight responsibilities, including with respect to financial reporting and disclosure, risk management and internal controls.

Independence. The Board of Directors, on the recommendation of the Nominating and Corporate Governance Committee, has determined that all members of the Audit Committee are independent, as required by NYSE listing standards and SEC rules.

Expertise. The Board of Directors has also determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as defined by NYSE listing standards, and that the Chair and a majority are audit committee financial experts, as defined under SEC rules. Although designated as audit committee financial experts, no member of the Committee is an accountant for AIG or, under SEC rules, an “expert” for purposes of the liability provisions of the Securities Act or for any other purpose. The Audit Committee’s assistance in the Board of Directors’ oversight of AIG’s compliance with legal and regulatory requirements primarily focuses on the effect of such matters on AIG’s financial statements, financial reporting and internal control over financial reporting. In considering AIG’s compliance with legal and regulatory requirements, the Audit Committee also takes into account the oversight of legal and regulatory matters by the Regulatory, Compliance and Public Policy Committee.

Audited Financial Statements

In the performance of its oversight function, the Audit Committee has considered and discussed the 2016 audited financial statements with management and PricewaterhouseCoopers LLP, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, clarity of the disclosures and the condition of internal control over financial reporting. The Audit Committee has reviewed with the Chief Auditor (Head of Internal Audit) and the PricewaterhouseCoopers LLP engagement team the scope and plans for their respective audits and has met with each of the Chief Auditor and senior engagement partners of PricewaterhouseCoopers LLP, with and without management present, to discuss audit results, their

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evaluations of AIG’s internal controls and the overall quality of AIG’s financial reporting. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees.” Finally, the Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the PCAOB’s rules regarding Communication with Audit Committees Concerning Independence and has discussed with PricewaterhouseCoopers LLP its independence.

Conclusion

Based upon the reports and discussion described in this report, the Audit Committee, in accordance with its responsibilities, recommended to the Board of Directors, and the Board approved, inclusion of the audited financial statements for the year ended December 31, 2016 in AIG’s 2016 Annual Report on Form 10-K.

AIG continues to undertake various technology initiatives intended to enhance internal controls, facilitate the preparation of financial and regulatory information and help ensure the accuracy of data. AIG management and the Audit Committee recognize the continued importance of implementing these technology initiatives.

Audit Committee
American International Group, Inc.

William G. Jurgensen, Chair John H. Fitzpatrick Linda A. Mills
Ronald A. Rittenmeyer Theresa M. Stone

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PROPOSAL 5—RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP

The Audit Committee and the Board of Directors have approved the engagement of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Ratification of the selection of accountants requires approval by a majority of the votes cast by the shareholders of AIG Common Stock, which votes are cast “for” or “against” the ratification. Neither AIG’s Amended and Restated Certificate of Incorporation nor AIG’s By-laws require that the shareholders ratify the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm. AIG’s Board is requesting shareholder ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of AIG and its shareholders.

The Audit Committee evaluates the qualifications, performance, and independence of the independent auditor, including the lead partner, on an annual basis (in each case, in light of SEC and NYSE independence and other applicable standards then in effect). The Audit Committee ensures the regular rotation of the lead audit partner as required by law and is involved in the selection of the lead audit partner. In addition, the Audit Committee receives periodic reports on the hiring of PricewaterhouseCoopers LLP partners and other professionals to help ensure PricewaterhouseCoopers LLP satisfies applicable independence rules.

PricewaterhouseCoopers LLP has served as AIG’s independent registered accounting firm since 1980 and reports directly to the Audit Committee. In selecting PricewaterhouseCoopers LLP as AIG’s independent registered accounting firm for 2017, the Audit Committee considered a number of factors, including:

•	the quality of its ongoing discussions with PricewaterhouseCoopers LLP including the resolution of accounting and financial reporting matters with the national office;

•	the professional qualifications of PricewaterhouseCoopers LLP, the lead audit partner and other key engagement partners;

•	PricewaterhouseCoopers LLP’s depth of understanding of AIG’s global businesses, accounting policies and practices and internal control over financial reporting;

•

PricewaterhouseCoopers LLP’s expertise and capabilities in handling the breadth and complexity of AIG’s businesses and global footprint including approximately 420 audit, statutory, and other audit-related reports;

•	PricewaterhouseCoopers LLP’s independence program and its processes for maintaining its independence;

•

the appropriateness of PricewaterhouseCoopers LLP’s fees for audit and non-audit services (on both an absolute basis and as compared to fees charged to AIG peer companies of comparable size and complexity by PricewaterhouseCoopers LLP and its peer firms);

•	consideration of PricewaterhouseCoopers LLP’s known legal risks and significant proceedings that may impair their ability to perform AIG’s annual audit, if any;

•

the most recent PCAOB inspection report on PricewaterhouseCoopers LLP and the results of the most recent American Institute of Certified Public Accountants peer review and self-review examinations; and

•	the results of management’s and the Audit Committee’s annual evaluations of the qualifications, performance and independence of PricewaterhouseCoopers LLP.

In addition, the Audit Committee periodically considers the appropriateness of a rotation of the independent registered accounting firm. At this time, the Audit Committee and the Board of Directors believe that the continued retention of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm is in the best interests of AIG and its shareholders.

Under AIG’s policy for pre-approval of audit and permitted non-audit services by PricewaterhouseCoopers LLP, the Audit Committee approves categories of services and fee caps for each category. The pre-approved services include: audit services, such as financial statement audits and regulatory filings; audit-related services, such as audit and pre- and post-implementation reviews of systems, processes and controls, regulatory and

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compliance attestations, employee benefit plan audits, due diligence related to acquisitions and divestitures and financial reporting accounting consultations; tax services, such as tax return preparation, transaction-based tax reviews, review of tax accounting matters and other tax planning; and other permitted non-audit services, such as regulatory compliance reviews, information technology reviews, information resources, risk management services, business function reviews and other compliance reviews. The Committee evaluates all services, including those engagements related to tax and internal control over financial reporting, considering the nature of such services in light of auditor independence, in accordance with the rules of the PCAOB. No expenditure may exceed the dollar caps without the separate specific approval of the Audit Committee.

Recommendation

Your Board of Directors unanimously recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

The table below shows the fees paid by AIG to PricewaterhouseCoopers LLP in 2016 and 2015.

	2016 (in millions)	2015 (in millions)
Fees paid by AIG:
Audit fees(a)	$65.6	$67.5
Audit-related fees(b)	$17.8	$18.9
Tax fees(c)	$4.5	$6.1
All other fees(d)	$2.6	$2.0

(a)	Audit fees include fees for the audit of AIG’s consolidated financial statements, as well as subsidiary and statutory audits directly related to the performance of the AIG consolidated audit. Audit fees include out-of-pocket expenses of $3.4 million in 2016 and $3.5 million in 2015.

(b)	Audit-related fees include fees for assurance and related services that are traditionally performed by independent accountants, including: audit and pre- and post-implementation reviews of systems, processes and controls; regulatory and compliance attestations; employee benefit plan audits; due diligence related to acquisitions and divestitures; statutory audits not directly related to the performance of the AIG consolidated audit and financial accounting and reporting consultations.

(c)	Tax fees are fees for tax return preparation, transaction-based tax reviews, review of tax accounting matters, and other tax planning and consultations.

(d)	All other fees include fees related to regulatory compliance reviews, information technology reviews, information resources, risk management services, business function reviews and other compliance reviews.

The services provided by PricewaterhouseCoopers LLP and the fees paid by AIG were authorized and approved by the Audit Committee in compliance with the pre-approval policy and procedures described above. The Audit Committee considers the non-audit services rendered by PricewaterhouseCoopers LLP during the most recently completed fiscal year in its annual independence evaluation.

PricewaterhouseCoopers LLP also provides audit services to certain unconsolidated private equity and real estate funds managed and advised by AIG subsidiaries. Fees related to these audits were $4.4 million in both 2016 and 2015 and are not reflected in the fees in the table above.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about shares of AIG Common Stock that may be issued under compensation plans as of December 31, 2016.

Equity Compensation Plan Information

Plan Category	Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Third Column)
Equity compensation plans approved by security holders	Amended and Restated 2002 Stock Incentive Plan	12	(3)	$—		0	(4)

	Director Stock Plan	90	(5)	$—		0	(4)

	2007 Stock Incentive Plan	72,864	(6)	$586.43	(7)	0	(4)

	2010 Stock Incentive Plan	7,103,466	(8)	$—		0	(4)

	2013 Omnibus Incentive Plan	17,850,725	(9)	$—		43,510,168	(10)

Total		25,027,157		$586.43	(7)	43,510,168

(1)	Shares underlying RSUs and PSUs are deliverable without the payment of any consideration, and therefore these awards have not been taken into account in calculating the weighted-average exercise price.

(2)	At December 31, 2016, AIG was also obligated to issue 42,130 shares in connection with previous exercises of options with delivery deferred.

(3)	Represents shares reserved for issuance in connection with time-vested RSUs.

(4)	No future awards will be made under these plans.

(5)	Represents shares granted to non-management directors with delivery deferred.

(6)	Represents shares reserved for issuance in connection with DSUs and options.

(7)	Represents the weighted average exercise price of outstanding options.

(8)	Represents shares reserved for issuance in connection with PSUs (at actual amounts earned) for 2013 LTI awards and time-vested DSUs, all of which are payable in cash or shares.

(9)	Represents shares reserved for issuance in connection with time-vested DSUs and in connection with PSUs (at actual amounts earned) for 2014 LTI awards and (at target level of performance) for 2015 LTI and 2016 LTI awards (including related dividend equivalents).

(10)	Represents shares reserved for future issuance under the 2013 Omnibus Incentive Plan (which replaced the 2010 Stock Incentive Plan for awards granted on or after May 15, 2013). The number of shares available for issuance under the 2013 Omnibus Incentive Plan will increase if and to the extent that outstanding awards under the 2010 Stock Incentive Plan are forfeited, expire, terminate or otherwise lapse or are settled in cash in whole or in part, as provided by the 2013 Omnibus Incentive Plan and may increase or decrease depending on actual performance and the number of PSUs earned under the outstanding 2015 LTI and 2016 LTI awards.

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OTHER MATTERS

OTHER MATTERS TO BE PRESENTED AT THE 2017 ANNUAL MEETING OF SHAREHOLDERS

Your Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

All suggestions from shareholders are given careful attention. Proposals intended for inclusion in next year’s Proxy Statement pursuant to Exchange Act Rule 14a-8 should be sent to the Secretary of AIG at 175 Water Street, New York, New York 10038 and must be received by January 19, 2018. If AIG changes this deadline, it will disclose that fact and the new deadline in a Quarterly Report on Form 10-Q or a Current Report on Form 8-K.

AIG’s By-laws permit a shareholder, or a group of up to 20 shareholders, owning three percent or more of our outstanding shares of AIG Common Stock continuously for at least three years to nominate and include in AIG’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20 percent of the Board of Directors, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in AIG’s By-laws. Notice of director nominees submitted pursuant to these proxy access By-law provisions must be delivered or, if sent by mail, received by the Secretary of AIG at 175 Water Street, New York, New York 10038 and must be received no earlier than December 20, 2017 and no later than January 19, 2018, unless the 2018 Annual Meeting of Shareholders is not scheduled to be held on a date between May 29, 2018 and July 28, 2018, in which case notice must be received by the later of 120 days prior to the date on which such meeting is scheduled or 10 days after the date on which such meeting date is first publicly announced. The notice of director nominees must include all of the information required by AIG’s By-laws.

Under AIG’s By-laws, notice of any other shareholder proposal or the nomination of a candidate for election as a director to be made at the 2018 Annual Meeting of Shareholders and not submitted for inclusion in next year’s Proxy Statement (either pursuant to Exchange Act Rule 14a-8 or the proxy access provisions of AIG’s By-laws) must be delivered to the Secretary of AIG at 175 Water Street, New York, New York 10038 not less than 90 nor more than 120 days prior to June 28, 2018, unless the 2018 Annual Meeting of Shareholders is not scheduled to be held on a date between May 29, 2018 and July 28, 2018, in which case notice must be received by the later of 90 days prior to the date on which such meeting is scheduled or 10 days after the date on which such meeting date is first publicly announced. The notice must include all of the information required by AIG’s By-laws. A copy of AIG’s current By-laws is available in the Corporate Governance section of AIG’s website at www.aig.com.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with one or more directors by:

•	writing to them c/o Vice President—Corporate Governance, American International Group, Inc., 175 Water Street, New York, New York 10038; or

•	emailing boardofdirectors@aig.com

ELECTRONIC DELIVERY OF PROXY MATERIALS

In an effort to reduce paper mailed to your home and help lower printing and postage costs, we are offering shareholders the convenience of viewing online proxy statements, annual reports and related materials. With your consent, we can stop sending future paper copies of these documents. To elect this convenience, shareholders may follow the instructions when voting online at www.proxyvote.com. Following the 2017 Annual Meeting of Shareholders, you may continue to register for electronic delivery of future documents by visiting http://enroll.icsdelivery.com/aig. If you own shares indirectly through a broker, bank, or other nominee, please contact your financial institution for additional information regarding enrolling for electronic delivery.

We are pleased to be using the SEC’s rule that allows companies to furnish proxy materials to their shareholders over the internet. In accordance with this rule, on or about May 19, 2017, we sent shareholders of record at the close of business on May 8, 2017, a Notice Regarding the Availability of Proxy Materials or a full set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and 2016 Annual Report via the internet and how to vote.

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Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Shareholders to be held on June 28, 2017. Our 2017 Proxy Statement and 2016 Annual Report are available free of charge on our website at www.aig.com.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The SEC’s rules permit us to deliver a single notice or set of Annual Meeting materials to a single address shared by two or more of our shareholders. We have delivered only one notice or set of Annual Meeting materials to multiple shareholders who share that address unless AIG received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any shareholder residing at such address wishes to receive a separate copy of this Notice of Annual Meeting of Shareholders, Proxy Materials, Proxy Statement or 2016 Annual Report, he or she may contact the AIG Director of Investor Relations at 175 Water Street, New York, New York 10038, 212-770-6293, and AIG will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact the AIG Director of Investor Relations if he or she would like to receive separate proxy materials and annual reports in the future. If a shareholder receives multiple copies of AIG’s proxy materials and annual reports, he or she may request householding in the future by contacting the AIG Director of Investor Relations.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by AIG under the Securities Act or the Exchange Act, the Letter to Shareholders by Mr. Steenland and the sections of this Proxy Statement entitled “Report of the Compensation and Management Resources Committee,” “Report of the Audit Committee” (to the extent permitted by the SEC rules), “Report of the Nominating and Corporate Governance Committee” and Appendix A to the Proxy Statement, shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

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APPENDIX A

AMERICAN INTERNATIONAL GROUP, INC.

CORPORATE GOVERNANCE GUIDELINES

(Effective March 9, 2016)

I. INTRODUCTION

The Board of Directors (the “Board”) of American International Group, Inc. (“AIG”), acting on the recommendation of its Nominating and Corporate Governance Committee, has developed this set of Corporate Governance Guidelines to promote the effective functioning of the Board and its committees, to promote the interests of shareholders and to set forth a common set of expectations as to how the Board, its various committees, individual directors, and management should perform their functions.

II. ROLES OF BOARD AND MANAGEMENT

The business of AIG is conducted by management under the oversight of the Board. The roles of the Board and management are related, but distinct. AIG’s business strategy is developed and implemented under the leadership and direction of the Chief Executive Officer by its officers and other employees. The members of the Board serve as the elected representatives of the current and future shareholders, act as advisers and counselors to the Chief Executive Officer and senior management and oversee management’s performance on behalf of the shareholders. In performing its general oversight function, the Board reviews and assesses AIG’s strategic and business planning as well as management’s approach to addressing significant risks and challenges facing AIG. As part of this function, the Board reviews and discusses reports regularly submitted to the Board by management with respect to AIG’s performance, as well as significant events, issues and risks that may affect AIG’s business or financial performance. In performing its oversight function, the Board and its members will maintain frequent, active and open communication and discussions with the Chief Executive Officer and the management of AIG.

III. BOARD COMPOSITION

The size and composition of the Board is to be determined from time to time by the Board itself in an effort to balance the following goals:

•

The size of the Board should facilitate substantive discussions by the whole Board in which each director can participate meaningfully. Given the size and complexity of the businesses in which AIG is engaged, as well as the value of diversity of experience and views among Board members, the Board currently believes that it will be desirable over time to have a Board of between 8 and 14 members (allowing that a larger or smaller number may be necessary or advisable in periods of transition or other particular circumstances).

•

In order to provide oversight to management, given AIG’s complex businesses, the composition of the Board should encompass a broad range of skills, expertise, insurance, financial services and other industry knowledge and diversity of opinion.

•

At least two-thirds of the Board will consist of directors who are, under the New York Stock Exchange, Inc. (“NYSE”) listing standards, “independent” in the business judgment of the Board (“Independent Directors”).

IV. THE CHAIRMAN OF THE BOARD

A.	Selection of the Chairman. The Board will select its Chairman in the manner it considers to be in the best interests of AIG at any given point in time. At the current time, the policy of the Board, reflected in the by-laws, is that (1) the role of Chairman should be separate from that of the Chief Executive Officer and (2) the Chairman should be selected from the Independent Directors.

The selection of the Chairman will be reviewed annually. In connection with this review, the Nominating and Corporate Governance Committee will conduct an independent evaluation of the Chairman. Under normal circumstances, the same individual should not serve as non-executive Chairman for more than five years.

B.	Duties of the Chairman. The Chairman will have the duties assigned by the Board. It is the Board’s current policy that the Chairman’s duties include:

•	Preparing agendas for meetings of the Independent Directors;

•	Chairing meetings of the Board as well as executive sessions of the Independent Directors;

•	Overseeing the preparation of agendas for meetings of the Board in consultation with the Chief Executive Officer;

•

Leading the Board in the process of periodic reviews of the performance of the Chief Executive Officer, as well as in discussions regarding the Chief Executive Officer’s reports on senior management performance and management succession issues and plans;

•	Discussing with the Chief Executive Officer the implementation of AIG’s strategic initiatives and plans;

•	Overseeing the process of informing the Board through timely distribution of information and reports;

•	Overseeing the processes of annual Board and Committee self-evaluations; and

•

Serving as an ex-officio, non-voting member of each standing committee of the Board of which he is not a member. The Chairman’s participation as an ex-officio member at any meeting will not affect the presence or absence of a committee’s quorum. In acknowledgment of the numerous committee meetings, the Chairman will decide, in his sole discretion, which committee meetings he will attend in an ex-officio capacity.

•	Liaising with investors as described in Section XI(F) below.

V. SELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee is responsible for recommending a slate of directors to the Board for election at the annual meeting of shareholders, for recommending candidates to fill vacancies occurring between annual meetings, for reviewing and making recommendations to the Board on the election of any director nominees nominated pursuant to AIG’s proxy access by-law and for periodically recommending candidates for election to the Board.

A.	Nominations. The Board, based on the recommendations of the Nominating and Corporate Governance Committee, will select nominees for the position of director considering the following criteria:

•	High personal and professional ethics, values and integrity;

•	Ability to work together as part of an effective, collegial group;

•	Commitment to representing the long-term interests of AIG;

•	Skill, expertise, diversity, background, and experience with businesses and other organizations that the Board deems relevant;

•

The interplay of the individual’s experience with the experience of other Board members; the contribution represented by the individual’s skills and experience to ensuring that the Board has the necessary tools to perform its oversight function effectively; and the extent to which the individual would otherwise be a desirable addition to the Board and any committees of the Board; and

•	Ability and willingness to commit adequate time to AIG over an extended period of time.

B.	Evaluation of Nominees. The Nominating and Corporate Governance Committee will discuss and evaluate possible candidates in detail prior to recommending them to the Board. The Nominating and Corporate Governance Committee will also be responsible for initially assessing whether a candidate would be an Independent Director. The Board, taking into consideration the assessment of the Nominating and Corporate Governance Committee, will determine whether a nominee or appointee would be an Independent Director. The Board has adopted Director Independence Guidelines to assist in this process. A copy of those Guidelines is attached as Annex A to these Corporate Governance Guidelines.

C.	Shareholder Nominations. The Nominating and Corporate Governance Committee will give appropriate consideration to candidates for Board membership proposed by shareholders, including pursuant to AIG’s proxy access by-law, and will evaluate such candidates in the same manner as other candidates identified by or submitted to the Nominating and Corporate Governance Committee.

Shareholders may propose nominees for consideration by the Nominating and Corporate Governance Committee by complying with the procedures and requirements in AIG’s proxy access by-law or by submitting names and supporting information to: Chairman, Nominating and Corporate Governance Committee, c/o Vice President–Corporate Governance, American International Group, Inc., 175 Water Street, New York, NY 10038. All shareholder recommendations as to possible Board members must comply with the information and timing requirements set forth in AIG’s by-laws.

D.	Orientation and Continuing Education. Management, working with the Board, will provide an orientation process for new directors, including background material on AIG, its business plan and its risk profile, and meetings with senior management. Management will also provide a continuing education program for directors regarding matters relevant to AIG, its business plan and risk profile, as well as other appropriate subjects.

VI. ELECTION, TERM AND RETIREMENT OF THE DIRECTORS

A.	Election and Term. A director holds office until the annual meeting of shareholders next succeeding his or her election and until a successor is elected and qualified or until his or her earlier resignation or removal. In light of the complexities of AIG’s businesses and the time it takes for a director to become familiar with them, the Board does not believe that term limits are appropriate.

B.	Voting for Directors. The Board shall nominate for election as directors only incumbent candidates who have tendered, prior to the mailing of the proxy statement for the annual meeting at which they are to be re-elected as directors, irrevocable resignations authorized by Section 141(b) of the Delaware General Corporation Law that will be effective upon (i) the failure to receive the required vote at any annual meeting at which they are nominated for re-election[1] and (ii) Board acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, at or prior to the time of their appointment to the Board, the same form of resignation tendered by other directors in accordance herewith. The Nominating and Corporate Governance Committee shall consider such irrevocable resignation and shall recommend to the Board the action to be taken. Any director whose resignation is under consideration shall not participate in the Nominating and Corporate Governance Committee recommendation regarding whether to accept the resignation. The Board shall accept such resignation unless it determines that the best interests of the Corporation and its shareholders would not be served by doing so. The Board shall take action within 90 days following certification of the vote, unless such action would cause AIG to fail to comply with any requirement of the New York Stock Exchange or any rule or regulation promulgated under the Securities Exchange Act of 1934, in which event AIG shall take action as promptly as is practicable while continuing to meet such requirements. The Board will promptly disclose its decision and the reasons therefor in a periodic or current report filed with the Securities and Exchange Commission.

C.	Director Retirement. No individual shall stand for election as a director after reaching the age of 75. The Board, however, upon the recommendation of the Nominating and Corporate Governance Committee, may waive this limitation for any director for a period of one year, if it is deemed to be in the best interests of AIG.

D.	Former CEOs. No individual who has served but is not currently serving as Chief Executive Officer of AIG shall serve as a director.

E.	Change in Status. If (other than as a result of retirement) a director’s principal occupation changes from that at the time such director was last nominated for election, then such director shall inform the Chairman of the Nominating and Corporate Governance Committee of the change and shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action to be taken with respect to such resignation.

[1]	The AIG by-laws provide that each director shall be elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) at any meeting for the election of directors at which a quorum is present, provided that the directors shall be elected by a plurality of the votes cast (instead of by votes “for” or “against” a nominee) at any meeting involving a contested election for one or more directors (meaning more directors have been nominated for election than directorship positions available).

F.	Board Vacancies. In the event that a vacancy on the Board is created for any reason, and it is determined by the Nominating and Corporate Governance Committee that the vacancy is to be filled, the Nominating and Corporate Governance Committee will consider the views of interested shareholders, as it is deemed appropriate.

VII. BOARD MEETINGS

The Board currently plans to hold at least six regular meetings each year, with further meetings to occur when called by the Chairman or the Chief Executive Officer or if requested by two directors as provided in the by-laws.

The Chairman will oversee the preparation of the agendas for meetings of the Board in consultation with the Chief Executive Officer. Any director may suggest the inclusion of additional subjects on the agenda. The agenda for each committee meeting will be established by the respective committee chairman. Management will endeavor to provide all directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions, the operations of the business and, in certain cases, it may not be desirable to circulate materials in advance of the meeting. Materials presented to the Board or its committees should be as concise as practicable but consistent with the need to provide the information needed for the directors to make an informed judgment and engage in informed discussion. As provided in the by-laws, the Board or any committee thereof may also take action by unanimous written consent.

VIII. EXECUTIVE SESSIONS

To ensure free and open discussion and communication among the Independent Directors of the Board, the Independent Directors will meet in executive sessions, with no members of management present, in conjunction with each regular (non-telephonic) meeting of the Board. The Chairman will preside at the executive sessions unless the Chairman is unable to attend, in which case the Independent Directors will designate one of the other Independent Directors to preside. In addition, unless the Chairman decides it to be unnecessary, the Chief Executive Officer will join a portion of each executive session to give the Independent Directors an opportunity to consult with the Chief Executive Officer.

IX. THE COMMITTEES OF THE BOARD

A.	Committees. The Board will have at least the following standing committees: Audit Committee; Compensation and Management Resources Committee; Regulatory, Compliance and Public Policy Committee; Risk and Capital Committee; Nominating and Corporate Governance Committee; and Technology Committee. The Audit Committee, the Compensation and Management Resources Committee, and the Nominating and Corporate Governance Committee must each have a written charter satisfying the rules of the NYSE. The Audit Committee and the Compensation and Management Resources Committee must also satisfy the requirements of Securities and Exchange Commission (“SEC”) Rule 10A-3 and SEC Rule 10C-1, respectively. Each committee chairman will give a report to the Board periodically on his or her committee’s activities.

B.	Composition of the Committees. The Audit Committee, the Compensation and Management Resources Committee, and the Nominating and Corporate Governance Committee will each be composed of at least three directors all of whom are Independent Directors. Each other standing committee will have a majority of members who are Independent Directors. In the case of the Audit Committee, the Committee Chairman and a majority of the members also will be “Audit Committee Financial Experts” as defined in the rules and regulations of the SEC, and all members will be “financially literate” as determined by the Board (based upon a determination and recommendation by the Nominating and Corporate Governance Committee) in accordance with NYSE listing standards. Any additional qualifications required for the members of each committee will be set out in the respective committee’s charter. A director may serve on more than one committee for which he or she qualifies.

Membership of committees will be reviewed by the Nominating and Corporate Governance Committee, which will make recommendations to the Board regarding composition of each of the committees of the Board at least annually. In that regard, the Board believes that rotation of members and chairmen of its committees is desirable. The Board does not believe, however, that fixed time periods for rotation are desirable. As a general rule, the Board believes that a director should serve as chairman of the same committee for not less than three consecutive years and for not more than five years.

X. BOARD RESPONSIBILITIES

A.	Overall Business Strategy. The Board will periodically review and approve AIG’s overall strategic and business plans.

B.	Chief Executive Officer. The Board will be responsible for the selection and evaluation of the Chief Executive Officer.

C.	Management Succession. The Chief Executive Officer shall present, at least annually, to the Compensation and Management Resources Committee a management succession plan, to ensure that future selections are appropriately considered. The principal components of this plan are:

•	A proposed plan for Chief Executive Officer succession, both in an emergency situation and in the ordinary course of business; and

•	The Chief Executive Officer’s plan for management succession for the other policy-making officers of AIG.

The Compensation and Management Resources Committee shall provide a report to the Board on the management succession plan. The Board shall review and consider the plan and any recommendations of the Compensation and Management Resources Committee.

D.	Evaluating and Approving Compensation for the Chief Executive Officer. The Board, acting through the Compensation and Management Resources Committee, evaluates the performance of the Chief Executive Officer against AIG’s goals and objectives and determines the compensation of the Chief Executive Officer. The determination of the Compensation and Management Resources Committee with respect to the Chief Executive Officer’s compensation shall be subject to the approval or ratification of the Board as provided in the by-laws.

E.	Executive Compensation. The Compensation and Management Resources Committee makes recommendations to the Board with respect to (1) AIG’s general compensation philosophy, (2) the compensation programs applicable to senior executives of AIG and (3) the development and implementation of other AIG compensation programs.

The Board and the Compensation and Management Resources Committee are committed to the full, fair and transparent disclosure of executive compensation. This commitment will be considered in connection with AIG’s public disclosures regarding executive compensation.

F.	Board Compensation. The Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding the form and amount of the compensation of members of the Board. The Board will set the form and amount of director compensation, taking into account the recommendations of the Nominating and Corporate Governance Committee. Only non-management directors will receive compensation for services as a director.

G.	Reviewing and Approving Significant Transactions. Board approval of a particular transaction may be appropriate because of several factors, including:

•	legal or regulatory requirements;

•	the materiality of the transaction to AIG’s financial performance, risk profile or business;

•	the terms of the transaction; or

•	other factors, such as entry into a new business or a significant variation from AIG’s strategic plan.

The Board, in conjunction with management of AIG, has developed and will review and update from time to time standards to be utilized by management in determining the types of transactions that should be submitted to the Board for review and approval or notification.

H.	Risk Management. The Board, the Risk and Capital Committee and the Audit Committee receive reports on AIG’s significant risk exposures and how these exposures are managed. AIG’s Chief Risk Officer provides reports to the Compensation and Management Resources Committee with respect to the risks posed to AIG by its employee compensation plans.

XI. EXPECTATIONS OF DIRECTORS

The business and affairs of AIG are to be managed by or under the direction of the Board in accordance with the laws of the State of Delaware. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of AIG. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

A.	Commitment and Attendance. All directors should make every effort to attend every meeting of the Board and every meeting of committees of which they are members. In-person attendance by directors is expected at every regularly scheduled meeting of the Board and every regularly scheduled meeting of committees of which they are a member, unless such meeting has been specifically designated as a telephonic meeting. In all cases, attendance (including telephonic attendance) is limited to the director and others invited by, or attending with the written consent of, the Board or applicable Committee. Directors are expected to attend the annual meeting of shareholders. A director may attend meetings (without having a vote or affecting the presence or absence of a quorum) of any committee of which the director is not a member, with the consent of the committee chairman. The Chairman may attend any meetings of committees of which he is an ex-officio member in his sole discretion.

Any director who, for two consecutive calendar years, attended fewer than 75% of the regular meetings of the Board and the meetings of all committees of which such director is a voting member will not be nominated for reelection at the annual meeting in the next succeeding calendar year, absent special circumstances that may be taken into account by the Nominating and Corporate Governance Committee in making its recommendations to the Board.

B.	Participation in Meetings. Each director should be sufficiently familiar with the business of AIG, including its financial statements and capital structure, and the risks and the competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a director may have about any aspect of AIG’s business.

C.	Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to AIG. This duty of loyalty mandates that directors act in the best interests of AIG and not act for personal benefit at the expense of AIG.

AIG has adopted a Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics. Directors should be familiar with the Code’s provisions and should consult with AIG’s Vice President–Corporate Governance in the event of any issues that arise with respect to the matters set forth in the Code.

D.	Other Directorships. AIG values the experience directors bring from other boards on which they serve, but recognizes that those boards also present significant demands on a director’s time and availability and may present conflicts and legal issues. Directors will advise the Chairman of the Nominating and Corporate Governance Committee and the Chief Executive Officer before accepting membership on any other board of directors or other significant commitments involving affiliation with other businesses or governmental units.

It is AIG’s policy that the Chief Executive Officer should not serve on the board of directors of more than one public company (other than AIG or a company in which AIG has a significant equity interest). In addition, the Board generally considers it desirable for other directors not to serve on the boards of directors of more than four public companies (other than AIG or a company in which AIG has a significant equity interest) that require substantial time commitments, absent special circumstances.

It is the responsibility of the Nominating and Corporate Governance Committee to review each director’s, and each potential director’s, overall commitments to help ensure that all directors have sufficient time to fulfill their responsibilities as directors. In considering its nominations of candidates for election to the Board, the Nominating and Corporate Governance Committee may determine that a lesser number of boards of directors than four is appropriate.

E.

Contact with Management. All directors are invited to contact the Chief Executive Officer at any time to discuss any aspect of AIG’s business. It is expected that the Chief Executive Officer will keep the Chairman informed of all significant management, operational and other business developments as they arise. Directors also will have complete access to other members of management. The Board expects that there will be frequent opportunities for directors to meet with the Chief Executive Officer and other members of management in Board and committee meetings, or in other formal and informal settings.

Further, the Board encourages management, from time to time, to bring managers into Board meetings who (a) can provide additional insight into the items being discussed because of personal involvement or substantial knowledge in those areas and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

F.	Board Interaction with Institutional Investors and the Press. It is important that AIG speak to employees, investors and outside constituencies with a single voice and that management serves as the spokesperson. With respect to the press, if a situation does arise in which it seems appropriate for a non-management director to act as a spokesperson with the press on behalf of AIG, the director will first consult with the Chief Executive Officer. With respect to investors, if a situation does arise in which it seems appropriate for a non-management director to communicate about AIG with one or more investors, the director will first consult with the entire Board on the proposed communication and will also report to the entire Board after any such communication has occurred. The foregoing is not intended to preclude the Chairman from speaking on behalf of the Independent Directors nor limit the Board’s active involvement in AIG’s shareholder engagement process described below.

AIG maintains an active dialogue with shareholders and other stakeholders on matters of significance to AIG and its shareholders including corporate governance, corporate social responsibility, strategy, performance and related matters. As part of this process, the Chairman and Chief Executive Officer periodically participate in meetings with shareholders to discuss and obtain feedback on issues important to AIG’s shareholders. Management also shares feedback from other investor meetings, conferences and shareholder dialogue with the Board.

G.	Confidentiality. The proceedings and deliberations of the Board and its committees are confidential. Each director will maintain the confidentiality of all information received in connection with his or her service as a director. Directors participating in Board or committee meetings by telephone or remotely must ensure that the discussions are not exposed to parties who are not directors. This is particularly important because confidential supervisory information, attorney-client privileged information or other confidential information may be discussed at these meetings.

XII. COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may communicate directly with one or more directors by (1) writing to them c/o Vice President–Corporate Governance, American International Group, Inc., 175 Water Street, New York, NY 10038 or (2) email at an address that will be included in the annual proxy statement.

XIII. EVALUATING BOARD AND COMMITTEE PERFORMANCE

AIG believes that self-evaluations of the Board, the standing committees of the Board and individual directors are important elements of corporate governance. Under the general oversight of the Chairman:

•	the Board, acting through the Nominating and Corporate Governance Committee, will conduct an annual self-evaluation and evaluation of each member of the Board; and

•	each standing committee will conduct an annual self-evaluation, in the manner and to the extent specified in the committee’s charter.

XIV. CHARITABLE GIVING

AIG, and its subsidiaries, may make charitable gifts, grants, contributions, commitments and pledges and awards of various types (collectively, “gifts”) in the ordinary course of their business to charities, including foundations, endowments, trusts, charitable organizations and groups, cultural and educational institutions and others (collectively, “institutions”). The Board has adopted the following guidelines with respect to the making of such gifts:

•

Gifts are to be made prudently and to further AIG’s business interests, including the enhancement of AIG’s reputation and standing in the communities where it operates. It is the responsibility of management to determine whether a gift satisfies this purpose before it is made, pledged or committed.

•

Management will provide the Regulatory, Compliance and Public Policy Committee with quarterly reports on all charitable gifts that have been made, pledged or committed for since the last such report that result in gifts aggregating $50,000 or more within the current calendar year to or on behalf of a given institution.

Management will also provide an annual report, that will be available upon request, with respect to all charitable gifts that have been made, pledged or committed for during the past calendar year that result in gifts aggregating $50,000 or more to or on behalf of a given institution. Gifts made to institutions under the AIG Matching Grants Program will not be taken into account in calculating the $50,000 or more amount.

•

Management will inform the Nominating and Corporate Governance Committee and the Regulatory, Compliance and Public Policy Committee before the making of any proposed gift that would result in gifts aggregating $50,000 or more within any calendar year to or on behalf of an institution (1) of which a Director serves as a director, advisory director (or in a similar capacity) or executive officer or (2) which is at one or more events honoring any Director, even if that Director is not a director, advisory director (or in a similar capacity), executive officer or otherwise affiliated with the institution. Gifts made to institutions under the AIG Matching Grants Program will not be taken into account in calculating the $50,000 or more amount.

•

Directors will not directly solicit gifts from AIG (including any of its subsidiaries) to or on behalf of any institution of which a Director serves as a director, advisory director (or in a similar capacity) or executive officer or which is honoring that Director.

XV. POLITICAL CONTRIBUTIONS

AIG, and its subsidiaries, may make political contributions in the ordinary course of their business to further AIG’s business interests. It is the responsibility of management to determine whether a contribution satisfies this purpose before it is made, pledged or committed for. All political contributions will be made in accordance with all applicable laws, rules and regulations.

Management will provide the Regulatory, Compliance and Public Policy Committee with a report, at least annually, with respect to all political contributions that have been made since the last such report. The Regulatory, Compliance and Public Policy Committee will report to the Board, at least annually, with respect to its review of the report provided by management on political contributions.

XVI. RELIANCE ON MANAGEMENT AND OUTSIDE ADVICE

The Board will have direct access to, and complete and open communication with, senior management and may obtain advice and assistance from internal legal, accounting and other advisors to assist it. In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management as well as legal, accounting and other advisors retained by AIG. The Board may retain, if appropriate, independent legal, accounting and other advisors to assist the Board (or, when appropriate, the Independent Directors), and may determine the compensation of such advisors, and AIG will be responsible for any costs or expenses so incurred. Any retention of advisors by the Compensation and Management Resources Committee must satisfy the requirements of SEC Rule 10C-1 and the related NYSE listing standards.

XVII. AMENDMENT AND WAIVER

In the exercise of its business judgment, these Guidelines may be amended, modified or waived by the Board at any time and from time to time and, when permitted by these Guidelines, waivers may also be granted by the Nominating and Corporate Governance Committee.

Annex A

AMERICAN INTERNATIONAL GROUP, INC.

DIRECTOR INDEPENDENCE STANDARDS

A director having any of the following relationships will be deemed to have a material relationship1 with AIG2 and will not be considered “independent”:

•	The director is, or has been within the last three years, an employee of AIG, or an immediate family member[3] is, or has been within the last three years, an executive officer[4] of AIG.[5]

•

During any twelve-month period within the last three years, (1) the director has received any direct compensation from AIG or (2) the director has an immediate family member who has received more than $100,000 in direct compensation from AIG for service as an executive officer, in any such case other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not in any way contingent on continued service).[5]

•

(1) The director or an immediate family member is a current partner of a firm that is AIG’s internal or external auditor; (2) the director is a current employee of such a firm; (3) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (4) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on AIG’s audit within that time.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of AIG’s present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments[6] to, or received payments from, AIG for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

The following relationships and transactions shall not be deemed material for purposes of the New York Stock Exchange listing standards. The fact that a particular relationship or transaction is not addressed by the below standards or exceeds the thresholds in one or more of these standards shall not create a presumption that the director is or is not “independent”.

•

A relationship arising solely from a director’s status as an executive officer, employee or a greater than 10% equity owner of a for-profit corporation or organization that has made payments to, or received payments from, AIG so long as the payments made or received during any of the past three fiscal years are not in excess of the greater of $1 million or 2% of the other company’s consolidated gross revenues for the fiscal year in which the payments were made (based on the other company’s most recently available financial statements).

[1]	Such relationship may be either direct or as a partner, shareholder or officer of an organization that has a relationship with AIG.
[2]	“AIG” refers to American International Group, Inc. and its consolidated subsidiaries.
[3]	“Immediate family member” includes a director’s spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director’s home. When applying the relevant look-back provisions of the standards, individuals who are no longer immediate family members as a result of legal separation or divorce or those who have died or become incapacitated shall not be considered.
[4]	“Executive officer” refers to such entity’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the entity in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the entity.
[5]	Employment or compensation received by a director for former service as an interim chairman or Chief Executive Officer does not need to be considered as a factor by the board in determining independence under this test.
[6]	Contributions to tax exempt organizations are not considered payments for purposes of this test.

•	A relationship arising solely from a director’s ownership of 10% or less of the equity interests in an entity that has a relationship or engages in a transaction with AIG.

•	A relationship arising solely from a director’s position as a director or advisory director (or similar position) of another for-profit organization that engages in a transaction with AIG.

•

A relationship arising solely from (1) a director’s affiliation with a charitable organization as a director, advisory director (or in a similar capacity) or executive officer that receives contributions from AIG or (2) the director being honored by the charitable organization, so long as such contributions (other than employee matching contributions) for a calendar year are not in excess of the greater of $1 million or 2% of the charity’s consolidated gross revenues for such year.[7]

•	The ownership by a director of equity securities of AIG or of any fund managed by AIG.

•

The purchase of insurance, investment or other products or services from AIG, or the maintenance of a brokerage or similar account with AIG, in each case, so long as the relationship or transaction is entered into in the ordinary course of business and is on substantially the same terms as those prevailing at the time for similarly situated persons who are not directors of AIG.

•	Any other relationship or transaction that is not required to be disclosed pursuant to Item 404(a) of Regulation S-K.

•	A relationship or transaction arising from a combination of relationships or transactions which are not deemed material.

•	Any relationship or transaction with an immediate family member of a director that would fall within one of the preceding standards.

[7]	Contributions made by AIG to charitable organizations under the AIG Matching Grants Program will not be taken into account for purposes of this test.

APPENDIX B

Non-GAAP Financial Measures

Certain of the operating performance measurements used by AIG management are “non-GAAP financial measures” under SEC rules and regulations. GAAP is the acronym for “accounting principles generally accepted in the United States.” The non-GAAP financial measures presented may not be comparable to similarly named measures reported by other companies.

Short-Term Incentive Performance

•	Normalized insurance company pre-tax operating income is Insurance company pre-tax operating income as adjusted by the Insurance Company Normalizations (defined below).

•

Insurance company pre-tax operating income is the sum of the Pre-tax operating income (defined below) for the Commercial Insurance and Consumer Insurance segments, Institutional Markets, United Guaranty and Fuji Life in the Other Operations Category, as well as certain Legacy Life businesses previously categorized as Insurance Operations. Pre-tax operating income is derived by excluding the following items from Pre-tax income: changes in fair values of securities used to hedge guaranteed living benefits; net realized capital gains and losses; changes in benefit reserves and deferred policy acquisition costs (DAC), value of business acquired (VOBA) and sales inducement assets (SIA) related to net realized capital gains and losses; other income and expense—net; net loss reserve discount benefit (charge); and non-operating litigation reserves and settlements.

•

Insurance Company Normalizations are normalizations for variance from expectations with respect to severance costs, acceleration of incentive vesting for terminations, fluctuations in compensation expense associated with changes in the share price of AIG Common Stock, direct marketing expenses, acquisition costs, alternative investment returns, fair value option asset returns, natural catastrophe losses different from the budgeted modeled average annual losses and the impact of foreign exchange rates.

•

Normalized return on equity (excluding accumulated other comprehensive income and deferred tax assets) is (i) After-tax operating income attributable to AIG (defined below), adjusted by the tax adjusted ROE Normalizations (defined below), divided by (ii) average Shareholders’ equity, adjusted to exclude the average accumulated other comprehensive income and the average deferred tax assets (DTA). DTA represents U.S. tax attributes related to net operating loss carryforwards and foreign tax credits.

•

After-tax operating income attributable to AIG is derived by excluding the following items from Net income attributable to AIG: deferred income tax valuation allowance releases and charges; changes in fair value of securities used to hedge guaranteed living benefits; changes in benefit reserves and DAC, VOBA, and SIA related to net realized capital gains and losses; reserve development related to non-operating run-off insurance business; restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify the AIG organization; other income and expense—net, related to Legacy Portfolio run-off insurance lines; loss (gain) on extinguishment of debt; net realized capital gains and losses; non-qualifying derivative hedging activities, excluding net realized capital gains and losses; income or loss from discontinued operations; income and loss from divested businesses; uncertain tax positions and other tax items related to legacy matters having no relevance to our current businesses or operating performance; net loss reserve discount benefit (charge); pension expense related to a one-time lump sum payment to former employees; and non-operating litigation reserves and settlements.

•

ROE Normalizations are (i) normalizations for variance from expectations with respect to catastrophe losses, alternative investment returns, and Direct Investment book and Global Capital Markets income; and (ii) the exclusion of the following items: fair value changes on investments in PICC Property & Casualty Company Limited and People’s Insurance Company (Group) of China Limited, update of actuarial assumptions, and life insurance incurred but not reported death claim charges.

•

Normalized gross general operating expenses represents general operating expenses adjusted to normalize for variance from expectations with respect to severance costs, acceleration of incentive vesting for terminations, certain expenses associated with long-term and short-term incentive plans, non-deferrable acquisition costs associated with sales, fluctuations in compensation expense associated with changes in the share price of AIG Common Stock and the impact of foreign exchange rates.

B-1

•

Normalized production risk-adjusted profitability is the underwriting profit or loss for Commercial Insurance and Personal Insurance plus net investment income, less tax, net of the cost of capital. Underwriting profit or loss is based on net premiums written during the performance year, estimated ultimate loss ratio adjusted for catastrophic annual average losses, and variable expenses. The net investment income is imputed based upon the prevailing interest rate environment of the performance year. The cost of capital is the product of the capital deployed and the cost of capital rate. The capital deployed is based on an internal capital allocation model and reflects the capital needed for the business underwritten during the performance period. The cost of capital rate is derived from an internal capital asset pricing model. This result is adjusted to normalize for the impact of fluctuations in foreign exchange rates.

•

Normalized value of new business is the sum of (i) with respect to Consumer Insurance (excluding Personal Insurance), Institutional Markets and Fuji Life, the present value, measured at point of sale, of projected after-tax statutory profits emerging in the future from new business sold in the period, as adjusted to normalize fixed annuity sales and margins based on indexing fixed annuity sales to the prevailing interest rate environment less the cost of capital and (ii) with respect to United Guaranty, the present value, measured at point of sale, of projected after-tax cash flow profits emerging in the future from new business sold in the period less the cost of capital.

B-2

APPENDIX C

The following is marked to show the proposed Protective Amendment as compared to current Article Thirteen of AIG’s Amended and Restated Certificate of Incorporation, with deletions indicated by strikeouts and additions indicated by double underlining:

ARTICLE THIRTEEN.

Ownership Limit

(1) Definitions. As used in this ARTICLE THIRTEEN, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382–2T shall include any successor provisions):

“Agent” has the meaning set forth in Section 5 of this ARTICLE THIRTEEN.

“Board of Directors” or “Board” means the Board of Directors of the Company, including any duly authorized committee thereof.

“Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities (i) which such Person is considered to own under general federal income tax principles, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).

“Close of Business” on any given date shall mean 5:00 p.m., New York City time on such date, or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, including any successor statute.

“Common Stock” shall mean the shares of Common Stock, par value $2.50 per share, of the Company and shares of capital stock of the Company issued in exchange or substitution for such Common Stock.

“Company Security” or “Company Securities” means (i) shares of Common Stock, (ii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382–2T(h)(4)(v) and Treas. Reg. § 1.382–4(d)(9)) to purchase Securities of the Company and (iii) any Stock; provided, however, that “Company Security” or “Company Securities” shall not mean shares of Serial Preferred Stock, par value $5.00 per share, of the Company.

“Excess Securities” has the meaning given such term in Section 4(a) of this ARTICLE THIRTEEN.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Expiration Date” means the earliest of (i) the Close of Business on the third anniversary of the Corporation’s ~~2014~~2017 Annual Meeting of Shareholders; (ii) the date upon which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors to the effect that due to the repeal of Section 382 of the Code, or any other change in law, this ARTICLE THIRTEEN is no longer necessary for the preservation of Tax Benefits; (iii) the first day of any taxable year of the Company with respect to which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors to the effect that no Tax Benefits may be carried forward; or (iv) such date as the Board of Directors determines for the restrictions set forth in Section 2 of this ARTICLE THIRTEEN to terminate. In the case of a termination of this ARTICLE THIRTEEN pursuant to clauses (ii), (iii) or (iv), the Board shall cause the prompt public announcement of such termination in such manner as the Board determines is appropriate under the circumstances.

“Five Percent Transaction” has the meaning set forth in Section 2(a) of this ARTICLE THIRTEEN.

“Five Percent Stockholder” means a Person with a Beneficial Ownership of 4.99% or more of (i) the Common Stock then outstanding or (ii) any class of Stock (other than Common Stock) then outstanding.

“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any dividend, share split or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any Trading Day shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the New York Stock Exchange or, if the securities are not listed on the New York Stock Exchange, as reported on the NASDAQ Stock Market or, if the securities are not listed on the New York Stock Exchange or NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such Trading Day the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such Trading Day the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair market value per share of such securities on such Trading Day as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.

“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

“Prohibited Distributions” means any and all dividends or other distributions paid by the Company with respect to any Excess Securities received by a Purported Transferee.

“Prohibited Transfer” means any Transfer or purported Transfer of Company Securities to the extent that such Transfer is prohibited and/or void under this ARTICLE THIRTEEN.

“Proposed Transaction” has the meaning set forth in Section 3(b) of this ARTICLE THIRTEEN.

“Public Group” has the meaning set forth in Treas. Reg. § 1.382–2T(f)(13).

“Purported Transferee” has the meaning set forth in Section 4(a) of this ARTICLE THIRTEEN.

“Request” has the meaning set forth in Section 3(b) of this ARTICLE THIRTEEN.

“Requesting Person” has the meaning set forth in Section 3(b) of this ARTICLE THIRTEEN.

“Securities” and “Security” each has the meaning set forth in Section 7 of this ARTICLE THIRTEEN.

“Security Entitlement” has the meaning set forth in Section 8–102(a)(17) of the Delaware Uniform Commercial Code, as amended from time to time.

“Stock” means any interest or Security Entitlement that would be treated as “stock” of the Company pursuant to Treas. Reg. § 1.382–2(a)(3) or Treas. Reg. § 1.382–2T(f)(18).

“Subsidiary” or “Subsidiaries” of any specified Person means any corporation or other entity a majority of the voting power of the equity securities or a majority of the equity or membership interest is owned, directly or indirectly, by such Person.

“Tax Benefits” includes the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Company or any of its Subsidiaries as of December 31, ~~2013~~2016, within the meaning of Section 382 of the Code.

“Trading Day,” when used with respect to any securities, means a day on which the New York Stock Exchange is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a day on which the principal automated quotation system that reports trading in such securities is open for transaction of business or, if such securities are not listed on a national securities exchange or quoted on an automated quotation system, a Business Day.

“Transfer” means any direct, indirect or deemed sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person, other than the Company, that alters the Beneficial Ownership of any Person. A Transfer shall also include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382–2T(h)(4)(v) or Treas. Reg. § 1.382–4(d)(9)) and the issuance by the Company of Stock upon the exercise of an option or warrant. For the avoidance of doubt, a Transfer shall not include (i) the creation or grant of an option by the Company or (ii) the issuance or grant of Stock by the Company (except for stock issued upon the exercise of any warrant issued by the Company).

“Transferee” means, with respect to any Transfer, any Person to whom Company Securities are, or are proposed to be, Transferred.

“Transferor” means, with respect to any Transfer, any Person by or from whom Company Securities are, or are proposed to be, Transferred.

“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

(2) Transfer and Ownership Restrictions.

(a) In order to preserve the Company’s ability to use the Tax Benefits to offset income, until the Expiration Date no Person (including for the avoidance of doubt the U.S. Government or any agency or instrumentality thereof) other than the Company shall, except as provided in Section 3(a) below, Transfer to any Person (and any such attempted Transfer shall be void ab initio), any direct or indirect interest in any Company Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a Five Percent Stockholder, or would cause the Beneficial Ownership of a Five Percent Stockholder to increase (any such Transfer, a “Five Percent Transaction”). The prior sentence shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8-102(a)(14) of the Delaware Uniform Commercial Code, of Company Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Company Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this ARTICLE THIRTEEN.

(3) Exceptions; Waiver of Transfer and Ownership Restrictions.

(a) Any Transfer of Company Securities that would otherwise be prohibited pursuant to Section 2(a) of this ARTICLE THIRTEEN shall nonetheless be permitted if (i) prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after the transaction is consummated), the Board of Directors approves the Transfer in accordance with Section 3(b) or 3(c) of this ARTICLE THIRTEEN (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such transfer which could be retroactive), (ii) such Transfer is pursuant to any transaction, including, but not limited to, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Company Securities receive, or are offered the same opportunity to receive, cash or other consideration for all such Company Securities, and upon the consummation of which the acquiror owns at least a majority of the outstanding shares of Common Stock, (iii) such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) or (iv) such Transfer is a Transfer to any underwriter, dealer or initial purchaser from the United States Department of the Treasury for resale in a transaction contemplated by the Registration Rights Agreement, dated January 14, 2011, as amended from time to time, between the Company and the United States Department of the Treasury; provided, however, that Transfers by such underwriter, dealer or purchaser in such offering remain subject to this ARTICLE THIRTEEN.

(b) The restrictions contained in this ARTICLE THIRTEEN are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) with respect to the Company may limit the

Company’s ability to utilize its Tax Benefits. The restrictions set forth in Section 2(a) of this ARTICLE THIRTEEN shall not apply to a proposed Transfer that is a Five Percent Transaction if the Transferor or the Transferee obtains the authorization of the Board of Directors in the manner described below. In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a Five Percent Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not authorize the Proposed Transaction in accordance with this Section 3(b). A Request shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the Company’s principal executive office. Such Request shall be deemed to have been made when actually received by the Company. A Request shall include: (i) the name and address and telephone number of the Requesting Person; (ii) the number and percentage of Company Securities then Beneficially Owned by the Requesting Person and (iii) a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a Five Percent Transaction and the proposed tax treatment thereof. The Board of Directors shall, in good faith, endeavor to respond to a Request within twenty (20) Business Days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if it receives, at the Board’s request, a report from the Company’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole discretion that granting the Request is in the best interests of the Company. Any Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Company and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within ten (10) Business Days of receiving a Request as provided in this Section 3(b) of (x) any proposed Transfer that does not cause any aggregate increase in the Beneficial Ownership of Stock by Five Percent Stockholders (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Stockholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code, or (y) any proposed Transfer by the United States Department of the Treasury if such proposed Transfer and all prior and anticipated Transfers or other transactions effected or expected to be effected during the relevant testing period do not result in an aggregate “owner shift” (as defined in the Code) of more than 40% for purposes of Section 382 of the Code. For purposes of clause (y) above, it shall be assumed that within such testing period all of the Common Stock originally exchanged for the Series C Perpetual, Convertible, Participating Preferred Stock of the Company, par value $5.00 per share, has been, or will be, sold. For the avoidance of doubt, for purposes of clauses (x) and (y) above, all Transfers shall be taken into account notwithstanding that pursuant to Notice 2008-84 (and any regulations issued pursuant thereto) no testing date may have occurred with respect to such Transfer.

(c) In addition to Section 3(b), the Board of Directors may determine that the restrictions set forth in Section 2(a) of this ARTICLE THIRTEEN shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including a Request pursuant to Section 3(b) of this ARTICLE THIRTEEN, subject to any conditions that it deems reasonable and appropriate in connection therewith. Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

(d) The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE THIRTEEN through duly authorized officers or agents of the Company.

(4) Excess Securities.

(a) No employee or agent of the Company shall record any Prohibited Transfer, and the purported Transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Company for any purpose whatsoever in respect of the Company Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled to any rights thereunder, including rights of stockholders of the Company with respect to such Excess Securities, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the Transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this ARTICLE THIRTEEN or until an approval is obtained under Section 3 of this ARTICLE THIRTEEN. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Company Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this ARTICLE THIRTEEN shall also be a Prohibited Transfer.

(b) The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this ARTICLE THIRTEEN, including, without limitation, authorizing, in accordance with Section 9 of this ARTICLE THIRTEEN, such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s Beneficial Ownership of Stock and other evidence that a Transfer will not be prohibited by this ARTICLE THIRTEEN as a condition to registering any Transfer.

(5) Transfer to Agent. If the Board of Directors determines that a Transfer of Company Securities constitutes a Prohibited Transfer then, upon written demand by the Company sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer constitutes a Prohibited Transfer, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, or, in the case of uncertificated Stock, shall automatically be deemed to be transferred to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Company, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer; and provided further that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Company Securities, would otherwise adversely affect the value of the Company Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Company’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Company grants written permission to the Purported Transferee to retain a portion of such sales proceeds and Prohibited Distributions not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this ARTICLE THIRTEEN if the Agent rather than the Purported Transferee had resold the Excess Securities for an amount equal to the proceeds of such sale by the Purported Transferee (and taking into account only the actual costs incurred by the Agent).

(6) Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by the Agent from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the Market Price at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer); and (c) third, any remaining amounts shall be paid to the Transferor that was party to the subject Prohibited Transfer, or, if the Transferor that was party to the subject Prohibited Transfer cannot be readily identified, to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any Transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 inure to the benefit of the Company or the Agent, except to the extent used to cover costs and expenses incurred by the Agent in performing its duties hereunder.

(7) Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of securities of the Company within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a Five Percent Stockholder, or would cause the Beneficial Ownership of a Five Percent Stockholder to increase, the application of Section 5 and Section 6 of this ARTICLE THIRTEEN shall be modified as described in this Section 7. In such case, no such Five Percent Stockholder shall be required to dispose of any interest that is not a Security, but such Five Percent Stockholder and/or any Person whose ownership of Securities is attributed to such Five Percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Stockholder, following such disposition, not to be in violation of this ARTICLE THIRTEEN. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this ARTICLE THIRTEEN, except that the maximum aggregate amount payable either to such Five Percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the Market Price of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Five Percent Stockholder or such other Person. The purpose of this Section 7 is to extend the restrictions in Sections 2 and 4 of this ARTICLE THIRTEEN to situations in which there is a Five Percent Transaction without a direct Transfer of Securities, and this Section 7, along with the other provisions of this ARTICLE THIRTEEN, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Company Securities.

(8) Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty (30) days from the date on which the Company makes a written demand pursuant to Section 5 of this ARTICLE THIRTEEN (whether or not made within the time specified in Section 5 of this ARTICLE THIRTEEN), then the Company may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this ARTICLE THIRTEEN being void ab initio, (b) preclude the Company in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Company to act within the time periods set forth in Section 5 of this ARTICLE THIRTEEN to constitute a waiver or loss of any right of the Company under this ARTICLE THIRTEEN. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this ARTICLE THIRTEEN.

(9) Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information, to the extent reasonably available and legally permissible, as the Company may reasonably request from time to time in order to determine compliance with this ARTICLE THIRTEEN or the status of the Tax Benefits of the Company.

(10) Legends. The Board of Directors may require that the registration of the Stock on the stock transfer books of the Company, or any certificates issued by the Company evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this ARTICLE THIRTEEN bear the following legend:

“THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE THIRTEEN OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF AMERICAN INTERNATIONAL GROUP, INC., AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY UPON REQUEST.”

The Board of Directors may also require that any certificates or other evidence of ownership issued by the Company evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this ARTICLE THIRTEEN also bear a conspicuous legend referencing the applicable restrictions.

The Company shall have the power to make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this ARTICLE THIRTEEN for any uncertificated Company Securities or Company Securities held in an indirect holding system.

(11) Authority of Board of Directors.

(a) All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors in its sole discretion and shall be conclusive and binding for all purposes of this ARTICLE THIRTEEN.

(b) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this ARTICLE THIRTEEN, including, without limitation, (i) the identification of Five Percent Stockholders, (ii) whether a Transfer is a Five Percent Transaction or a Prohibited Transfer, (iii) the Beneficial Ownership in the Company of any Five Percent Stockholder, (iv) whether an instrument constitutes a Company Security, (v) the amount (or Market Price) due to a Purported Transferee pursuant to Sections 5 and 6 of this ARTICLE THIRTEEN, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this ARTICLE THIRTEEN. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Company not inconsistent with the provisions of this ARTICLE THIRTEEN for purposes of determining whether any Transfer of Company Securities would jeopardize the Company’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this ARTICLE THIRTEEN.

(c) Nothing contained in this ARTICLE THIRTEEN shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) modify the definition of Beneficial Ownership in the Company, Five Percent Stockholder or the Persons covered by this ARTICLE THIRTEEN, (ii) modify the definitions of any other terms set forth in this ARTICLE THIRTEEN or (iii) modify the terms of this ARTICLE THIRTEEN as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code (or other sections of the Code or any similar state law, if applicable) as a result of any changes in applicable law or otherwise; provided, however, that the Board of Directors shall not cause there to be such modification unless it receives a report, at the Board’s request, from the Company’s advisors to the effect that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of certain restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. The Board shall cause the prompt public announcement of such modification in such manner as the Board determines appropriate under the circumstances. In the case of an ambiguity in the application of any of the provisions of this ARTICLE THIRTEEN, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this ARTICLE THIRTEEN requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this ARTICLE THIRTEEN. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be conclusive and binding on the Company, the Agent, and all other Persons for all other purposes of this ARTICLE THIRTEEN. The Board of Directors may delegate all or any portion of its duties and powers under this ARTICLE THIRTEEN to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE THIRTEEN through duly authorized officers or agents of the Company.

(12) Reliance. To the fullest extent permitted by law, the Company and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller or other executive officers of the Company or of the Company’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this ARTICLE THIRTEEN, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Company Securities Beneficially Owned by any stockholder, the Company is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Exchange Act (or similar filings), as of any date, subject to its actual knowledge of the ownership of Company Securities.

(13) Benefits of This ARTICLE THIRTEEN. Nothing in this ARTICLE THIRTEEN shall be construed to give to any Person other than the Company or the Agent any legal or equitable right, remedy or claim under this ARTICLE THIRTEEN. This ARTICLE THIRTEEN shall be for the sole and exclusive benefit of the Company and the Agent.

(14) Severability. The purpose of this ARTICLE THIRTEEN is to facilitate the Company’s ability to maintain or preserve its Tax Benefits. If any provision of this ARTICLE THIRTEEN or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ARTICLE THIRTEEN.

(15) Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Company or the Agent under this ARTICLE THIRTEEN, (a) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(16) Limitation of Liability. To the maximum extent permitted by Delaware law, no director of the Company shall be liable for any breach of any duty under this ARTICLE THIRTEEN, it being understood that no director shall be responsible to the Corporation, any stockholder or any other Person for any action taken or omitted to be taken under this ARTICLE THIRTEEN. In particular, without creating any liability to any Person, the Board may distinguish between stockholders in connection with any Request under this ARTICLE THIRTEEN.

APPENDIX D

TAX ASSET PROTECTION PLAN

dated as of

March 9, 2011

between

AMERICAN INTERNATIONAL GROUP, INC.

and

Wells Fargo Bank, National Association,

as Rights Agent

TAX ASSET PROTECTION PLAN

EXHIBITS
Exhibit A	Form of Rights Certificate (together with Form of Election to Exercise)
Exhibit B	Form of Certificate of Designation and Terms of Participating Preferred Stock

TAX ASSET PROTECTION PLAN

TAX ASSET PROTECTION PLAN (as amended from time to time, this “Plan”), dated as of March 9, 2011, between American International Group, Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

WITNESSETH:

WHEREAS, (a) the Company and certain of its Subsidiaries (as defined below) have certain net operating losses and certain other tax attributes (collectively, “NOLs”) for United States federal income tax purposes; (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and thereby preserve the Company’s ability to utilize such NOLS, and (c) in furtherance of such objective, the Company desires to enter into this Plan;

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has (a) authorized and declared a dividend of one right (“Right”) in respect of each share of Common Stock (as hereinafter defined) held of record as of the Close of Business (as hereinafter defined) on March 18, 2011 (the “Record Time”) payable in respect of each such share upon certification by the New York Stock Exchange (the “NYSE”) to the Securities and Exchange Commission that the Rights have been approved for listing and registration (the “Payment Time”) and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.4, each share of Common Stock issued after the Separation Time;

WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, at or after the Separation Time, to purchase securities or assets of the Company pursuant to the terms and subject to the conditions set forth herein; and

WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer and exchange of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. For purposes of this Plan, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who is or becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock at any time after the first public announcement of this Plan; provided, however, that the term “Acquiring Person” shall not include (i) any Person who is the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock at the time of the first public announcement of the adoption of this Plan and who continuously thereafter is the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock (an “Existing Holder”), until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock, (ii) any Person who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock after the time of the first public announcement of this Plan solely as a result of (A) an acquisition by the Company of shares of Common Stock, (B) an acquisition directly from the Company in a transaction which duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person under the Plan, or (C) an acquisition of Common Stock (or any security convertible into or exchangeable for Common Stock) by any underwriter, dealer or initial purchaser from the United States Department of the Treasury for resale in a transaction contemplated by the Registration Rights Agreement, dated January 14, 2011, as amended from time to time, between the Company and the United States Department of the Treasury, until, in each case, such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock, (iii) any Person who the Board of Directors determines, in its sole discretion, has inadvertently become the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors’ sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock or (iv) any Person determined by the Board of Directors to be an “Exempt Person” in accordance with Section 5.3 for so long as such person complies with any limitations or conditions required by the Board of Directors in making such determination. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Affiliate” shall have the meaning ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Plan.

A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities (i) which such Person directly owns, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).

“Board of Directors” shall have the meaning set forth in the Recitals and includes any duly authorized committee thereof.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.

“Common Stock” shall mean the shares of Common Stock, par value $2.50 per share, of the Company and shares of capital stock of the Company issued in exchange or substitution for such Common Stock.

“Company” shall have the meaning set forth in the preamble.

“Election to Exercise” shall have the meaning set forth in Section 2.3(d).

“Excess Shares” shall have the meaning set forth in Section 3.1(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).

“Exchange Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).

“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $185.00.

“Expansion Factor” shall have the meaning set forth in Section 2.4(a).

“Expiration Time” shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on the third anniversary of the date of this Plan, provided that the Board of Directors may determine to extend this Plan prior to such anniversary as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting and (iv) the time at which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

“Flip-in Date” shall mean any Stock Acquisition Date or such later date and time as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the NYSE or, if the securities are not listed on the NYSE, as reported on the NASDAQ Stock Market or, if the securities are not listed on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

“NOLs” shall have the meaning set forth in the Recitals.

“NYSE” shall have the meaning set forth in the Recitals.

“Payment Time” shall have the meaning set forth in the Recitals.

“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

“Plan” shall have the meaning set forth in the Preamble.

“Preferred Stock” shall mean the series of Participating Preferred Stock, par value $5.00 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.

“Record Time” shall have the meaning set forth in the Recitals.

“Redemption Price” shall mean an amount equal to $0.001.

“Redemption Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.

“Right” shall have the meaning set forth in the Recitals.

“Rights Agent” shall have the meaning set forth in the Preamble.

“Rights Certificate” shall have the meaning set forth in Section 2.3(c).

“Rights Register” shall have the meaning set forth in Section 2.7(a).

“Separation Time” shall mean the next Business Day following the earlier of (i) the tenth Business Day (or such later date as the Board of Directors may from time to time fix by resolution adopted prior to the Separation Time that otherwise would have occurred) after the date on which any Person commences a tender or exchange offer that, if consummated, would result in such Person’s becoming an Acquiring Person and (ii) the date of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referenced in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

“Stock Acquisition Date” shall mean the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person pursuant to this Plan.

“Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

“Trading Day,” when used with respect to any securities, shall mean a day on which the NYSE is open for the transaction of business or, if such securities are not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

“Trading Regulation” shall have the meaning set forth in Section 2.3(c).

“Trust” shall have the meaning set forth in Section 3.1(c).

“Trust Agreement” shall have the meaning set forth in Section 3.1(c).

“Vice President,” when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

ARTICLE II

THE RIGHTS

2.1 Summary of Rights. As soon as practicable after the Record Time, but not later than the date of mailing of the Company’s definitive Proxy Statement relating to its 2011 Annual Meeting of Shareholders, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder’s address as shown by the records of the Company.

2.2 Legend.

The registration of the Common Stock on the stock transfer books of the Company, or, if issued, certificates for Common Stock, shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that acquires Common Stock after the Payment Time either a confirmation of the registration of such Common Stock on the stock transfer books of the Company or Certificates for such Common Stock, which confirmation or Certificates will have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:

Until the Separation Time (as defined in the Plan referred to below), this also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Asset Protection Plan, dated as of March 9, 2011, (as such may be amended from time to time, the “Plan”), between American International Group, Inc. (the “Company”) and Wells Fargo Bank, National Association, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (including if they are “Beneficially Owned” by an “Acquiring Person” or an “Affiliate” thereof, as such terms are defined in the Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Plan to the holder hereof without charge after the receipt of a written request therefor.

Certificates representing shares of Common Stock that are issued and outstanding at the Payment Time shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend. The Company shall mail or arrange for the mailing of a copy of this Plan to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company or certificates representing such shares, without charge after the receipt of a written request therefor.

2.3 Exercise of Rights; Separation of Rights. (a) Subject to Sections 3.1, 5.1 and 5.9 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one ten-thousandth of a share of Preferred Stock.

(b) Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the registration of the associated Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2, together, in the case of Common Stock issued and outstanding at the Payment Time, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

(c) Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised pursuant to Section 2.3(d) below, (ii) will be transferred independent of shares of Common Stock and (iii) the Rights Agent will mail to each holder of record of Common Stock (provided that the Board of Directors has not elected to exchange all of the then outstanding Rights pursuant to Section 3.1(c)) as of the Separation Time (other than any Person whose Rights have become null and void pursuant to Section 3.1(b)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a “Rights Certificate”) in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded (“Trading Regulation”), or to conform to usage, and (y) a disclosure statement describing the Rights. Receipt of a Rights Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 3.1(b).

(d) Subject to the terms and conditions hereof, Rights may be exercised on any Business Day at or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly executed and properly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

(e) Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i)(A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.6 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased (the Company hereby irrevocable authorizes each such depositary agent to comply with such requisitions) or, when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.6 and (ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.

(f) In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g) The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933, as amended from time to time, or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

(h) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the exercise or assignment of a Rights Certificate unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of election to exercise, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates of such Beneficial Owner or former Beneficial Owner, as the Company or the Rights Agent may reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed as required under Section 2.3(d).

2.4 Adjustments to Exercise Price; Number of Rights. (a) In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the “Expansion Factor”) that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referenced in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.4.

(b) In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances, and the Company and the Rights Agent shall amend this Plan as necessary to provide for such adjustments.

(c) Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest one hundredth of a cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate.

(d) Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Plan, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

2.5 Date on Which Exercise is Effective. Each Person in whose name registration on the stock transfer books is effected upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby at the Close of Business on the Business Day upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

2.6 Execution, Authentication, Delivery and Dating of Rights Certificates. (a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). No Rights Certificate shall be valid for any purpose unless manually or by facsimile countersigned by the Rights Agent.

(b) Each Rights Certificate shall be dated the date of countersignature thereof.

2.7 Registration, Registration of Transfer and Exchange. (a) After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(b) Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Plan as the Rights surrendered upon such registration of transfer or exchange.

(c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

(d) The Company shall not register the transfer or exchange of any Rights that have become null and void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.

2.8 Mutilated, Destroyed, Lost and Stolen Rights Certificates. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c) As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d) Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.

2.9 Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated notice of transfer) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock registration) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Plan, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

2.10 Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the time period required by applicable law and regulation. Upon written request of the Corporation (and at the expense of the Corporation), the Rights Agent shall provide to the Corporation or its designee copies of such electronic records relating to rights certificates cancelled or destroyed by the Rights Agent.

2.11 Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

(a) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

(b) after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(c) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock registration) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock registration) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(d) Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void;

(e) this Plan may be supplemented or amended from time to time in accordance with its terms; and

(f) the Board of Directors shall have the exclusive power and authority delegated to it pursuant to Section 5.14.

ARTICLE III

ADJUSTMENTS TO THE RIGHTS IN

THE EVENT OF CERTAIN TRANSACTIONS

3.1 Flip-in. (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.9), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock); provided, however, that in connection with any exercise effected pursuant to this Section 3.1(a), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of in excess of 4.99% of the then-outstanding Common Stock (such shares, the “Excess Shares”), then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.

(b) Notwithstanding the foregoing, any Rights that are Beneficially Owned on the Stock Acquisition Date by an Acquiring Person or an Affiliate thereof shall become null and void and any holder of such Rights (including transferees, whether direct or indirect, of any such Persons) shall thereafter have no right to exercise or transfer such Rights. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of Election to Exercise or, if requested, will not provide such additional evidence, including, without limitation, the identity of the Beneficial Owners and their Affiliates (or former Beneficial Owners and their Affiliates) as the Company or the Board of Directors shall reasonably request in order to determine if such Rights are null and void, then the Company shall be entitled conclusively to deem the Rights to be Beneficially Owned by an Acquiring Person or an Affiliate thereof or a transferee of any of the foregoing and accordingly deem the Rights evidenced thereby to be null and void and not transferable, exercisable or exchangeable.

(c) The Board of Directors may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock elect to exchange all (but not less than all) of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in the event that after the Separation Time any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”).

Immediately upon the action of the Board of Directors electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become null and void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio; provided, however, that in connection with any exchange effected pursuant to this Section 3.1(c), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive Excess Shares, in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date the Board of Directors effects the forgoing exchange multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.8. Before effecting an exchange pursuant to this Section 3.1(c), the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”), which Trust shall act as the agent of the Company, all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 3.1(b) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. Approval by the Board of Directors of the exchange shall constitute a determination by the Board of Directors that such consideration is adequate.

Each Person in whose name any registration on the stock transfer books of the Company is made upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such registration on the stock transfer books of the Company shall be registered as of, the Close of Business on the date upon which the Rights Certificate evidencing such Rights was duly exchanged or deemed exchanged by the Company and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such exchange and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such registration on the stock transfer books of the Company shall be registered as of, the next succeeding Business Day on which the stock transfer books of the Company are open.

(d) Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, as determined by the Board of Directors, may substitute therefor shares of Preferred Stock, at a ratio of one ten-thousandth of a share of Preferred Stock for each share of Common Stock so issuable, subject to adjustment.

(e) In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referenced in Section 3.1(c), to permit the issuance of all shares pursuant to the exchange, the Company shall either (i) call a meeting of stockholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be or necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive, (x) in the case of any exercise in accordance with Section 3.1(a), at the Company’s option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as may be required for the valid issuance of securities or otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) in the case of an exchange of Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.

(f) The Company may, but shall not be required to, make such changes in the Exercise Price, in addition to those required by Section 3.1(a), as the Board considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

ARTICLE IV

THE RIGHTS AGENT

4.1 General. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2 Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Plan.

(b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.

4.3 Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Plan the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chief Executive Officer or any Vice President or by the Chief Financial Officer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(e) The Rights Agent will not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor will it be responsible for any change in the exercisability or exchangeability of the Rights (including the Rights becoming null and void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.4 or 3.1 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chief Executive Officer or any Vice President or the Chief Financial Officer of the Company or the Secretary or any Assistant Secretary, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) Tax Compliance:

(A) The Rights Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made hereunder and (ii) the issuance, delivery, holding, transfer, redemption or exercise of Rights, Common Stock or Preferred Stock hereunder. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

(B) The Rights Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with Section 4.3(g).

(C) The Rights Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

4.4 Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Plan upon 90 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. The Company may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or the effectiveness of such resignation or after it has been notified in writing of such incapacity by the incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Plan and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V

MISCELLANEOUS

5.1 Redemption. The Board of Directors may, at its option, at any time prior to the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

(a) Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

(b) The Finance and Risk Management Committee of the Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company’s stockholders.

5.2 Expiration. The Rights and this Plan shall expire at the Expiration Time and no Person shall have any rights pursuant to this Plan or any Right after the Expiration Time, except, if the Rights have been exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.

5.3 Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a “Requesting Person”) may request that the Board of Directors grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under the definition of Acquiring Person hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the

Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within twenty (20) Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the Board’s request, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that if will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and determination of the Board of Directors with respect thereto, unless the information contained in the Exemption request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request. Furthermore, the Board of Directors shall approve within ten (10) Business Days of receiving an Exemption Request as provided in this Section 5.3 of (x) any proposed acquisition that does not cause any aggregate increase in the Beneficial Ownership of Persons with Beneficial Ownership of 4.99% or more of (i) the Common Stock then outstanding or (ii) any class of stock (as defined for purposes of Section 382 of the Code, or “Stock”) (other than Common Stock) then outstanding (a “Five Percent Stockholder”) (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Stockholders (as determined immediately before the proposed acquisition) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code, or (y) any proposed acquisition from the United States Department of the Treasury if such proposed acquisition and all prior and anticipated acquisitions or transactions effected or expected to be effected during the relevant testing period do not result in an aggregate “owner shift” (as defined in the Code) of more than 40% for purposes of Section 382 of the Code. For purposes of clause (y) above, it shall be assumed that within such testing period all of the Common Stock originally exchanged for the Series C Perpetual, Convertible, Participating Preferred Stock of the Company, par value $5.00 per share, has been, or will be, sold. For the avoidance of doubt, for purposes of clauses (x) and (y) above, all acquisitions shall be taken into account notwithstanding that pursuant to Notice 2008-84 (and any regulations issued pursuant thereto) no testing date may have occurred with respect to such acquisition.

5.4 Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, warrants or other rights (other than any securities issued or issuable in connection with the exercise or exchange of Rights) in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate of an Acquiring Person or any transferee of any of the foregoing.

5.5 Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights in any respect. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company, provided that any supplement or amendment (other than to Article IV if the rights and obligations of the Rights Agent are adversely affected) shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

5.6 Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.

5.7 Holder of Rights Not Deemed a Stockholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

5.8 Notices. Notices or demands authorized or required by this Plan to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

American International Group, Inc.

180 Maiden Lane

New York, New York 10038

Attention: Corporate Secretary

Any notice or demand authorized or required by this Plan to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Wells Fargo Bank, National Association

161 N. Concord Exchange

South St. Paul, Minnesota 55075

Attention: Account Management

Notices or demands authorized or required by this Plan to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given on the date of mailing, whether or not the holder receives the notice, except notice to the Company shall be effective only upon receipt.

5.9 Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors determines in good faith that some action will or need be taken pursuant to, or in order to properly give effect to, Section 2.3, 3.1 or 4.4 or to comply with federal or state securities laws or applicable Trading Regulations, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or Trading Regulations. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required. Upon such suspension, any rights of action vested in a holder of Rights shall be similarly suspended.

Failure to give a notice pursuant to the provisions of this Plan shall not affect the validity of any action taken hereunder.

5.10 Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.11 Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Plan and this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.12 Determination and Actions by the Board of Directors, etc. The Board of Directors shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration or implementation of this Plan, including the right to determine the Rights to be null and voided pursuant to Section 3.1(b), after taking into account the purpose of this Plan and the Company’s interest maintaining an orderly trading market in the outstanding shares of Common Stock. All such actions, interpretations and determinations done or made by the Board of Directors shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons.

5.13 Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Plan is made to a Section, such reference shall be to a Section of this Plan unless otherwise indicated.

5.14 GOVERNING LAW; EXCLUSIVE JURISDICTION. (a) THIS PLAN, EACH RIGHT AND EACH RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(b) (i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS PLAN. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Plan, and to such Persons’ relationship with one another.

(ii) The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Plan in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.

5.15 Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.16 Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.17 Withholding Rights. In the event that the Company, the Rights Agent or their agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions hereunder to a holder of the Rights, Common Stock or other cash, securities or other property, the Company, the Rights Agent or their agents shall be entitled, but not obligated, to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property (including, without limitation, Rights, Preferred Stock, Common Stock or cash) that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Company, the Rights Agent or their agents, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the date first above written.

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ Robert A. Gender
Name: Robert A. Gender
Title: Senior Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne M. Swits
Name: Suzanne M. Swits
Title: Vice President

EXHIBIT A

[Form of Rights Certificate]

Certificate No. W-	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE TAX ASSET PROTECTION PLAN. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

Rights Certificate

AMERICAN INTERNATIONAL GROUP, INC.

This certifies that                         , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Tax Asset Protection Plan, dated as of February 24, 2011 (as amended from time to time, the “Plan”), between American International Group, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Plan), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on March 9, 2014, one ten-thousandth of a fully paid share of Participating Preferred Stock, par value $5.00 per share (the “Preferred Stock”), of the Company (subject to adjustment as provided in the Plan) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in The City of South St. Paul. The Exercise Price shall initially be $185.00 per Right and shall be subject to adjustment in certain events as provided in the Plan.

In certain circumstances described in the Plan, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Plan.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Plan are on file at the principal office of the Company and are available without cost upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one ten-thousandth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Plan.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:

ATTEST:	AMERICAN INTERNATIONAL GROUP, INC.

By
Secretary

Countersigned:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED                                                                                                                               hereby

sells, assigns and transfers unto
(Please print name

and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                          Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                                  ,

Signature Guaranteed:
Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

[TO BE ATTACHED TO EACH RIGHTS CERTIFICATE]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to

exercise the Rights Certificate.)

TO: AMERICAN	INTERNATIONAL GROUP, INC.

The undersigned hereby irrevocably elects to exercise                                                           whole Rights represented by the attached Rights Certificate to purchase the shares of Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Address:

Social Security or Other Taxpayer Identification Number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Address:

Social Security or Other Taxpayer Identification Number:

Dated: ,

Signature Guaranteed:
Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate thereof (as defined in the Plan).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATION AND TERMS OF

PARTICIPATING PREFERRED STOCK OF AMERICAN INTERNATIONAL GROUP, INC.

Pursuant to Section 151 of the General

Corporation Law of the State of Delaware

We, the undersigned, David L. Herzog and Jeffrey A. Welikson, the Executive Vice President and Chief Financial Officer, and Vice President and Corporate Secretary, respectively, of American International Group, Inc., a Delaware corporation (the “Corporation”), do hereby certify as follows:

Pursuant to authority granted by ARTICLE FOUR of the Amended and Restated Certificate of Incorporation of the Corporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation’s Serial Preferred Stock, par value $5.00 per share, and certain qualifications, limitations and restrictions thereon:

RESOLVED, that there is hereby established a series of Serial Preferred Stock, par value $5.00 per share, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:

1. The distinctive serial designation of this series shall be “Participating Preferred Stock” (hereinafter called “this Series”). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

2. The number of shares in this Series shall initially be 200,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Serial Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one ten-thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this Series.

3. The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $925.00 over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.

The term “Reference Package” shall initially mean 10,000 shares of Common Stock, par value $2.50 per share (“Common Stock”), of the Corporation.

Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.

So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.

4. In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

5. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of (A) $25,000 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the “Liquidation Preference”), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph 5. above, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph 5. above before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.

For the purposes of this Section (v), the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

6. The shares of this Series shall not be redeemable.

7. In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.

8. If and whenever dividends payable on this Series and any other class or series of stock of the Corporation ranking on a parity with this Series as to payment of dividends (any such class or series being herein referred to as “dividend parity stock”) shall be in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of this Series, together with the holders of all other affected classes and series of dividend parity stock similarly entitled to vote for the election of two additional directors, voting separately as a single class, shall be entitled to elect the two additional directors at any annual meeting of stockholders or any special meeting of the holders of shares of this Series and such dividend parity stock called as hereinafter provided. Whenever all arrears in dividends on the shares of this Series and dividend parity stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set aside for payment, then the right of the holders of shares of this Series and such dividend parity stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of shares of this Series and such dividend parity stock shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of this Series and such dividend parity stock, the Secretary of the Corporation may, and upon the written request of any holder of shares of this Series (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of shares of this Series and such dividend parity stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the stockholders or as required by law. If any such special meeting so required to be called shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of shares of this Series may (at the Corporation’s expense) call such meeting, upon notice as herein provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of shares of this Series and such dividend parity stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders upon the nomination of the then remaining director elected by the holders of shares of this Series and such dividend parity stock or the successor of such remaining director. If the holders of shares of this Series become entitled under the foregoing provisions to elect or participate in the election of two directors as a result of dividend arrearages, such entitlement shall not affect the right of such holders to vote as stated in paragraph (vii), including the right to vote in the election of the remaining directors.

9. This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Serial Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Serial Preferred Stock.

10. In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.

IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the     th day of                     .

Attest:

APPENDIX E

AMENDMENT NO. 1 TO TAX ASSET PROTECTION PLAN

Amendment No. 1, dated as of January 8, 2014 (this “Amendment”), to the Tax Asset Protection Plan, dated as of March 9, 2011 (the “Plan”), between American International Group, Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

WITNESSETH:

WHEREAS, the Company and the Rights Agent are parties to the Plan;

WHEREAS, Section 5.5 of the Plan provides that the Company and the Rights Agent may amend the Plan in any respect without the approval of the holders of Rights;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Plan as set forth in this Amendment; and

WHEREAS, pursuant to the terms of the Plan and in accordance with Section 5.5 thereof, the Company has directed that the Plan be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute and deliver this Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Plan and in this Amendment, the parties hereto hereby amend the Plan as follows:

1.	Amendments.

a.	Clause (i) of the definition in Section 1.1 of the Plan used to deem a Person the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities is hereby amended and restated in its entirety to read as follows:

“(i) which such Person is considered to own under general federal income tax principles,”

b.	Clause (iii) of the definition of “Expiration Time” in Section 1.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“(iii) the Close of Business on January 8, 2017, provided that the Board of Directors may determine to extend this Plan prior to such date as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting and”

c.	Section 5.1(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“(b) The Finance and Risk Management Committee or any other appropriate committee of the Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company’s stockholders.”

d.	The first sentence of Section 5.3 of the Plan is hereby amended by replacing the phrase “beneficially owning” with the phrase “Beneficially Owning”.

2.	Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Plan.

3.	Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Amendment is made to a Section, such reference shall be to a Section of the Plan unless otherwise indicated.

4.	GOVERNING LAW; EXCLUSIVE JURISDICTION. (a) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(b)(i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AMENDMENT. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Amendment, and to such Persons’ relationship with one another.

(ii) The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Amendment in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.

5.	Effect of this Amendment. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any provision of the Plan, and the provisions of the Plan, as amended hereby, shall remain in full force and effect. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Plan” and each other similar reference contained in the Plan shall from and after the date hereof refer to the Plan as amended hereby.

6.	Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.	Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ Monika M. Machon
Name: Monika M. Machon
Title: Senior Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne M. Swits
Name: Suzanne M. Swits
Title: Vice President

[Signature Page to Amendment No. 1 to Tax Asset Protection Plan]

APPENDIX F

AMENDMENT NO. 2 TO TAX ASSET PROTECTION PLAN

Amendment No. 2, dated as of December 14, 2016 (this “Amendment”), to the Tax Asset Protection Plan, dated as of March 9, 2011, as previously amended by Amendment No. 1, dated as of January 8, 2014 (together, the “Plan”), between American International Group, Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

WITNESSETH:

WHEREAS, the Company and the Rights Agent are parties to the Plan;

WHEREAS, Section 5.5 of the Plan provides that the Company and the Rights Agent may amend the Plan in any respect without the approval of the holders of Rights;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Plan as set forth in this Amendment; and

WHEREAS, pursuant to the terms of the Plan and in accordance with Section 5.5 thereof, the Company has directed that the Plan be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute and deliver this Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Plan and in this Amendment, the parties hereto hereby amend the Plan as follows:

1.	Amendments.

a.	Clause (iii) of the definition of “Expiration Time” in Section 1.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“(iii) the Close of Business on December 14, 2019, provided that the Board of Directors may determine to extend this Plan prior to such date as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting and”

b.	Section 5.1(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“(b) The Risk and Capital Committee or any other appropriate committee of the Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company’s stockholders.”

2.	Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Plan.

3.	Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Amendment is made to a Section, such reference shall be to a Section of the Plan unless otherwise indicated.

4.	GOVERNING LAW; EXCLUSIVE JURISDICTION. (a) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(b) (i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AMENDMENT. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Amendment, and to such Persons’ relationship with one another.

F-1

(ii) The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Amendment in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.

5.	Effect of this Amendment. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any provision of the Plan, and the provisions of the Plan, as amended hereby, shall remain in full force and effect. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Plan” and each other similar reference contained in the Plan shall from and after the date hereof refer to the Plan as amended hereby.

6.	Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.	Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

[Remainder of this page intentionally left blank]

F-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ David W. Junius
	Name:	David W. Junius
	Title:	Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Allison M. Seeley
	Name:	Allison M. Seeley
	Title:	Officer

[Signature Page to Amendment No. 2 to Tax Asset Protection Plan]

American International Group, Inc.

PRINTED ON RECYCLED PAPER

AMERICAN INTERNATIONAL GROUP, INC. 175 WATER STREET NEW YORK, NY 10038

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on June 27, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by AIG in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on June 27, 2017. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the prepaid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your proxy by mail must be received by 10:00 a.m. Eastern Daylight Time on June 28, 2017.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E26275-TBD	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

AMERICAN INTERNATIONAL GROUP, INC.
The Board of Directors Recommends a Vote FOR each of the Nominees for Election, and FOR Proposals 2, 3, 4 and 5.
1.	Election of Directors		For	Against	Abstain
Nominees:
	1a.	W. DON CORNWELL	☐	☐	☐

	1b.	BRIAN DUPERREAULT	☐	☐	☐

	1c.	PETER R. FISHER	☐	☐	☐

	1d.	JOHN H. FITZPATRICK	☐	☐	☐

	1e.	WILLIAM G. JURGENSEN	☐	☐	☐

	1f.	CHRISTOPHER S. LYNCH	☐	☐	☐

	1g.	SAMUEL J. MERKSAMER	☐	☐	☐

	1h.	HENRY S. MILLER	☐	☐	☐

	1i.	LINDA A. MILLS	☐	☐	☐

	1j.	SUZANNE NORA JOHNSON	☐	☐	☐

	1k.	RONALD A. RITTENMEYER	☐	☐	☐

			For	Against	Abstain

	1l.	DOUGLAS M. STEENLAND	☐	☐	☐

	1m.	THERESA M. STONE	☐	☐	☐

2.	To vote, on a non-binding advisory basis, to approve executive compensation.		☐	☐	☐

3.	To act upon a proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes.		☐	☐	☐

4.	To act upon a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan.		☐	☐	☐

5.	To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E26276-TBD

AMERICAN INTERNATIONAL GROUP, INC.
Annual Meeting of Shareholders
Wednesday, June 28, 2017

American International Group, Inc.
175 Water Street
New York, NY 10038	Proxy

Proxy solicited by Board of Directors for Annual Meeting - June 28, 2017.

Brian Duperreault, Siddhartha Sankaran and Peter Y. Solmssen, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of American International Group, Inc. to be held at 11:00 a.m. (Eastern Daylight Time) on June 28, 2017 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in accordance with the instructions provided by the shareholder. If no such instructions are provided, the Proxies will have authority to vote FOR each of the Nominees for election, FOR Proposals 2, 3, 4 and 5 and otherwise as determined in their discretion. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The Annual Meeting of Shareholders will be held at 175 Water Street, New York, New York 10038.

Continued and to be signed on the reverse side.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 28, 2017.

AMERICAN INTERNATIONAL GROUP, INC.

AMERICAN INTERNATIONAL GROUP, INC.

175 WATER STREET

NEW YORK, NY 10038

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	May 8, 2017
Date: June 28, 2017	Time: 11:00 a.m.
Location: 175 Water Street
New York, NY 10038

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 14, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you attend the Annual Meeting, please bring with you photo identification and evidence of ownership of AIG Common Stock as of the close of business on May 8, 2017. The proxy statement contains specific instructions on how to vote these shares at the meeting.

Vote By Internet: To vote by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Your proxy by internet must be received by 11:59 p.m. Eastern Daylight time on June 27, 2017.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Your proxy by mail must be received by 10:00 a.m. Eastern Daylight time on June 28, 2017.

Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote up until 11:59 p.m. Eastern Daylight Time on June 27, 2017.

Voting Items

The Board of Directors Recommends a Vote FOR each of the Nominees for Election, and FOR Proposals 2, 3, 4 and 5.

1.	Election of Directors

Nominees:

1a.	W. DON CORNWELL

1b.	BRIAN DUPERREAULT

1c.	PETER R. FISHER

1d.	JOHN H. FITZPATRICK

1e.	WILLIAM G. JURGENSEN

1f.	CHRISTOPHER S. LYNCH

1g.	SAMUEL J. MERKSAMER

1h.	HENRY S. MILLER

1i.	LINDA A. MILLS

1j.	SUZANNE NORA JOHNSON

1k.	RONALD A. RITTENMEYER

1l.	DOUGLAS M. STEENLAND

1m.	THERESA M. STONE

2.	To vote, on a non-binding advisory basis, to approve executive compensation.

3.	To act upon a proposal to amend and restate AIG’s Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG’s tax attributes.

4.	To act upon a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan.

5.	To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2017.